Exhibit 10.1

JOINDER AND AMENDMENT TO MASTER LEASE AGREEMENT

(IASIS Properties)

THIS JOINDER AND AMENDMENT TO MASTER LEASE AGREEMENT is dated this 29th day of September, 2017 (this “Amendment”), by and among certain Affiliates of MPT OPERATING PARTNERSHIP, L.P. (“MPT”), as further described on the signature pages hereto (collectively, jointly and severally, “Lessor”), and certain Affiliates of STEWARD HEALTH CARE SYSTEM LLC, a Delaware limited liability company (“Steward”), as further described on the signature pages hereto (collectively, jointly and severally, “Lessee”).

WITNESSETH:

WHEREAS, Lessor and Lessee (without regard for the joinders under this Amendment) are parties to that certain Master Lease Agreement, dated as of October 3, 2016, as amended by that certain Amendment to Master Lease Agreement, dated December 31, 2016, that certain Joinder and Amendment to Master Lease Agreement, dated May 1, 2017, and that certain Amendment to Master Lease Agreement, dated May 2, 2017 (as the same has been or hereafter may be modified, amended or restated from time to time, the “Master Lease”), pursuant to which Lessor leases to Lessee certain real property and improvements (including improvements consisting of multiple healthcare facilities), as more particularly described in the Master Lease;

WHEREAS, IASIS Healthcare Corporation, a Delaware corporation (“IASIS”), and certain of its Affiliates listed on Schedule 1 hereto under the heading “New Lessees” (collectively, the “New Lessees”) and certain affiliates of MPT listed on Schedule 1 hereto under the heading “New Lessors” (the “New Lessors”), are parties to that certain Real Property Asset Purchase Agreement, dated as of May 18, 2017 (the “IASIS Purchase Agreement”);

WHEREAS, pursuant to the IASIS Purchase Agreement, among other things, (i) the New Lessors purchased from the New Lessees and certain Affiliates of the New Lessees certain assets, including certain real property and improvements described in Section 2(a)(iii) below and (ii) certain of the New Lessors and the New Lessees agreed to terminate the Current MPT Leases (as defined in the IASIS Purchase Agreement) relating to certain real property and improvements already owned by certain of the New Lessors, all of which is further described in Exhibits A-14 through A-27 (collectively, the “IASIS Property”);

WHEREAS, immediately following the closing of the transactions described in the IASIS Purchase Agreement (the “Real Property Transactions”), Ignite Merger Sub, Inc., a Delaware corporation, merged with and into IASIS pursuant to the terms and conditions of that certain Agreement and Plan of Merger, dated as of May 18, 2017, by and among Steward, Merger Sub, IASIS and Shareholder Representative Services LLC, a Colorado limited liability company and IASIS (as the surviving entity) became a wholly owned subsidiary of Steward (the “Merger”);

WHEREAS, Steward and the New Lessors are parties to that certain IASIS (Project Ignite) Master Agreement, dated as of May 18, 2017, pursuant to which, among other things, Steward agreed to cause the New Lessees to lease the IASIS Property from MPT Lessors, immediately upon closing of the Real Property Transactions and the Merger;

WHEREAS, the parties desire to amend the Master Lease to provide, among other things, (a) that the IASIS Property is subject to the Master Lease, (b) that the New Lessors and New Lessees are joined as lessor and lessee thereunder, respectively, (c) that the New Lessors are leasing the IASIS Property to the New Lessees in accordance therewith, and (d) for certain other amendments and modifications as hereinafter set forth.

NOW, THEREFORE, in consideration of mutual covenants, conditions and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby covenant and agree as follows:

1. Capitalized Terms. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed thereto in the Master Lease.

2. Amendments. Notwithstanding any provisions of the Master Lease to the contrary, effective immediately, the parties hereby amend the Master Lease as follows:

(a) Joinders and Additions.

(i) Lessor. Each of the New Lessors is joined and added as a “Lessor” under the Master Lease. “Schedule 1-A” of the Master Lease is deleted in its entirety and replaced with Schedule 1-A attached hereto.

(ii) Lessee. Each of the New Lessees is joined and added as a “Lessee” under the Master Lease. “Schedule 1-B” of the Master Lease is deleted in its entirety and replaced with the Schedule 1-B attached hereto.

(iii) IASIS Owned Land.

(A)	A new “Exhibit A-14” is added to the Master Lease entitled “Glenwood Land” in the form attached as Exhibit A-14 to this Amendment.

(B)	A new “Exhibit A-15” is added to the Master Lease entitled “Jordan Valley Land” in the form attached as Exhibit A-15 to this Amendment.

(C)	A new “Exhibit A-16” is added to the Master Lease entitled “Odessa Land” in the form attached as Exhibit A-16 to this Amendment.

(D)	A new “Exhibit A-17” is added to the Master Lease entitled “Mountain Point Land” in the form attached as Exhibit A-17 to this Amendment.

(E)	A new “Exhibit A-18” is added to the Master Lease entitled “Mountain Vista Land” in the form attached as Exhibit A-18 to this Amendment.

(F)	A new “Exhibit A-19” is added to the Master Lease entitled “Salt Lake Land” in the form attached as Exhibit A-19 to this Amendment.

(G)	A new “Exhibit A-20” is added to the Master Lease entitled “Southeast Texas Land” in the form attached as Exhibit A-20 to this Amendment.

(H)	A new “Exhibit A-21” is added to the Master Lease entitled “Southwest General Land” in the form attached as Exhibit A-21 to this Amendment.

(I)	A new “Exhibit A-22” is added to the Master Lease entitled “St. Jospeh Land” in the form attached as Exhibit A-22 to this Amendment.

(J)	A new “Exhibit A-23” is added to the Master Lease entitled “St. Luke’s Land” in the form attached as Exhibit A-23 to this Amendment.

(K)	A new “Exhibit A-24” is added to the Master Lease entitled “St. Luke’s Behavioral Land” in the form attached as Exhibit A-24 to this Amendment.

(L)	A new “Exhibit A-25” is added to the Master Lease entitled “Tempe Land” in the form attached as Exhibit A-25 to this Amendment.

(M)	A new “Exhibit A-26” is added to the Master Lease entitled “Wadley Land” in the form attached as Exhibit A-26 to this Amendment.

(N)	A new “Exhibit A-27” is added to the Master Lease entitled “Ancillary Land” in the form attached as Exhibit A-27 to this Amendment.

(iv) Permitted Exceptions.

(A)	A new “Exhibit B-14” is added to the Master Lease entitled “Permitted Exceptions–Glenwood Land” in the form attached as Exhibit B-14 attached to this Amendment.

(B)	A new “Exhibit B-15” is added to the Master Lease entitled “Permitted Exceptions–Jordan Valley Land” in the form attached as Exhibit B-15 attached to this Amendment.

(C)	A new “Exhibit B-16” is added to the Master Lease entitled “Permitted Exceptions–Odessa Land” in the form attached as Exhibit B-16 attached to this Amendment.

(D)	A new “Exhibit B-17” is added to the Master Lease entitled “Permitted Exceptions–Mountain Point Land” in the form attached as Exhibit B-17 attached to this Amendment.

(E)	A new “Exhibit B-18” is added to the Master Lease entitled “Permitted Exceptions–Mountain Vista Land” in the form attached as Exhibit B-18 attached to this Amendment.

(F)	A new “Exhibit B-19” is added to the Master Lease entitled “Permitted Exceptions–Salt Lake Land” in the form attached as Exhibit B-19 attached to this Amendment.

(G)	A new “Exhibit B-20” is added to the Master Lease entitled “Permitted Exceptions–Southeast Texas Land” in the form attached as Exhibit B-20 attached to this Amendment.

(H)	A new “Exhibit B-21” is added to the Master Lease entitled “Permitted Exceptions–Southwest General Land” in the form attached as Exhibit B-21 attached to this Amendment.

(I)	A new “Exhibit B-22” is added to the Master Lease entitled “Permitted Exceptions–St. Joseph Land” in the form attached as Exhibit B-22 attached to this Amendment.

(J)	A new “Exhibit B-23” is added to the Master Lease entitled “Permitted Exceptions– St. Luke’s Land” in the form attached as Exhibit B-23 attached to this Amendment.

(K)	A new “Exhibit B-24” is added to the Master Lease entitled “Permitted Exceptions– St. Luke’s Behavioral Land” in the form attached as Exhibit B-24 attached to this Amendment.

(L)	A new “Exhibit B-25” is added to the Master Lease entitled “Permitted Exceptions–Tempe Land” in the form attached as Exhibit B-25 attached to this Amendment.

(M)	A new “Exhibit B-26” is added to the Master Lease entitled “Permitted Exceptions–Wadley Land” in the form attached as Exhibit B-26 attached to this Amendment.

(N)	A new “Exhibit B-27” is added to the Master Lease entitled “Permitted Exceptions–Ancillary Land” in the form attached as Exhibit B-27 attached to this Amendment

(v) Existing Subleases. “Exhibit C” is deleted in its entirety and replaced with Exhibit C attached hereto to reflect the Existing Subleases relating to each Facility.

(vi) Ancillary Parties and Properties. A new “Schedule 1-C” is added to the Master Lease entitled “Ancillary Parties and Properties” in the form of Schedule 1-C attached hereto.

(vii) Lease Base. “Schedule 3.1(a)” of the Master Lease is deleted in its entirety and replaced with Schedule 3.1(a) attached hereto.

(viii) Allocated Security Deposit. “Schedule 9.3” of the Master Lease is deleted in its entirety and replaced with Schedule 9.3 attached hereto.

(ix) Property Specific Provisions. “Schedule 40.25” of the Master Lease is deleted in its entirety and replaced with Schedule 40.25 attached hereto.

(x) State Specific Provisions. “Schedule 40.30” of the Master Lease is deleted in its entirety and replaced with Schedule 40.30 attached hereto.

(b) Definitions.

(i) New Defined Terms. Article I is amended to add the following as new defined terms and definitions under the Master Lease:

Ancillary Land: That certain real property more particularly described on Exhibit A-27 attached hereto and made a part hereof by reference and incorporation, together with all hereditaments, easements, mineral rights, rights of way and other appurtenances related thereto.

Ancillary Property Lessees: Individually and collectively, those certain Affiliates of Lessee which lease the Ancillary Property from the Ancillary Property Lessors as set forth on Schedule 1-C attached hereto and made a part hereof by reference and incorporation.

Ancillary Property Lessors: Individually and collectively, those certain Affiliates of Lessor which lease the Ancillary Property to the Ancillary Property Lessee as set forth on Schedule 1-C attached hereto and made a part hereof by reference and incorporation.

Ancillary Property; Ancillary Properties: The Ancillary Land and all Leased Improvements located thereon as described on Schedule 1-C attached hereto and made a part hereof by reference and incorporation.

Arizona Property: Collectively, the Mountain Vista Property, the St. Luke’s Property, the St. Luke’s Behavioral Property, the Tempe Property and that portion of the Ancillary Property located in the State of Arizona.

Arkansas Property: The Wadley Property.

IASIS Borrowers: Collectively, Davis Hospital & Medical Center, L.P., a Delaware limited partnership, and Jordan Valley Medical Center, L.P., a Delaware limited partnership, together with their successors and assigns.

IASIS Property: Collectively, the Glenwood Property, the Jordan Valley Property, the Odessa Property, the Mountain Point Property, the Mountain Vista Property, the Salt Lake Property, the Southeast Texas Property, the Southwest General Property, the St. Joseph Property, the St. Luke’s Property, the St. Luke’s Behavioral Property, the Tempe Property, the Wadley Property, and the Ancillary Properties.

IASIS Master Agreement: That certain IASIS (Project Ignite) Master Agreement, dated as of May 18, 2017, among Steward Health and certain Affiliates of Lessor, as modified, amended, or restated from time to time.

IASIS Real Estate Contract: That certain Real Property Asset Purchase Agreement, dated as of May 18, 2017 among IASIS Healthcare Corporation, a Delaware Corporation and certain of its Affiliates and certain Affiliates of Lessor, as amended by that certain Joinder to Real Property Asset Purchase Agreement, dated as of June 8, 2017, as modified, amended, or restated from time to time.

IASIS Realty Agreement: That certain Realty Agreement, dated as of the date hereof, among IASIS Healthcare Corporation, a Delaware Corporation and certain of its Affiliates and certain Affiliates of Lessor, as modified, amended, or restated from time to time.

Glenwood Facility: That certain Two Hundred Seventy-Eight (278)-licensed bed general acute care hospital facility operated at the Glenwood Land, commonly known as “Glenwood Regional Medical Center.”

Glenwood Land: That certain real property located in Ouachita Parish, Louisiana as more particularly described on Exhibit A-14 attached hereto and made a part hereof by reference and incorporation, together with all hereditaments, easements, mineral rights, rights of way and other appurtenances related thereto.

Glenwood Lessee: IASIS Glenwood Regional Medical Center, LP, a Delaware limited partnership, together with its successors and permitted assigns.

Glenwood Lessor: MPT of West Monroe, LLC, a Delaware limited liability company, together with its successors and assigns.

Glenwood Property: The Glenwood Land and related Leased Improvements located thereon relating to the Glenwood Facility.

Jordan Valley Facility: That certain One Hundred and Two (102)-licensed bed general acute care hospital facility operated at the Jordan Valley Land, commonly known as “Jordan Valley Medical Center, West Valley Campus.”

Jordan Valley Land: That certain real property located in Salt Lake County, Utah, as more particularly described on Exhibit A-15 attached hereto and made a part hereof by reference and incorporation, together with all hereditaments, easements, mineral rights, rights of way and other appurtenances related thereto.

Jordan Valley Lessee: Jordan Valley Medical Center, LP, a Delaware limited partnership, together with its successors and permitted assigns.

Jordan Valley Lessor: MPT of West Valley City, LLC, a Delaware limited liability company, together with its successors and assigns.

Jordan Valley Property: The Jordan Valley Land and related Leased Improvements located thereon relating to the Jordan Valley Facility.

Louisiana Property: The Glenwood Property.

Odessa Facility: That certain Two Hundred Twenty-Five (225)-licensed bed general acute care hospital facility operated at the Odessa Land, commonly known as “Odessa Regional Medical Center.”

Odessa Land: That certain real property located in Ector County, Texas as more particularly described on Exhibit A-16 attached hereto and made a part hereof by reference and incorporation, together with all hereditaments, easements, mineral rights, rights of way and other appurtenances related thereto.

Odessa Lessee: Odessa Regional Hospital, L.P., a Delaware limited partnership, together with its successors and permitted assigns.

Odessa Lessor: MPT of Odessa-Steward, LLC, a Delaware limited liability company, together with its successors and assigns.

Odessa Property: The Odessa Land and related Leased Improvements located thereon relating to the Odessa Facility.

Mountain Point Facility: That certain forty (40)-licensed bed general acute care hospital facility operated at the Mountain Point Land, commonly known as “Mountain Point Medical Center.”

Mountain Point Land: That certain real property located in Utah County, Utah as more particularly described on Exhibit A-17 attached hereto and made a part hereof by reference and incorporation, together with all hereditaments, easements, mineral rights, rights of way and other appurtenances related thereto.

Mountain Point Lessee: Jordan Valley Medical Center, L.P., a Delaware limited partnership, together with its successors and permitted assigns.

Mountain Point Lessor: MPT of Lehi-Steward, LLC, a Delaware limited liability company, together with its successors and assigns.

Mountain Point Property: The Mountain Point Land and related Leased Improvements located thereon relating to the Mountain Point Facility.

Mountain Vista Facility: That certain One Hundred Seventy-Eight (178)-licensed bed general acute care hospital facility operated at the Mountain Vista Land, commonly known as “Mountain Vista Medical Center.”

Mountain Vista Land: That certain real property located in Maricopa County, Arizona as more particularly described on Exhibit A-18 attached hereto and made a part hereof by reference and incorporation, together with all hereditaments, easements, mineral rights, rights of way and other appurtenances related thereto.

Mountain Vista Lessee: Mountain Vista Medical Center, LP, a Delaware limited partnership, together with its successors and permitted assigns.

Mountain Vista Lessor: MPT of Mesa, LLC, a Delaware limited liability company, together with its successors and assigns.

Mountain Vista Property: The Mountain Vista Land and related Leased Improvements located thereon relating to the Mountain Vista Facility.

Salt Lake Facility: That certain One Hundred Fifty-Eight (158)-licensed bed general acute care hospital facility operated at the Salt Lake Land, commonly known as “Salt Lake Regional Medical Center.”

Salt Lake Land: That certain real property located in Salt Lake County, Utah as more particularly described on Exhibit A-19 attached hereto and made a part hereof by reference and incorporation, together with all hereditaments, easements, mineral rights, rights of way and other appurtenances related thereto.

Salt Lake Lessee: Salt Lake Regional Medical Center, L.P., a Delaware limited partnership, together with its successors and permitted assigns.

Salt Lake Lessor: MPT of Salt Lake City-Steward, LLC, a Delaware limited liability company, together with its successors and assigns.

Salt Lake Property: The Salt Lake Land and related Leased Improvements located thereon relating to the Salt Lake Facility.

Southeast Texas Facility: That certain One Hundred Ninety-Nine (199)-licensed bed general acute care hospital facility operated at the Southeast Texas Land, commonly known as “The Medical Center of Southeast Texas.”

Southeast Texas Land: That certain real property located in Jefferson County, Texas, as more particularly described on Exhibit A-20 attached hereto and made a part hereof by reference and incorporation, together with all hereditaments, easements, mineral rights, rights of way and other appurtenances related thereto.

Southeast Texas Lessee: The Medical Center of Southeast Texas, LP, a Delaware limited partnership, together with its successors and permitted assigns.

Southeast Texas Lessor: MPT of Port Arthur, LLC, a Delaware limited liability company, together with its successors and assigns.

Southeast Texas Property: The Southeast Texas Land and related Leased Improvements located thereon relating to the Southeast Texas Facility.

Southwest General Facility: That certain Three Hundred Twenty Seven (327)-licensed bed general acute care hospital facility operated at the Southwest General Land, commonly known as “Southwest General Hospital.”

Southwest General Land: That certain real property located in Bexar County, Texas as more particularly described on Exhibit A-21 attached hereto and made a part hereof by reference and incorporation, together with all hereditaments, easements, mineral rights, rights of way and other appurtenances related thereto.

Southwest General Lessee: Southwest General Hospital, L.P., a Delaware limited partnership, together with its successors and permitted assigns.

Southwest General Lessor: MPT of San Antonio-Steward, LLC, a Delaware limited liability company, together with its successors and assigns.

Southwest General Property: The Southwest General Land and related Leased Improvements located thereon relating to the Southwest General Facility.

Stand Alone Security Agreements: Collectively, (i) that certain Security Agreement, dated as of September 29, 2017, between Jordan Valley Medical Center, L.P., a Delaware limited partnership and MPT of West Jordan-Steward, LLC, a Delaware limited liability company and (ii) that certain Security Agreement, dated as of September 29, 2017, between Davis Hospital & Medical Center, L.P., a Delaware limited partnership, and MPT of Layton-Steward, LLC, a Delaware limited liability company.

St. Joseph Facility: That certain Seven Hundred and Ninety (790)-licensed bed general acute care hospital facility operated at the St. Joseph Land, commonly known as “St. Joseph Medical Center.”

St. Joseph Land: That certain real property located in Harris County, Texas as more particularly described on Exhibit A-22 attached hereto and made a part hereof by reference and incorporation, together with all hereditaments, easements, mineral rights, rights of way and other appurtenances related thereto.

St. Joseph Lessee: S.J. Medical Center, LLC., a Delaware limited liability company, together with its successors and permitted assigns.

St. Joseph Lessor: MPT of Houston-Steward, LLC, a Delaware limited liability company, together with its successors and assigns.

St. Joseph Property: The St. Joseph Land and related Leased Improvements located thereon relating to the St. Joseph Facility.

St. Luke’s Facility: That certain Two Hundred (200)-licensed bed general acute care hospital facility operated at the St. Luke’s Land, commonly known as “St. Luke’s Medical Center.”

St. Luke’s Land: That certain real property located in Maricopa County, Arizona as more particularly described on Exhibit A-23 attached hereto and made a part hereof by reference and incorporation, together with all hereditaments, easements, mineral rights, rights of way and other appurtenances related thereto.

St. Luke’s Lessee: St. Luke’s Medical Center, L.P., a Delaware limited partnership, together with its successors and permitted assigns.

St. Luke’s Lessor: MPT of Phoenix-Steward, LLC, a Delaware limited liability company, together with its successors and assigns.

St. Luke’s Property: The St. Luke’s Land and related Leased Improvements located thereon relating to the St. Luke’s Facility.

St. Luke’s Behavioral Facility: That certain One Hundred Twenty-Four (124)-licensed bed general acute care hospital facility operated at the St. Luke’s Behavioral Land, commonly known as “St. Luke’s Behavioral Health Center.”

St. Luke’s Behavioral Land: That certain real property located in Maricopa County, Arizona as more particularly described on Exhibit A-24 attached hereto and made a part hereof by reference and incorporation, together with all hereditaments, easements, mineral rights, rights of way and other appurtenances related thereto.

St. Luke’s Behavioral Lessee: St. Luke’s Behavioral Hospital, L.P., a Delaware limited partnership, together with its successors and permitted assigns.

St. Luke’s Behavioral Lessor: MPT of Phoenix Behavioral-Steward, LLC, a Delaware limited liability company, together with its successors and assigns.

St. Luke’s Behavioral Property: The St. Luke’s Behavioral Land and related Leased Improvements located thereon relating to the St. Luke’s Behavioral Facility.

Tempe Facility: That certain eighty-seven (87)-licensed bed general acute care hospital facility operated at the Tempe Land, commonly known as “Tempe Medical Center.”

Tempe Land: That certain real property located in Maricopa County, Arizona as more particularly described on Exhibit A-25 attached hereto and made a part hereof by reference and incorporation, together with all hereditaments, easements, mineral rights, rights of way and other appurtenances related thereto.

Tempe Lessee: St. Luke’s Medical Center, L.P., a Delaware limited partnership, together with its successors and permitted assigns.

Tempe Lessor: MPT of Tempe-Steward, LLC, a Delaware limited liability company, together with its successors and assigns.

Tempe Property: The Tempe Land and related Leased Improvements located thereon relating to the Tempe Facility.

Texas Property: Collectively, the Odessa Property, the Southeast Texas Property, the Southwest General Property, the St. Joseph Property and that portion of the Ancillary Property that is located in the State of Texas.

Utah Property: Collectively, the Jordan Valley Property, Mountain Point Property, the Salt Lake Property and that portion of the Ancillary Property that is located in the State of Utah.

Wadley Facility: That certain seventy-nine (79)-licensed bed general acute care hospital facility operated at the Wadley Land, commonly known as “Wadley Regional Medical Center at Hope.”

Wadley Land: That certain real property located in Hempstead County, Arkansas as more particularly described on Exhibit A-26 attached hereto and made a part hereof by reference and incorporation, together with all hereditaments, easements, mineral rights, rights of way and other appurtenances related thereto.

Wadley Lessee: Brim Holding Company, Inc., a Delaware corporation, together with its successors and permitted assigns.

Wadley Lessor: MPT of Hope-Steward, LLC, a Delaware limited liability company, together with its successors and assigns.

Wadley Property: The Wadley Land and related Leased Improvements located thereon relating to the Wadley Facility.

(ii) Restated Defined Terms. Article I is amended to restate in its entirety each of the following defined terms and definitions:

Borrower Affiliates: Collectively, Steward Carney Hospital, Inc., Steward Norwood Hospital, Inc., Nashoba Valley Medical Center, A Steward Family Hospital, Inc., and Steward Holy Family Hospital, Inc. (in such capacity), each a Delaware corporation; Jordan Valley Medical Center, L.P., and Davis Hospital & Medical Center, L.P., each a Delaware limited partnership.

Facility: Each of the Good Samaritan Facility, the Holy Family Facility, the Morton Facility, the St. Anne’s Facility, the St. Elizabeth Facility, the Easton Facility, the Hillside Facility, the Northside Medical Facility, the Sebastian Facility, the Sharon Facility, the Trumbull Facility, the Wuesthoff Melbourne Facility, the Wuesthoff Rockledge Facility, the Glenwood Facility, the Jordan Valley Facility, the Odessa Facility, the Mountain Point Facility, the Mountain Vista Facility, the Salt Lake Facility, the Southeast Texas Facility, the Southwest General Facility, the St. Joseph Facility, the St. Luke’s Facility, the St. Luke’s Behavioral Facility, the Tempe Facility, and the Wadley Facility sometimes collectively referred to as the “Facilities.”

Facility Lessee: The Good Samaritan Lessee, with respect to the Good Samaritan Property; the Holy Family Lessee, with respect to the Holy Family Property; the

Morton Lessee, with respect to the Morton Property; the St. Anne’s Lessee, with respect to the St. Anne’s Property; the St. Elizabeth Lessee, with respect to the St. Elizabeth Property; the Easton Lessee, with respect to the Easton Property; the Hillside Lessee, with respect to the Hillside Property; the Northside Medical Lessee, with respect to the Northside Medical Property; the Sebastian Lessee, with respect to the Sebastian Property; the Sharon Lessee, with respect to the Sharon Property; the Trumbull Lessee, with respect to the Trumbull Property; the Wuesthoff Melbourne Lessee, with respect to the Wuesthoff Melbourne Property; the Wuesthoff Rockledge Lessee, with respect to the Wuesthoff Rockledge Property, the Glenwood Lessee, with respect to the Glenwood Property; the Jordan Valley Lessee, with respect to the Jordan Valley Property; the Odessa Lessee with respect to the Odessa Property; the Mountain Point Lessee with respect to the Mountain Point Property; the Mountain Vista Lessee, with respect to the Mountain Vista Property; the Salt Lake Lessee with respect to the Salt Lake Property; the Southeast Texas Lessee, with respect to the Southeast Texas Property; the Southwest General Lessee with respect to the Southwest General Property; the St. Joseph Lessee with respect to the St. Joseph Property; the St. Luke’s Lessee with respect to the St. Luke’s Property; the St. Luke’s Behavioral Lessee with respect to the St. Luke’s Behavioral Property; the Tempe Lessee with respect to the Tempe Property; the Wadley Lessee with respect to the Wadley Property; the Ancillary Property Lessees, as applicable, with respect to each Ancillary Property; and the Lessee party thereto, with respect to any New Property.

Facility Lessor: The Good Samaritan Lessor, with respect to the Good Samaritan Property; the Holy Family Lessor, with respect to the Holy Family Property; the Morton Lessor, with respect to the Morton Property; the St. Anne’s Lessor, with respect to the St. Anne’s Property; the St. Elizabeth Lessor, with respect to the St. Elizabeth Property; the Easton Lessor, with respect to the Easton Property; the Hillside Lessor, with respect to the Hillside Property; the Northside Medical Lessor with respect to the Northside Medical Property; the Sebastian Lessor, with respect to the Sebastian Property; the Sharon Lessor, with respect to the Sharon Property; the Trumbull Lessor, with respect to the Trumbull Property; the Wuesthoff Melbourne Lessor, with respect to the Wuesthoff Melbourne Property; the Wuesthoff Rockledge Lessor, with respect to the Wuesthoff Rockledge Property, the Glenwood Lessor, with respect to the Glenwood Property; the Jordan Valley Lessor, with respect to the Jordan Valley Property; the Odessa Lessor with respect to the Odessa Property; the Mountain Point Lessor with respect to the Mountain Point Property; the Mountain Vista Lessor, with respect to the Mountain Vista Property; the Salt Lake Lessor with respect to the Salt Lake Property; the Southeast Texas Lessor, with respect to the Southeast Texas Property; the Southwest General Lessor with respect to the Southwest General Property; the St. Joseph Lessor with respect to the St. Joseph Property; the St. Luke’s Lessor with respect to the St. Luke’s Property; the St. Luke’s Behavioral Lessor with respect to the St. Luke’s Behavioral Property; the Tempe Lessor with respect to the Tempe Property; the Wadley Lessor with respect to the Wadley Property; the Ancillary Lessors, as applicable, with respect to each Ancillary Property; and the Lessor party thereto, with respect to any New Property.

MPT Lenders: Collectively, MPT of Dorchester-Steward, LLC, MPT of Ayer-Steward, LLC, MPT of Norwood-Steward, LLC, MPT of Methuen-Steward, LLC (in such capacity), MPT of West Jordan-Steward, LLC, and MPT of Layton-Steward, LLC, each a Delaware limited liability company.

Obligation Documents: Individually and collectively, this Lease, the Real Estate Contract, the LLC Agreement (solely with respect to the MPT Required Provisions), the Strategic Agreement, the Mortgage Loan Documents, the CHS Master Agreement, the IASIS Real Estate Contract, the IASIS Master Agreement, the IASIS Realty Agreement, the Guaranty, the Pledge Agreement, the Security Agreement, the Stand Alone Security Agreements, the Environmental Indemnification Agreement, the Non-Competition Agreement, the Loan Guaranty and all other leases, promissory notes, and agreements entered into between Lessor or any Affiliate of Lessor, on the one hand, and any Facility Lessee, Guarantor or any of their respective Affiliates, on the other hand, relating to the transactions contemplated under this Lease and under the Mortgage Loan Documents, as any of the same may be modified, amended or restated from time to time; provided however, that the Equity Purchase Agreement shall be excluded from the Obligation Documents for purposes of this Lease.

Properties; Property: Individually and collectively, all of the Holy Family Property, the Good Samaritan Property, the St. Anne’s Property, the Morton Property, the St. Elizabeth Property, the Easton Property, the Hillside Property, the Northside Medical Property, the Sebastian Property, the Sharon Property, the Trumbull, the Wuesthoff Melbourne Property, the Wuesthoff Rockledge Property the Glenwood Property, the Jordan Valley Property, the Odessa Property, the Mountain Point Property, the Mountain Vista Property, the Salt Lake Property, the Southeast Texas Property, the Southwest General Property, the St. Joseph Property, the St. Luke’s Property, the St. Luke’s Behavioral Property, the Tempe Property, the Wadley Property, the Ancillary Properties and, following the Initial Commencement Date, any New Property, each sometimes individually referred to as a “Property.”

(c) Use of Leased Property. The first sentence of Section 7.2 is hereby amended and restated as follows:

7.2 Use of Leased Property. Each Property shall be used and operated as a healthcare facility or in such manner as is consistent with its current use and for such other legal ancillary uses as may be necessary in connection with or incidental to such uses and, in each case, subject to all covenants, restrictions, easements and all other matters of record (including those set forth in the Permitted Exceptions) relating to the applicable Property (collectively, the “Primary Intended Use”).

(d) Mandatory Capital Addition Funding. Sections 10.3(b) and 10.3(c) are amended and restated in their entirety as follows:

(b) At the request of Lessee, from time to time, Lessor and its Affiliates shall fund (or cause the funding of) (i) a cumulative amount of up to Thirty-Five Million Dollars ($35,000,000) of Capital Additions per year under this Lease and the Mortgage Loan Agreement with respect to any Property (other than the IASIS Property) until the third (3rd) anniversary of the Initial Commencement Date, and (ii) a cumulative amount of up to Thirty-Five Million Dollars ($35,000,000) of Capital Additions per year under this Lease and the Mortgage Loan Agreement with respect to any IASIS Property, until the third (3rd) anniversary of the Commencement Date with respect to the IASIS Property in accordance with Section 10.3(c).

(c) In connection with any Capital Addition funded by Lessor, the terms and conditions set forth on Schedule 10.3 shall apply. The costs of any such Capital Addition funded by Lessor hereunder shall be added to the Lease Base related to the applicable to the Property as provided on Schedule 3.1(a); provided, however, that notwithstanding the foregoing or Section 3.1 hereof, the Allocated Base Rent solely for any such Capital Addition funded by Lessor with respect to any IASIS Property shall be determined at the time of such funding utilizing an adjusted “Lease Rate” equal the then current fair market lease rate (as reasonably determined by Lessor in good faith), subject to the Escalator as set forth in Section 3.1(b) hereof.

3. Temporary Adjustment to Financial Covenants for New Lessees. For purposes of testing compliance with the financial covenants described in Sections 16.1(j) and (k) of the Master Lease and notwithstanding anything therein to the contrary, Lessor and Lessee agree as follows:

(a) For a period of six (6) months immediately following the date of this Amendment (“Suspended Period”), the New Lessees and the IASIS Borrowers shall not be subject to or included in the calculation of the financial covenants described in Sections 16.1(j) and (k) of the Master Lease.

(b) For a period of twelve (12) months immediately following the Suspended Period (the “Ramp-Up Period”), in lieu of including the trailing twelve (12) months’ earnings as part of the calculation of EBITDAR of the New Lessees and the IASIS Borrowers, the portion of the earnings and payment obligations of Steward Health and its Subsidiaries related to the New Lessees and the IASIS Borrowers, as part of the calculation of EBITDAR, shall only be based on the New Lessees’ and IASIS Borrowers’ earnings and payment obligations from and after the expiration of the Suspended Period.

4. Representations and Warranties. Each of the parties to this Amendment hereby represent and warrant to the other parties to this Amendment that (a) the execution and delivery of this Amendment and the obligations created hereby have been duly authorized by all necessary proceedings on its part, (b) it has full legal right, power and authority to enter into this Amendment and to incur the obligations provided for herein, (c) this Amendment constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and similar laws affecting the enforcement of creditor’s rights or contractual obligations generally and, as to enforcement, to general principles of equity, regardless of whether applied in a proceeding at law or in equity; and (d) no approval or consent of any foreign, federal, state, county, local or other governmental or regulatory body, and no approval or consent of any other person is required in connection with its execution and delivery of this Amendment or its consummation and performance of the transactions contemplated hereby.

5. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

6. Ratification. Except as expressly amended hereby, the parties hereby confirm and ratify the Lease in all respects.

7. Necessary Action. Each party shall perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Amendment.

8. Joint Drafting. The parties hereto and their respective counsel have participated in the drafting and redrafting of this Amendment and the general rules of construction which would construe any provisions of this Amendment in favor of or to the advantage of one party as opposed to the other as a result of one party drafting this Amendment as opposed to the other or in resolving any conflict or ambiguity in favor of one party as opposed to the other on the basis of which party drafted this Amendment are hereby expressly waived by all parties to this Amendment.

9. Governing Law. This Amendment shall be governed by and construed in accordance with the terms set forth in Section 40.12 of the Master Lease.

10. Interpretation; Severability. This Amendment, including the exhibits attached hereto, and other written agreements executed and delivered in connection herewith by the parties, shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment, unless the severance of such provision would be in opposition to the parties’ intent with respect to such provision.

11. Entire Agreement; Modification. This Agreement, together with all exhibits, schedules and the other documents referred to herein, embody and constitute the entire understanding between the Parties with respect to the transactions contemplated herein, and all prior agreements, understandings, representations and statements (oral or written) are merged into this Agreement. The Parties have not relied upon, and shall not be entitled to rely upon, any prior or contemporaneous agreements, understandings, representations or statements (oral or written) other than this Agreement in effecting the transactions contemplated herein or otherwise. Neither this Agreement, any exhibit or schedule attached hereto, nor any provision hereof or thereof may be modified or amended except by an instrument in writing signed by the Parties.

12. Counterparts. This Amendment may be executed in multiple counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together shall constitute one and the same instrument.

[Intentionally left blank.]

[Signatures appear on the following pages.]

IN WITNESS WHEREOF, the parties hereto have executed or caused their duly authorized representatives to execute this Amendment as of the date first above written.

LESSOR:

MPT OF BRIGHTON-STEWARD, LLC

MPT OF BROCKTON-STEWARD, LLC

MPT OF EASTON-STEWARD, LLC

MPT OF FALL RIVER-STEWARD, LLC

MPT OF HILLSIDE-STEWARD, LLC

MPT OF MELBOURNE-STEWARD, LLC

MPT OF METHUEN-STEWARD, LLC

MPT OF ROCKLEDGE-STEWARD, LLC

MPT OF SEBASTIAN-STEWARD, LLC

MPT OF SHARON-STEWARD, LLC

MPT OF TAUNTON-STEWARD, LLC

MPT OF WARREN-STEWARD, LLC

MPT OF YOUNGSTOWN-STEWARD, LLC

MPT OF MESA, LLC

MPT OF WEST MONROE, LLC

MPT OF PORT ARTHUR, LLC

MPT OF WEST VALLEY CITY, LLC

MPT OF HOPE-STEWARD, LLC

MPT OF ODESSA-STEWARD, LLC

MPT OF HOUSTON-STEWARD, LLC

MPT OF PHOENIX-STEWARD, LLC

MPT OF PHOENIX BEHAVIORAL-STEWARD, LLC

MPT OF SALT LAKE CITY-STEWARD, LLC

MPT OF SAN ANTONIO-STEWARD, LLC

MPT OF TEMPE-STEWARD, LLC

MPT OF TEXARKANA-STEWARD, LLC

MPT OF HOUSTON RE - STEWARD, LLC

MPT OF MARICOPA RE - STEWARD, LLC

MPT OF ODESSA RE - STEWARD, LLC

MPT OF OGDEN RE - STEWARD, LLC

MPT OF PHOENIX RE - STEWARD, LLC

MPT OF PORT ARTHUR RE - STEWARD, LLC

MPT OF WOODLAND PARK RE - STEWARD, LLC

MPT OF SAN ANTONIO RE - STEWARD, LLC

MPT OF LEHI-STEWARD, LLC

By:	MPT Operating Partnership, L.P
Its:	Sole Member of each above-referenced entity

By:	/s/ Robert M. Moss
Name: Robert M. Moss
Title: Assistant Secretary

[Signature page to Joinder and Amendment to Master Lease (IASIS)]

Signed, sealed and delivered

in the presence of the following

witnesses:

/s/ Clay C. Johnson

Name Printed Clay C. Johnson

/s/ Allen B. Blow

Name Printed Allen B. Blow

STATE OF ALABAMA              )

                                                       ) SS:

COUNTY OF JEFFERSON        )

The foregoing instrument was acknowledged before me this 21st day of September, 2017, by Robert M. Moss, Assistant Secretary of MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, as the sole member of MPT OF BRIGHTON-STEWARD, LLC, MPT OF BROCKTON-STEWARD, LLC, MPT OF FALL RIVER-STEWARD, LLC, MPT OF METHUEN-STEWARD, LLC, MPT OF TAUNTON-STEWARD, LLC, MPT OF WARREN-STEWARD, MPT OF YOUNGSTOWN-STEWARD, LLC, MPT OF EASTON-STEWARD, LLC, MPT OF SHARON-STEWARD, LLC, MPT OF ROCKLEDGE-STEWARD, LLC, MPT OF MELBOURNE-STEWARD, LLC, MPT OF HILLSIDE-STEWARD, LLC, MPT OF SEBASTIAN-STEWARD, LLC, MPT OF MESA, LLC, MPT OF WEST MONROE, LLC, MPT OF PORT ARTHUR, LLC, MPT OF WEST VALLEY CITY, LLC, MPT OF HOPE-STEWARD, LLC, MPT OF ODESSA-STEWARD, LLC, MPT OF HOUSTON-STEWARD, LLC, MPT OF PHOENIX-STEWARD, LLC, MPT OF PHOENIX BEHAVIORAL-STEWARD, LLC, MPT OF SALT LAKE CITY-STEWARD, LLC, MPT OF SAN ANTONIO-STEWARD, LLC, MPT OF TEMPE-STEWARD, LLC, MPT OF TEXARKANA-STEWARD, LLC, MPT OF HOUSTON RE - STEWARD, LLC, MPT OF MARICOPA RE - STEWARD, LLC, MPT OF ODESSA RE - STEWARD, LLC, MPT OF OGDEN RE - STEWARD, LLC, MPT OF PHOENIX RE - STEWARD, LLC, MPT OF PORT ARTHUR RE - STEWARD, LLC, MPT OF WOODLAND PARK RE - STEWARD, LLC, MPT OF SAN ANTONIO RE - STEWARD, LLC, and MPT OF LEHI-STEWARD, LLC, each a Delaware limited liability company, on behalf of such limited partnership as the sole member of such limited liability companies.

NOTARIAL SEAL

/s/ Angelle Marie Garcia Notary Public
My commission expires: 10/21/2019

[Signature page to Joinder and Amendment to Master Lease (IASIS)]

LESSEE:

STEWARD HOLY FAMILY HOSPITAL, INC.

MORTON HOSPITAL, A STEWARD FAMILY HOSPITAL, INC.

STEWARD GOOD SAMARITAN MEDICAL CENTER, INC.

STEWARD ST. ANNE’S HOSPITAL CORPORATION

STEWARD ST. ELIZABETH’S MEDICAL CENTER OF BOSTON, INC.

STEWARD HILLSIDE REHABILITATION HOSPITAL, INC.

STEWARD TRUMBULL MEMORIAL HOSPITAL, INC.

STEWARD NORTHSIDE MEDICAL CENTER, INC.

STEWARD MEDICAL GROUP, INC.

SHC YOUNGSTOWN OHIO PSC LLC

STEWARD EASTON HOSPITAL, INC.

STEWARD SHARON REGIONAL HEALTH SYSTEM, INC.

STEWARD SEBASTIAN RIVER MEDICAL CENTER, INC.

BREVARD SHC HOLDINGS LLC

STEWARD ROCKLEDGE HOSPITAL, INC.

STEWARD FLORIDA ASC LLC

STEWARD MELBOURNE HOSPITAL, INC.

MOUNTAIN VISTA MEDICAL CENTER, LP

IASIS GLENWOOD REGIONAL MEDICAL CENTER, LP

THE MEDICAL CENTER OF SOUTHEAST TEXAS, LP

JORDAN VALLEY MEDICAL CENTER, LP

ST. LUKE’S MEDICAL CENTER, L.P.

ST. LUKE’S BEHAVIORAL HOSPITAL, L.P.

BRIM HOLDING COMPANY, INC.

ODESSA REGIONAL HOSPITAL, L.P.

SOUTHWEST GENERAL HOSPITAL, L.P.

S.J. MEDICAL CENTER, LLC

SALT LAKE REGIONAL MEDICAL CENTER, L.P.

MESA GENERAL HOSPITAL, L.P.

IASIS HEALTHCARE HOLDINGS, INC.

IASIS FINANCE TEXAS HOLDINGS, LLC

SEABOARD DEVELOPMENT, LLC

SEABOARD DEVELOPMENT PORT ARTHUR LLC

BRIM HEALTHCARE OF TEXAS, LLC

IASIS MANAGEMENT COMPANY

BEAUMONT HOSPITAL HOLDINGS, INC.

BRIM HEALTHCARE OF COLORADO, LLC

By:	/s/ Joseph C. Maher, Jr.
Name: Joseph C. Maher, Jr.
Title: Secretary

[Signature page to Joinder and Amendment to Master Lease (IASIS)]

Signed, sealed and delivered

in the presence of the following

witnesses:

/s/ Patricia Pichelle

Name Printed Patricia Pichelle

/s/ Michele Shulz

Name Printed Michele Shulz

COMMONWEALTH OF MASSACHUSETTS )

                                                                                ) SS:

COUNTY OF SUFFOLK                                    )

The foregoing instrument was acknowledged before me this 29 day of September, 2017, by Joseph C. Maher, Jr., Secretary of STEWARD HOLY FAMILY HOSPITAL, INC., MORTON HOSPITAL, A STEWARD FAMILY HOSPITAL, INC., STEWARD GOOD SAMARITAN MEDICAL CENTER, INC., STEWARD ST. ANNE’S HOSPITAL CORPORATION, STEWARD ST. ELIZABETH’S MEDICAL CENTER OF BOSTON, INC., STEWARD TRUMBULL MEMORIAL HOSPITAL, INC., STEWARD HILLSIDE REHABILITATION HOSPITAL, INC., STEWARD NORTHSIDE MEDICAL CENTER, INC., STEWARD SHARON REGIONAL HEALTH SYSTEM, INC., STEWARD EASTON HOSPITAL, INC., STEWARD ROCKLEDGE HOSPITAL, INC., STEWARD MELBOURNE HOSPITAL, INC., and STEWARD SEBASTIAN RIVER MEDICAL CENTER, INC., each a Delaware corporation, STEWARD MEDICAL GROUP, INC., a Massachusetts corporation, SHC YOUNGSTOWN OHIO PSC LLC, BREVARD SHC HOLDINGS LLC, STEWARD FLORIDA ASC LLC, each a Delaware limited liability company, and BRIM HOLDING COMPANY, INC., IASIS HEALTHCARE HOLDINGS, INC., IASIS MANAGEMENT COMPANY, AND BEAUMONT HOSPITAL HOLDINGS, INC., each a Delaware corporation, IASIS FINANCE TEXAS HOLDINGS, LLC, SEABOARD DEVELOPMENT PORT ARTHUR LLC, AND BRIM HEALTHCARE OF TEXAS, LLC, each a Delaware limited liability company, MOUNTAIN VISTA MEDICAL CENTER, LP, IASIS GLENWOOD REGIONAL MEDICAL CENTER, LP, THE MEDICAL CENTER OF SOUTHEAST TEXAS, LP, JORDAN VALLEY MEDICAL CENTER, LP, ST. LUKE’S MEDICAL CENTER, L.P., ST. LUKE’S BEHAVIORAL HOSPITAL, L.P., ODESSA REGIONAL HOSPITAL, L.P, SOUTHWEST GENERAL HOSPITAL, L.P., SALT LAKE REGIONAL MEDICAL CENTER, L.P., and MESA GENERAL HOSPITAL, L.P., each a Delaware limited partnership, S.J. MEDICAL CENTER, LLC, a Texas limited liability company, SEABOARD DEVELOPMENT, LLC, a Utah limited liability company, and BRIM HEALTHCARE OF COLORADO, LLC, a Colorado limited liability company on behalf of the said corporations and limited liability companies.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal this 29 day of September, 2017.

NOTARIAL SEAL

/s/ Julie A. Bernard Notary Public
My commission expires: 6/13/19

[Signature page to Joinder and Amendment to Master Lease (IASIS)]

Exhibit A-14

Legal Description - Glenwood Land

PARCEL A

Glenwood Regional Medical Center

Main Hospital Campus - 503 McMillan Road, West Monroe, Louisiana 71291

A certain parcel or tract of land situated in Sections 40, 43 and 59, Township 18 North, Range 3 East, Ouachita Parish, Louisiana, containing 11.510 acres, more or less, and being more particularly described as follows:

Commence at the corner common to Sections 40 and 43, Township 18 North, Range 3 East, Ouachita Parish, Louisiana and which point is situated on the East line of Section 59, Township 18 North. Ouachita Parish, Louisiana and run South 90º00’00.0” West for a distance of 135.91 feet to a point on the East right of way line of Thomas Road as per State Project No’s 837-17- 0007 and ###-##-####; thence run North 02º40’49.5” East (North 02º26’42” East called as per said State Projects) for a distance of 65.95 feet to a chiseled “X” in a concrete parking lot and the Point of Beginning; thence run North 00º26’57.5” West (North 00º41’05” West called as per State project) along the East right of way line of Thomas Road as per said State Projects for a distance of 107.39 feet (32.731 meters called) to a set 5/8” rebar with an orange identification cap bearing the name of Donna S. Dumas, P.L.S. #4825; thence run North 43º49’20.5” East (North 43º35’13” East called as per State Projects) along the east right of way of Thomas Road and the South right of way line of McMillan Road for a distance of 46.66 feet (14.221 meters called) to a set 5/8” rebar with said cap; thence run South 88º40’51.5” East (South 88º54’59” East called as per said state Projects) along the South right of way line of McMillan Road for a distance of 634.55 feet (193.504 meters called per said State Projects) to a set 5/8” rebar with cap; thence run South 15º21’32.6” East (South 15º15’00” East called as per Plat of record of original Hospital tract dated April 8, 1960) for a distance of 687.97 feet (688.00 feet called as per said Plat) to a previously set iron pipe with said cap; thence run North 88º43’27.0” West (North 88º36’00” West called as per said Plat) for a distance of 852.42 feet (858.20 feet called as per said Plat) to the East right of way line of Thomas Road as per said State Projects and which point is marked by a set 5/8” rebar with said cap; thence run North 00º26’57.5” West (North 00º41’05” West called as per said State Projects) along the East right of way of Thomas Road for a distance of 367.92 feet (112.146 meters called as per said State Projects) to a set 5/8” rebar with said cap; thence run North 02º40’49.5” East (North 02º26’42” East called as per said State Projects) along the East right of way line of Thomas Road for a distance of 150.23 feet (45.788 meters called as per said State Projects) to the Point of Beginning and being subject to the Plat of Survey by Donna S. Dumas, P.L.S. The above described 11.510 acre tract is the same tract as that acquired by Hospital Service District No. 1,COB 678, Page 472, Records of Ouachita Parish, Louisiana, LESS AND EXCEPT State Project No. 742-07-71, right of way Parcel 2-7 and State Project No’s ###-##-#### & ###-##-#### right of way Parcel 2-2.

Together with rights granted in Act of Servitude of Drain by and between Glenwood Trace Townhouses, Inc. and Glenwood Regional Medical Center and Hospital Services District No. 1

Exhibit A-14

of the Parish of Ouachita, dated January 30, 1995 and recorded May 1, 1995 in Book 1644, Page 221 under Registry No. 1149512 of the Records of Ouachita Parish, Louisiana.

PARCEL B (Lot 3) - (No municipal address)

Lot 3 of the Hospital Service District No. 1 Subdivision of Ouachita Parish, Louisiana, as per plat thereof recorded in Book 22, Page 174 of the Records of Ouachita Parish, Louisiana. Together with rights granted in Reciprocal Servitude Agreement by and between Hospital Service District No. 1 of the Parish of Ouachita, State of Louisiana and IASIS Glenwood Regional Medical Center. L.P., effective January 31, 2007, recorded February 1, 2007 in Book 2075, Page 195 under Registry No. 1479050 of the Records of Ouachita Parish, Louisiana.

PARCEL C (Lots 8 and 9) - 1301 Glenwood Drive, West Monroe, Louisiana 71291

A certain tract or parcel of land consisting of Lots 8 and 9, Block 3, Vines Subdivision in Lots 2 and 3 of the Blazier Estate, Section 46, Township 18 North. Range 3 East, as per Plat in Plat Book 9 Page 19, records of the Clerk of Court, Ouachita Parish, Louisiana, less and except right of-way parcels 25-11 and 25-12 of State Project No. 451-06-04 and F.A.P. I-20-3(10)109 and said remaining portion of said Lots 8 & 9 being 0.677 acres, more or less, and being more particularly described as follows:

Commence at the Northwesterly corner of said Lot 9 and which point is on the Southeasterly right-of-way line of Moss Park Drive and is marked by a set 5/8” rebar with an orange I.D. cap bearing the name of Donna (Donni) S. Dumas, P.L.S. #4825 and the POINT OF BEGINNING; thence run South 37º 13’ 56.1” East (South 37º43’00” East called) along the Northerly line of said Lot 9 for a distance of 207.64 feet (208.26 feet called) to the Northeasterly corner of said Lot 9 and which point is marked by a set 5/8” rebar with said I.D. cap; thence run South 53º 37’ 23.8” West (South 54º00’00”West called) along the Easterly line of said Lot 9 for a distance of 99.85 feet to the Northerly right-of-way line of Interstate Highway No. 20 as per State Project No.451-06-04 and F.A.P. No.I-20-3(10)109 and which point is marked by a set 5/8” rebar with said I.D. cap; thence run along an arc to the right with an arc distance of 216.90 feet (220.00 feet called) (radius = 7489.44 feet chord North 61º 20’ 17.2” West - 216.70 feet) to the intersection of the Northerly right-of-way line of said Interstate Highway No. 20 and the Southeasterly right-of-way line of Moss Park Drive and which point is marked by a set 5/8” rebar with said I.D. cap; thence run North 50º 17’ 07.3” East along the Northwesterly line of said Lots 8 and 9 for a distance of 188.60 feet to the POINT OF BEGINNING and as per Plat of Survey by Donna (Donni) S. Dumas, P.L.S. dated January 23, 2007.

PARCEL E Circle Drive Lots (LOT 6, 8, 12, and 14)

Lot 6: 315 Circle Drive, West Monroe, Louisiana

Lot 8: 319 Circle Drive, West Monroe, Louisiana

Lot 12: 401 Circle Drive, West Monroe, Louisiana

Lot 14: 405 Circle Drive, West Monroe, Louisiana.

Exhibit A-14

Lots 6, 8, 12, and 14 of Block 14 of the Splane Place Addition to West Monroe, Louisiana, in Sections 38, 39, and 40, 11 8N, R3E, as per plat thereof filed in Plat Book 5, Page 11 of the records of Ouachita Parish, Louisiana.

PARCEL G

A certain tract or parcel of land situated in Sections 28 and 40, Township 18 North, Range 3 East, Ouachita Parish, Louisiana, containing 19.678 acres, more or less, and being more particularly described as follows:

Commence at the Southwest corner of the Northeast  1⁄4 of the Southeast  1⁄4 of Section 28, Township 18 North, Range 3 East, Ouachita Parish, Louisiana, and run North 89° 56’ 58.7” East along the North line of McMillan Road prior to State Project ###-##-#### for a distance of 591.30 feet to a point and which said point was the Southwest corner of the Glenwood Medical Mall tract prior to State Project ###-##-#### right-of-way parcel 1-7; thence run North 00° 15’ 58.8” East along the West line of said tract prior to said State Project for a distance of 21.90 feet to the Northwest corner of said right-of-way parcel 1-7 of State Project ###-##-#### and a set 5/8” rebar with a yellow plastic cap bearing the name of David M. Dumas, P.L.S. and the POINT OF BEGINNING; thence continue to run North 00° 15’ 58.8” East for a distance of 1303.13 feet to a previously chiseled “X” in a concrete ditch; thence run North 89° 16’ 00.0” East along the South right-of-way line of U.S. Highway 80 (also known as Cypress Street) for a distance of 381.30 feet to a previously set  3⁄4“ rebar; thence run South 86° 34’ 50.8” East (South 86° 49’ 11” East called) along the South right-of-way line of said U.S. Highway 80 of right-of-way parcel 11-1 of State Project ###-##-#### for a distance of 76.26 feet (23.190 meters called) to a set 5/8” rebar with said yellow cap; thence run South 85° 57’ 00.8” East (South 86° 12’ 07” East called) along the South right-of-way line of U.S. Highway 80 of said right-of-way parcel for a distance of 58.97 feet (17.973 meters called) to the Northwest corner of a tract of land owned by Sydran Food Services II, L.P. and which point is marked by a set cotton picker spindle in asphalt; thence run South 00° 27’ 21.2” West (South 00° 27’ 19” West called) along the West line of said Sydran tract for a distance of 133.67 feet to the Southwest corner of said Sydran tract and which point is marked by a set cotton picker spindle; thence run South 86° 32’ 00.0” East along the South line of said Sydran tract for a distance of 213.36 feet to the West right-way-line of Thomas Road and which point is marked by a set chiseled “X” in a concrete curb; thence run South 06° 49’ 00.0” West along the West right-of-way line of Thomas Road for a distance of 368.32 feet to a set 5/8” rebar with said yellow cap; thence run South 10° 08’ 32.0” West (South 09° 55’ 31” West called) along the West right-of-way line of Thomas Road and State Project ###-##-#### right-of-way parcel 3-1 for a distance of 150.89 feet (45.990 meters called) to a set chiseled “X” in concrete; thence South 00° 05’ 48.0” West (South 00° 07’ 13” East called) along the West right-of-way line of Thomas Road and said State Project right-of-way parcel for a distance of 199.85 feet (60.913 meters called) to a set cotton picker spindle; thence run South 03° 17’ 11.0” West (South 03° 04’ 10” West called) along said West right-of-way line of Thomas Road for a distance of 150.32 feet (45.818 meters called) to set cotton picker spindle; thence run South 00° 28’ 04.0” East (South 00° 41’ 05” East called) along said West right-of-way line of Thomas Road for a distance of 249.63 feet (76.088 meters called) to a set 5/8” rebar with said yellow cap; thence run South 44° 51’ 47.0” West (South 44° 38’ 46” West called) along the said West right-of-way line of Thomas Road and the North right-of-way line of McMillan Road and State Project ###-##-#### right-of

Exhibit A-14

way parcel 3-1 for a distance of 47.53 feet (14.488 meters called) to a set 5/8” rebar with said yellow cap; thence run North 89° 47’ 56.0” West (South 89° 59’ 03” West called) along the North right-of-way line of McMillan Road and State Project ###-##-#### right-of-way parcel 3-1 for a distance of 205.48 feet (62.631 meters called) to a set chiseled “X” in a concrete curb; thence run South 78° 58’ 11.0” West (South 80° 29’ 10” West called) along the North right-of-way line of McMillan Road and said State Project right-of-way parcel for a distance of 34.48 feet (10.508 meters called) to its intersection with the North right-of-way line of McMillan Road and State Project ###-##-#### right-of-way parcels 2-2 and 1-7 and which point is marked by a set 5/8” rebar with said yellow cap; thence run North 89° 59’ 36.7” West (South 89° 59’ 07” West called) along said North right-of-way line of McMillan Road and State Project ###-##-#### right-of-way parcels 2-2 and 1-7 for a distance of 372.40 feet to a set 5/8” rebar with said yellow cap; thence run North 87° 03’ 03.4” West ( North 87° 08’ 54” West called) along said North right-of-way of McMillan Road for a distance of 11.74 feet to the POINT OF BEGINNING and being subject to any rights-of-way, servitudes or easements of record or use and also as per plat of survey by David M. Dumas, P.L.S. dated November 24, 2006.

The above described 19.678 acre tract is the same tract as that acquired by Glenwood Health Services, Inc. and described in COB 1547, DR# 1067063, COB 1633, DR#1141032, and COB 1649, DR# 1153901, less and except State Project No. ###-##-#### right-of-way parcel 3-1, State Project No. ###-##-#### right-of-way parcel 11-1, State Project No. ###-##-#### right-of-way parcels 1-7, 2-2 and 2-4, also less and except the Sydran Food Service II, L.P. tract as filed in COB 1755, DR# 1249307, records of the Clerk of Court, Ouachita Parish, Louisiana;

LESS AND EXCEPT the following described parcel or tract of land, to wit:

A certain tract or parcel of land situated in the Northeast  1⁄4 of the Southeast  1⁄4 of Section 28, Township 18 North, Range 3 East, Ouachita Parish, Louisiana, containing 0.794 acres, more or less, and being more particularly described as follows:

Commence at the Southwest corner of the Northeast  1⁄4 of the Southeast  1⁄4 of Section 28, Township 18 North, Range 3 East, Ouachita Parish, Louisiana, and run North 89° 56’ 58.7” East along the North line of McMillan Road prior to State Project ###-##-#### for a distance of 591.30 feet to a point and which said point was the Southwest corner of the Glenwood Medical Mall tract prior to State Project ###-##-#### right-of-way parcel 1-7; thence run North 00° 15’ 58.8” East along the West line of said tract prior to said State Project for a distance of 21.90 feet to the Northwest corner of said right-of-way parcel 1-7 of State Project ###-##-#### and a set 5/8” rebar with a yellow plastic cap bearing the name of David M. Dumas, P.L.S.; thence run South 87° 03’ 03.4” East (South 87° 08’ 54” East called) along the North right-of-way line of McMillan Road as per State Project No. ###-##-#### right-of-way parcel 1-7 for a distance of 11.74 feet to a set 5/8” rebar with said yellow cap; thence run South 89° 59’ 36.7” East (North 89° 59’ 07” East called) along the North right-of-way line of McMillan Road as per State Project ###-##-#### right-of-way parcels 1-7 and 2-2 for a distance of 372.40 feet to its intersection with the North right-of-way line of McMillan Road as per State Project No. ###-##-#### right-of-way parcel 3-1 and which point is marked by a set 5/8” rebar with said yellow cap; thence run North 78° 58’ 11.0” East (North 80° 29’ 10” East called) along the North right-of-way line as per State Project No. ###-##-#### right-of-way parcel 3-1 for a distance of 34.48 feet (10.508

Exhibit A-14

meters called) to a set chiseled “X”; thence run South 89° 47’ 56.0” East (North 89° 59’ 03” East called) along the North right-of-way line of McMillan Road as per said State Project right-of-way parcel for a distance of 47.96 feet to a set 5/8” rebar with said yellow cap and the POINT OF BEGINNING; thence run North 00° 46’ 43.7” West (North 00° 48’ 00” West called) for a distance of 183.23 feet (189.67 feet called) to a set chiseled “X”; thence run South 89° 50’ 22.3” East (North 89° 44’ 27” East called) for a distance of 192.32 feet (205.48 feet called) to the West right-of-way line of Thomas Road as per State Project No. ###-##-#### right-of-way parcel 3-1 and which point is marked by a set 5/8” rebar with said yellow cap; thence run South 00° 28’ 04.0” East (South 00° 41’ 05” East called) along the West right-of-way line of McMillan Road as per said State Project right-of-way parcel for a distance of 149.54 feet to a set 5/8” rebar with said yellow cap; thence run South 44° 51’ 47.0” West (South 44° 38’ 46” West called) along the West right-of-way line of Thomas Road and the North right-of-way line of McMillan Road as per said State Project right-of-way parcel for a distance of 47.53 feet (14.488 meters called) to a set 5/8” rebar with said yellow cap; thence run North 89° 47’ 56.0” West (South 89° 59’ 03” West called) along the North right-of-way line of McMillan Road as per said State Project right-of-way parcel for a distance of 157.52 feet to the POINT OF BEGINNING and being subject to any rights-of-way, servitudes or easements of record or use and also as per plat of survey by David M. Dumas, P.L.S. dated November 24, 2006. The above described 0.794 acre tract includes the same tracts as that leased from Glenwood Health Services, Inc. to Hagwood Management, Inc. (McAlisters) as described in COB 1818, Page 222, DR# 1304690, records of the Clerk of Court, Ouachita parish, Louisiana, less and except State Project No. ###-##-#### right-of-way parcel 3- 1 and State Project No. ###-##-#### right-of-way parcel 2-4.

PARCEL H

Tract 1 – No municipal address

Lot 3A of the Resubdivision of Lot 3 of Bell Cypress Retail Park Subdivision to the City of West Monroe, Louisiana, as per plat filed in Plat Book 9, Page 138 of the records of Ouachita Parish. Louisiana,

Tract 2 - 201 Bell Lane, West Monroe 71291

A certain parcel or tract of land situated in the Northeast Quarter of Southeast Quarter, Section 28, Township 18 North, Range 3 East, being more particularly described as follows:

Commencing at a point lying North 89º52’00.0” East at a distance of 111.00 feet from the Northwest corner of Northeast Quarter of Southeast Quarter, Section 28, Township 18 North, Range 3 East, and running South 04º35’56.8” East (called South 04º 56’ East) for a distance of 522.48 feet (called 522.5 feet); thence run North 89º52’00.0” East for a distance of 53.20 feet to the East right of way of Bell Lane as per State Project No. ###-##-#### which point is marked by a 5/8” rebar and the Point of Beginning; thence continue North 89º52’00.0” East (called North 89º53’20” East) for a distance of 155.80 feet to 5/8” rebar; thence run South 04º35’56.8” East (called South 04º34’46” East) for a distance of 104.50 feet to a 5/8” rebar; thence run South 89º52’00.00” West (called South 89º53’20.00” West) for a distance of 146.48 feet to the East right of way of Bell Lane as per State Project No. 74207-0047 which point is marked by a 5/8’

Exhibit A-14

rebar; thence run North 16º27’19.0” West (called North 16º25’59” West) along said East right of way for a distance of 42.26 feet to a 5/8” rebar; thence run North 05º08’44.0” West (called North 05º07’24” West) along said East right of way for a distance of 63.87 feet to the Point of Beginning, containing 16,010.83 square feet or 0.368 acres, more or less, as per Plat of Survey by David M. Dumas, P.L.S., dated November 17, 2006.

The above described tract of land is the same as Tract 2 that was acquired by Glenwood Health Services, Inc. from Bell Cypress, LLC on February 26, 2001.

LOTS 4, 5, 7, AND 13

Lot 7 of Block 14 Of the Splane Place Addition, situated in Sections 38, 39 and 40, Township 18 North, Range 3 East, as per plat of said subdivision on file and of record in Plat Book 5, page 11 of the Records of the Clerk’s Office, Ouachita Parish, Louisiana; and being the same property acquired by Blondy Davis Newman by Judgment of Possession dated July 15, 1966, recorded in Conveyance Book 860, page 494 and dated November 23, 1997, recorded in Conveyance Book 1429, page 32, Records of Ouachita Parish, Louisiana.

Lots 4 and 5 of Block 14 of the Splane Place Addition situated in Sections 38, 39 and 40, Township 18 North, Range 3 East, as per plat of said subdivision on file and of record in Plat Book 5, page 11 of the Records of the Clerk’s Office, Ouachita Parish, Louisiana; LESS AND EXCEPT tract sold to the City of West Monroe by Sale filed August 18, 1994, in Conveyance Book 1623, page 729, Date Register No. 1133996, more fully described as: From a point on the centerline of State Project No. ###-##-#### at Station 57+10.64, proceed North 15°32’49” West, a distance of 21.12 feet to the Point of Beginning; thence proceed North 15°32’49” West, a distance of 9.34 feet; thence with an arc of a curve to the left having a radius of 274.53 feet, an arc distance of 71.19 feet; thence South 63°43’41” West, a distance of 72.14 feet to the Point of Beginning, All of which comprises Parcel No. 3-2 shown on Sheet No. 3 of the right of way plans of State Project No. ###-##-#### and containing an area of 0.005 acres or 217.8 square feet.

Lot 13 Block 14 Splane Place Addition to West Monroe, Louisiana, as per plat in Plat Book 5, page 11, Records of Ouachita Parish, Louisiana.

Exhibit A-14

Exhibit A-15

Legal Description - Jordan Valley Land

The real estate described on Schedule A-15-1 attached hereto

LESS AND EXCEPT THAT CERTAIN REAL ESTATE DESCRIBED AS FOLLOWS:

Lot 2 of that certain Plat entitled “Rocky Mountain Care Subdivision” (the “Plat”) which Plat was filed in the Office of the Recorder of the County of Salt Lake, State of Utah on April 28, 2009 as Entry No. 10685745 in Book 2009P of Plats at Page 58,

LESS AND EXCEPT that portion of said Lot 2 already owned by B.C.V.V., Inc. which portion is contained within said Lot 2 of the Plat and is more particularly described as follows: Beginning at a point South 89°56’54” West 694.48 feet, and North 00°03’03” West 675.81 feet from the Southeast Corner of Section 30, Township 1 South, Range 1 West, Salt Lake Base and Meridian; and running thence West 48.67 feet; thence North 00°03’42” West 207.46 feet; thence West 8.07 feet; thence North 70.03 feet; thence North 45°00’00” West 21.80 feet; thence East 71.95 feet; thence South 00°04’58” East 292.90 feet to the point of beginning, which less and except strip is contained within said Lot 2 of the Plat.

15-30-478-037-000 (Portion)

ALSO LESS AND EXCEPT THAT CERTAIN REAL ESTATE DESCRIBED AS FOLLOWS (WSL MOB LAND):

A part of the Southeast Quarter of Section 30, Township 1 South, Range 1 West, Salt Lake Base and Meridian in Salt Lake County, Utah,

Commencing at the Southeast corner of Section 30, Township 1 South, Range 1 West, Salt Lake Base and Meridian; thence 994.10 feet South 89°56’54” West along the Section Line and 620.00 feet North 0°04’58” West along the East right of way line of Pioneer Parkway to the South right of way line of Pioneer Parkway; and 339.17 feet due East along said South right of way line to the true point of beginning; and running thence due East 67.90 feet along said South Right of way line; thence due South 150.75 feet; thence due West 45.11 feet; thence due South 30.83 feet; thence due West 54.68 feet; thence due North 28.91; thence due West 53.17 feet; thence due North 76.09 feet; thence due East 49.55 feet; thence due North 46.97 feet; thence due East 35.50 feet; thence due North 29.62 feet to the point of beginning.

Schedule A-15-1 to Exhibit A-15

PARCEL 1:

BEGINNING at a point South 89°56’54” West 1054.1 feet and North 0°04’58” West 173.0 feet from the Southeast comer of Section 30, Township l South, Range 1West, Salt Lake Base and Meridian (said point also being on the Westerly line of 4155 West Street), which point is also the Northeast corner of the HCA Properties, Inc. property contained in that certain Warranty Deed recorded September 11, 1981 as Entry No. 3603565 in Book 5291, at Page 153 of the Official Records; and running thence

Exhibit A-15

West along said HCA Properties, Inc., North boundary line, 100.00 feet to the Northwest corner of the HCA Properties, Inc. property; thence along the West boundary of the said HCA Properties, Inc. property South 0°04’58” East 140.0 feet to the North line of 3506 South· Street; thence along said North line of said 3500 South Street South 89°56’54” West 171.0 feet to a point of the West line of the Southeast quarter of the Southeast quarter of said Section 30; thence along said West line North.1295 feet to the 1/16 Section line; thence East 425.88 feet, more or less, to a point on the West line of vacated 4155.West Street; thence along said West line South 0°05’ East 150.24 feet, more or less, to a point of tangency with it 144.69 foot radius curve to the right; thence Southwesterly 124.27 feet along said curve to a point of tangency; thence South 49°07’42” West 38.22 feet to a point of tangency with a 205.32 foot radius curve to the left; thence Southwesterly 175.79 feet along said curve to a point of tangency; thence South 723.44 feet to the point of beginning.

TOGETHER WITH the West one half of the vacated street (4155 West Street) abutting a portion of the said property on the East.

EXCEPTING THEREFROM the following described property conveyed to National Health Investors, Inc. in that certain Special Warranty Deed recorded March 2, 1993 as Entry No. 5445234 in Book 6613, at Page 1040,of the Official Records, to-wit: Beginning at a point on the West line of the Southeast quarter of the Southeast quarter of Section 30, said point being South 89°56’54” West along the Section line 1323.97 feet and North 0°08’49” West 1093.53 feet from the Southeast comer of Section 30, Township 1 South, Range 1West, Salt Lake Base and Meridian; and running thence North 0°08’49” West along said West line 234.16 feet to the Northwest corner of the Southeast quarter of the Southeast quarter of said Section 30; thence North 89°57’12” East-along the North line of said Southeast quarter of the Southeast quarter 279.72 feet; thence South 0°08’49” East 113.80 feet; thence South 45°08’49” East 43.64 feet; thence South 00°08’49” East 6.02 feet; thence North 89°51’11” East 6.02 feet; thence South 45°08’49 East 109.16 feet to a point on a curve to the right, the radius point of which bears North 53°23’53”’ West 144.69 feet; thence Southwesterly along the arc of said curve 31.63 feet to a point of tangency; thence South 49°07’42” West 38.22 feet to a point of a 205.32 foot radius curve to the left; thence Southwesterly along the arc of said curve 37.77 feet; thence North 45°08’49” West 186.99 feet; thence South 89°51’1 l” West 5.23 feet; thence South 0°08’49” East 62.88 feet; thence South 89°51’11” West 179.63 feet to the point of beginning.

PARCEL 2:

BEGINNING at a point on the North right of way line of 3500 South Street and the West right of way line of 4155 West Street, said point being South 89°56’54” West 1057.25 feet, more or less, and North 0°03’06” West 33 feet from the Southeast corner of Section 30, Township 1 South, Range 1 West, Salt Lake Base and Meridian; and running thence North 0°03’06” West along said West right of way line 140.0 feet, more or less, to the Southerly boundary line of the Valley West Hospital, Inc. property as described in that certain Warranty Deed recorded January 26, 1979 as Entry No. 3229774 in Book 4806, at Page 585, Salt Lake County Recorder’s Office; thence South 89°56’54” West along said South boundary line 100.0 feet, more or less, to an Easterly

Exhibit A-15

boundary line of Valley West Hospital’s property as described in the Warranty Deed described hereinabove; thence South 0°03’06” East along said East boundary line 140.0 feet, more or less, to the North right of way line of 3500 South Street; thence North 89°56’54” East along said North right of way line 100.00 feet, more or less, to the point of beginning.

PARCEL 3:

BEGINNING at a point 885.275 feet West and 33 feet North from the Southeast corner of Section 30, Township 1 South, Range 1 West, Salt Lake Base and Meridian; and running thence West along the North Line of 3500 South Street 108.525 feet, more or less, to the East line of 4155 West Street; thence North 0°04’58” West along said East line 167 feet; thence North 89°56’54” East 108.525.feet, more or less; thence South 167 feet to the point of beginning.

PARCEL 4:

BEGINNING at a point South 89°56’54” West 994.1 feet and North 0°04’58” West 283.0 feet from the Southeast corner of Section 30, Township I South, Range 1 West, Salt Lake Base and Meridian, (which point of beginning is on the Easterly line of 4155 West Street); and running thence North 0°04’58” West 365 feet; thence East 300.feet; thence North 0°04’58” West 320.0 feet; thence West 275.99 feet to a point on a 145.32 foot radius curve to the right; thence Northeasterly 39.70 feet along said curve to a point of tangency; thence North 49°07’42” East 38.22 feet to a point on a 204:69 foot radius curve to the left; thence Northeasterly 175.81 feet along said curve to a point of tangency; thence North 0°05’ West 150.28 feet, more or less, to the 1/16 Section line; thence East 343.88 feet, more or less; thence South 710.0 feet; thence West 32.88 feet; thence South 265.255 feet; thence South 89°56’54” West 285.00 feet; thence South 0°04’58” East 70.00 feet; thence South 89°56’54” West 180.53 feet to the point of beginning.

EXCEPTING THEREFROM that portion located within the bounds of 3390 South Street (also known as Pioneer Parkway), including three-raised planted medians designated as Median Islands “A”, “B”, and “C” on that certain dedication plat recorded March 29, 1983 as Entry No. 3773932 in Book 83-3 of Plats, at Page 41 of the Official Records.

TOGETHER WITH the East one half of the vacated street (4155 West Street) abutting a portion of said property on the West.

PARCEL 5:

BEGINNING at a point North along the Section line 796.505 feet and West 170.35 feet from the Southeast comer of Section 30, Township I South, Range 1West, Salt Lake Base and Meridian; and running thence West 324.65 feet; thence North 178.25 feet; thence East 324.65 feet; thence South 178.25 feet to the point of beginning.

Exhibit A-15

PARCEL 6:

BEGINNING at a point in the center of 4000 West Street 618.255 feet North of the Southeast corner of Section 30, Township I South, Range 1West, Salt Lake Base and Meridian; and running thence North 178.25 feet; thence West 495 feet; thence South 178.25 feet; thence East 495 feet to the point of beginning.

EXCEPTING THEREFROM those portions located within the bounds of 4000 West Street and 3390 South Street (also known as Pioneer Parkway), including three raised planted medians designated as Median Islands “A”, “B”, and “C” on that certain dedication plat recorded March 29, 1983 as Entry No. 3773932 in Book 83-3 of Plats, at Page 41 of the Official Records.

15-30-477-03; 15-30-476-008; 15-30-476-006; 15-30-476-007; 15-30-478-035; 15-30-478-037; 15-30-478-038; 15-30-478-040

Exhibit A-15

Exhibit A-16

Legal Description - Odessa Land

(3) Odessa Regional Medical Center

Odessa, Ector County, Texas

TRACT I:

LOTS 3 AND 4, BLOCK 1, ODESSA REGIONAL MEDICAL CENTER WEST, SECOND FILING, BEING A REPLAT OF ODESSA REGIONAL MEDICAL CENTER WEST, BEING A REPLAT OF LOTS 6 AND 7, BLOCK 61, ORIGINAL TOWN AND A PORTION OF MUSKINGUM AVENUE, BEING 4.9036 ACRES OF LAND AND 0.0007 ACRES OF LAND ON MUSKINGUM AVENUE FOR A TOTAL OF 4.9043 ACRES, T&P RY. CO. SURVEY, CITY OF ODESSA, ECTOR COUNTY, TEXAS, AS SHOWN IN CABINET B, PAGE 41-D, PLAT RECORDS OF ECTOR COUNTY, TEXAS.

TRACT II:

LOTS 1-9, BLOCK 62, O’NEAL SUBDIVISION, A REPLAT OF LOTS 1, 2 AND 3, BLOCK 62, ORIGINAL TOWN, A SUBDIVISION OF THE CITY OF ODESSA, ECTOR COUNTY, TEXAS, AS SHOWN IN VOLUME 3, PAGE 306, DEED RECORDS, ECTOR COUNTY, TEXAS.

TRACT III:

ALL OF LOT 4, BLOCK 62, ORIGINAL TOWN OF ODESSA, ECTOR COUNTY, TEXAS, AS SHOWN IN VOLUME 3, PAGE 32, DEED RECORDS, ECTOR COUNTY, TEXAS.

TRACT IV:

LOT 2, BLOCK 1, ODESSA REGIONAL MEDICAL CENTER EAST, SECOND FILING, BEING A REPLAT OF ODESSA REGIONAL MEDICAL CENTER EAST, BEING A REPLAT OF LOT 1, BLOCK 1, ALLIANCE HOSPITAL ADDITION AND A PORTION OF MUSKINGUM AVENUE, AN ADDITION TO THE CITY OF ODESSA, ECTOR COUNTY, TEXAS, ACCORDING TO THE PLAT THEREOF FILED OF RECORD IN CABINET B, PAGE 41-B, PLAT RECORDS, ECTOR COUNTY, TEXAS. BEING 6.541 ACRES OF LAND AND 0.008 ACRES OF LAND ON MUSKINGUM AVE., FOR A TOTAL OF 6.65 ACRES.

Exhibit A-16

Exhibit A-17

Legal Description - Mountain Point Land

(2) Mountain Point Medical Center

Lehi, Utah County, Utah

Lot 5, MOUNTAIN POINT MEDICAL CENTER COMMERCIAL SUBDIVISION - 1st AMENDMENT according to the Official Plat thereof as recorded September 2015, as Entry No. 88029:2015 in the Office of the Utah County Recorder, State of Utah.

Exhibit A-17

Exhibit A-18

Legal Description - Mountain Vista Land

The land referred to herein below is situated in the County of Maricopa, State of Arizona, and is described as follows:

Lot 4, Final Plat of Crismon Business Park amended, according to Book 775 of Maps, Page 39, records of Maricopa County, Arizona.

Exhibit A-18

Exhibit A-19

Legal Description - Salt Lake Land

(7) Salt Lake Regional Medical Center

Salt Lake City, Salt Lake County, Utah

The land referred to herein is situated in the County of Salt Lake, State of Utah, and is described as follows:

Parcel 1: (16-05-201-005-2000, 16-05-201-005-2001 & 16-05-201-005-2002)

Block 36, Plat “F”, SALT LAKE CITY SURVEY. Less and Excepting therefrom: Beginning at the Northeast corner of Block 36, Plat “F”, Salt Lake City Survey and running thence South 89°58’31” West 116.00 feet along the North line of said Block 36, thence South 00°01’29” East 148.00 feet, thence South 89°58’31” West 26.00 feet, thence South 00°01’29” East 66.00 feet, thence North 89°58’31” East 142.46 feet to the East line of said Block 36, thence North 00°08’48” West along said East line 214.00 feet to the point of beginning.

Parcel 2: (16-05-201-006)

Beginning at the Northeast corner of Block 36, Plat “F”, SALT LAKE CITY SURVEY and running thence South 89°58’31” West 116.00 feet along the North line of said Block 36, thence South 00°01’29” East 148.00 feet, thence South 89°58’31” West 26.00 feet, thence South 00°01’29” East 66.00 feet, thence North 89°58’31” East 142.46 feet to the East line of said Block 36, thence North 00°08’48” West along said East line 214.00 feet to the point of beginning.

Parcel 3: (16-05-202-013)

Commencing 10 rods North from the Southwest corner of Lot 4, Block 35, Plat “F”, SALT LAKE CITY SURVEY, and running thence North 55.5 feet, thence East 10 rods, thence South 55.5 feet, thence West 10 rods to the point of beginning.

Parcel 4: (16-05-202-014)

Beginning at a point 165 feet North of the Southwest corner of Lot 4, Block 35, Plat “F”, SALT LAKE CITY SURVEY, and running thence East 125 feet, thence South 30 feet, thence West 125 feet, thence North 30 feet to the point of beginning.

Parcel 5: (16-05-202-015)

Commencing at the Southwest corner of Lot 4, Block 35, Plat “F”, SALT LAKE CITY SURVEY, and running thence North 125 feet, thence East 90 feet, thence South 125 feet, thence West 90 feet to the place of beginning.

Exhibit A-19

Exhibit A-20

Legal Description - Southeast Texas Land

Tract I - Fee Simple (Hospital Tract):

BEING a 30.000 acre tract or parcel of land situated in and a part of Lots 1, 2, 7 & 8, Block 12, Range “K” of the PORT ARTHUR LAND COMPANY SUBDIVISION as recorded in Volume 1, page 22 of the Map or Plat Records, County Clerk’s Office of Jefferson County, Texas and also being a portion of that certain 150.192 acre tract of land as conveyed by Deed to Williams & Rao, L.P. recorded in Clerk’s File No. 2000041708 of the Official Public Records of Real Property of said County and being more particularly described by metes and bounds as follows:

COMMENCING at a concrete monument with disk found marking the common corner of Lot 8. Block 11 with Lot 4, Block 12, Range “K” and Lot 5, Block 11 with Lot 4, Block 12, Range “J” of said Port Arthur Land Company Subdivision and the Southeast corner of said 150.192 acre tract;

THENCE North 48 deg. 47 min. 00 sec. West along the common line of Range “J” and Range “K” and the East line of said 150.192 acre tract a distance of 641.88 feet to a point;

THENCE South 41 deg. 13 min. 00 sec. West, departing said common line and East line a distance of 150.69 feet to a  5⁄8” steel rod with cap set in concrete marking the Southeast corner and PLACE OF BEGINNING of the herein described tract of land;

THENCE South 72 deg. 33 min. 48 sec. West along the South line of this tract a distance of 1275.67 feet to a  5⁄8” steel rod with cap set in concrete marking the Southwest corner of the herein described tract of land;

THENCE North 48 deg. 46 min. 27 sec. West, 80 feet perpendicular to and parallel with a West line of said 150.192 acre tract, a distance of 812.56 feet to a  5⁄8” steel rod with cap set in concrete marking the Northwest corner of the herein described tract of land;

THENCE North 41 deg. 13 min. 00 sec. East along the North line of this tract a distance of 1055.10 feet to a  5⁄8” steel rod with cap set in concrete marking the point of curvature of a non tangent curve to the Right and the Northeast corner of the herein described tract of land;

THENCE along the East line of this tract and said curve to the Right, having a radius of 950.00 feet, a central angle of 24 deg. 24 min. 40 sec., an arc length of 404.75 feet, a chord bearing of South 60 deg. 59 min. 20 sec. East and a chord length of 401.70 feet to a  5⁄8” steel rod with cap set in concrete marking the point of tangency and an angle point for corner of the herein described tract of land;

THENCE South 48 deg. 47 min. 00 sec. East, 100.00 feet perpendicular to and parallel with the East line of said 150.192 acre tract, continuing along the East line of this tract a distance of 852.94 feet to a  5⁄8” steel rod with cap set in concrete marking an angle point for corner and the point of curvature of a curve to the Right;

THENCE continuing along the East line of this tract along said curve to the Right having a radius of 550.00 feet, a central angle of 24 deg. 47 min. 29 sec., an arc length of 237.98 feet, a chord bearing of South 36 deg. 23 min. 16 sec. East and a chord length of 236.13 feet to the Southeast corner of and PLACE OF BEGINNING and containing in area 1,306,800 square feet or 30.000 acres of land, more or less.

SAVE AND EXCEPT that certain 2.284 acre tract or parcel of land conveyed to Regional Professional Building, L.P., a Texas limited partnership by deed dated December 15, 2004 and filed for record on March 11, 2005 under County Clerk’s File No. 2005009352 of the Official Public Records of Real Property of Jefferson County, Texas. Said 2.284 acre tract or parcel of land being more particularly described by metes and bounds as follows:

BEING a 2.284 acre tract or parcel of land, a portion of that certain tract of land (called 30.0 acres) as conveyed to Southeast Texas Hospital, L.P., recorded in Clerk’s File No. 2003029587 of the Official Public Records of Real Property, County Clerk’s Office, Jefferson County, Texas as situated in and a part of Lots 7 and 8, Block 12, Range “K” of the Port Arthur Land Company Subdivision as recorded in Volume 1, page 22 of the Map or Plat Records of said County and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8” steel rod in concrete with cap marked Arceneaux and Gates found located on the Easterly right-

Fidelity National Title Insurance Company

Exhibit A-20

of-way line of a Jefferson County Drainage District No. 7 80 feet wide fee tract for drainage purposes as conveyed by deed recorded in Clerk’s File No. 2003029586 of said Official Public Records, same point marks the Northwest corner of that certain 2.918 acre tract of land as conveyed by deed to said Southeast Texas Hospital, L.P., recorded in Clerk’s File No. 2003029588 of said Official Public Records, this point also marks the southwest corner of said 30.00 acre tract and the Southwest corner of the herein described tract of land;

THENCE North 48 deg. 46 min. 27 sec. West (Reference Bearing) along the Easterly line of said Drainage District No. 7 right-of-way with the Westerly line of said 30.0 acre tract and this tract a distance of 482.25 feet to a 1⁄2” steel rod with cap marked Arceneaux and Gates set marking the Northwest corner of the herein described tract of land;

THENCE North 41 deg. 13 min. 33 sec. East along the North line of this tract a distance of 99.06 of feet to an “X” set in concrete marking an angle point for corner;

THENCE North 72 deg. 33 min. 48 sec. East, continuing along the North line of this tract a distance of 128.58 feet to a  1⁄2” steel rod with cap marked Arceneaux and Gates set marking the upper Northeast corner of the herein described tract of land;

THENCE South 17 deg. 26 min. 12 sec. East along the upper East line of this tract a distance of 326.68 feet to a  1⁄2” steel rod with cap marked Arceneaux and Gates set marking an angle point for corner;

THENCE South 62 deg. 26 min. 12 sec. East along the upper South line of this tract a distance of 57.89 feet to a  1⁄2” steel rod with cap marked Arceneaux and Gates set marking an angle point for corner;

THENCE North 72 deg. 33 min. 48 sec. East, continuing along the upper South line of this tract a distance of 519.62 feet to a  1⁄2” steel rod with cap marked Arceneaux and Gates set marking the lower Northeast corner of the land herein described tract of land;

THENCE South 17 deg. 26 min. 12 sec. East along the lower line of this tract a distance of 95.80 feet to a  1⁄2” steel rod with cap marked Arceneaux and Gates set marking the Southeast corner of the herein described tract of land, this point also being located on the Northerly line of said 2.918 acre tract and Southerly line of said 30.0 acre tract;

THENCE South 72 deg. 33 min. 48 sec. West along the common line of said 2.918 and 30.0 acre tracts with the Southerly line of this tract a distance of 522.94 feet to the Southwest corner and Place of BEGINNING and containing in area 99,504 square feet or 2.284 acres or land, more or less.

SAVE AND EXCEPT that certain 1.269 acre tract or parcel of land conveyed to Regional Professional Building, L.P., a Texas limited partnership by deed dated December 15, 2004 and filed for record on March 11, 2005 under County Clerk’s File No. 2005009352 of the Official Public Records of Real Property of Jefferson County, Texas. Said 1.269 acre tract or parcel of land being more particularly described by metes and bounds as follows:

BEING a 1.269 acre tract or parcel of land, a portion of that certain tract of land (called 30.00 acres) as conveyed by deed to Southeast Texas Hospital, L.P. recorded in Clerk’s File No. 2003029587 of the Official Public Records of Real Property, County Clerk’s Office, Jefferson County, Texas as situated in and a part of Lots 1, 2, 7 and 8, Block 12, Range “K” of the Port Arthur Land Company Subdivision as recorded in Volume 1, page 22 of the Map or Plat Records of said County and being more particularly described by metes and bounds as follows:

For locative purposes, Commence at a 5/8” steel rod in concrete with cap marked Arceneaux and Gates found located on the Easterly right-of-way line of a Jefferson County Drainage District No. 7 80 feet wide fee tract for drainage purposes as conveyed by deed recorded In Clerk’s File No. 2003029586 of said Official Public Records, same point marks the Northwest corner of that certain 2.918 acre tract of land as conveyed by deed to said Southeast Texas Hospital, L.P., recorded in Clerk’s File No. 2003029588 of said Official Public Records, this Point also marks the Southwest corner of said 30.0 acre tract;

THENCE North 72 deg. 33 min. 48 sec. East along the common line of said 2.918 and 30.0 acre tracts a distance of 211.01 feet to an angle point for corner;

THENCE North 17 deg. 26 min. 12 sec. West, departing said common line a distance of 130.61 feet to an “X” in concrete set marking the Southwest corner and PLACE OF BEGINNING of the herein described tract of land;

Exhibit A-20

THENCE North 17 deg. 26 min. 12 sec. West along the lower West line of this tract a distance of 159.57 feet to an “X” in concrete set marking the lower Northwest corner of the herein described tract of land;

THENCE North 72 deg. 33 min. 48 sec. East along the lower North line of this tract a distance of 244.71 feet to a  1⁄2” steel rod with cap marked Arceneaux and Gates set marking an “ELL” corner of the herein described tract of land;

THENCE North 17 deg. 26 min. 12 sec. West along the upper West line of this tract a distance 81.77 feet to a  1⁄2” steel rod with cap marked Arceneaux and Gales set marking the upper Northwest corner of the herein described tract of land;

THENCE North 72 deg. 33 min. 48 sec. East along the upper North line of this tract a distance of 67.22 feet to a  1⁄2” steel rod with cap marked Arceneaux and Gates set marking the Northeast corner of the herein described tract of land;

THENCE South 17 deg. 26 min. 12 sec. West along the East line of this tract a distance of 241.34 feet to an “X” set in concrete marking the Southeast corner of the herein described tract of land;

THENCE South 72 deg. 33 min. 48 sec. West along the South line of this tract a distance of 311.93 feet to the Southwest corner and PLACE OF BEGINNING and containing in area 55,271 square feet or 1.269 acres of land, more or less.

SAVE AND EXCEPT that certain 0.467 acre tract or parcel of land conveyed to Regional Professional Building, L.P., a Texas limited partnership by deed dated December 15, 2004 and filed for record on March 11, 2005 under County Clerk’s File No. 2005009352 of the Official Public Records of Real Property of Jefferson County, Texas. Said 0.467 acre tract or parcel of land being more particularly described by metes and bounds as follows:

BEING a 0.467 acre tract or parcel of land, a portion of that certain tract of land (called 30.0 acres) as conveyed by Deed to Southeast Texas Hospital, L.P., recorded in Clerk’s File No. 2003029587 of the Official Public Records of Real Property, County Clerk’s Office, Jefferson County, Texas, as situated in and a part of Lots 1 and 2, Block 12, Range “K” of the Port Arthur Laud Company Subdivision as recorded in Volume 1, Page 22 of the Map or Plat Records of said County and being more particularly described by metes and bounds as follows:

For locative purposes, COMMENCE at a 5/8” steel rod in concrete with cap marked Arceneaux and Gates found located on the Easterly right-of-way line of a Jefferson County Drainage District No. 7, 80 feet wide fee tract for drainage purposes as conveyed by deed recorded in Clerk’s File No. 2003029586 of said Official Public Records, same point marks the Northwest corner of that certain 2.918 acre tract of land as conveyed by deed to said Southeast Texas Hospital, L.P., recorded in Clerk’s File No. 2003029588 of said Official Public Records, this point also marks the Southwest corner of said 30.0 acre tract;

THENCE. North 72 deg. 33 min. 48 sec. East along the common line of said 2.918 and 30.0 acre tracts a distance of 554.70 feet to an angle point for corner;

THENCE North 17 deg. 26 min. 12 sec. West, departing said common line a distance of 146.09 feet to an “X” in concrete set marking the Southwest corner and PLACE OF BEGINNING of the herein described tract of land;

THENCE North 17 deg. 26 min. 12 sec. West along the West line of this tract a distance of 151.38 feet to an “X” in concrete set marking the Northwest corner of the herein described tract of land;

THENCE North 27 deg. 52 min. 46 sec. East along the North line of this tract a distance of 74.8 feet to a  1⁄2” steel rod with cap marked Arceneaux and Gates set marking the Northeast corner of the herein described tract of land;

THENCE South 62 deg. 14 min. 25 sec. East along the East line of this tract a distance of 160.73 feet to a  1⁄2” steel rod with cap marked Arceneaux and Gates set marking the Southeast corner of the herein described tract of land;

THENCE along the South line of this tract with a curve to the right (Southwest) having a radius of 330.81 feet, a central angle of 33 deg. 13 min. 44 sec. an arc distance of 191.85 feet, a chord distance of 189.18 feet and a chord bearing of South 44 deg. 10 min. 51 sec. West to the Southwest corner and PLACE OF BEGINNING and containing in area 20,358 square feet or 0.467 acres of land, more or less.

Exhibit A-20

SAVE AND EXCEPT that certain 0.980 acre tract or parcel of land conveyed to Regional Professional Building, L.P., a Texas limited partnership by deed dated December 15, 2004 and filed for record on March 11, 2005 under County Clerk’s File No. 2005009352 of the Official Public Records of Real Property of Jefferson County, Texas. Said 0.980 acre tract or parcel of land being more particularly described by metes and bounds as follows:

BEING a 0.980 acre tract or parcel of land, a portion of that certain tract of land (called 30.0 acres) as conveyed by deed to Southeast Texas Hospital, L.P., recorded in Clerk’s File No. 2003029587 of the Official Public Records of Real Property, County Clerk’s Office, Jefferson County, Texas as situated in and a part of Lots 1 and 2, Block 12, Range “K” of the Port Arthur Land Company Subdivision as recorded in Volume 1, page 22 of the Map or Plat Records of said County and being more particularly described by metes and bounds as follows:

For locative purposes, COMMENCE at a 5/8” steel rod in concrete with cap marked Arceneaux and Gates found located on the Easterly right-of-way line of a Jefferson County Drainage District No. 7, 80 feet wide fee tract for drainage purposes as conveyed by deed recorded in Clerk’s File No. 2003029586 of said Official Public Records, same point marks the Northwest corner of that certain 2.918 acre tract of land as conveyed by deed to said Southeast Texas Hospital, L.P., recorded in Clerk’s File No. 2003029588 of said Official Public Records, this point also marks the Southwest corner of said 30.0 acre tract;

THENCE North 72 deg. 33 min. 48 sec. East along the common line of said 2.918 and 30.0 acre tracts a distance of 656.42 feet to an angle point for corner;

THENCE North 17 deg. 26 min. 12 sec. West, departing said common line a distance of 33.00 feet to an “X” in concrete set marking the Southwest corner and PLACE OF BEGINNING of the herein described tract of land;

THENCE North 48 deg. 47 min. 00 sec. West along the West line of this tract a distance of 89.48 feet to an “X” in concrete set marking the Northwest corner of the herein described tract of land;

THENCE along the Northerly line of this tract with a curve to the left (Northeast) having a radius of 380.81 feet, a central angle of 31 deg. 57 min. 33 sec., an arc distance of 212.41 feet, a chord distance of 209.67 feet and a chord bearing of North 37 deg. 47 min. 53 sec. East to a  1⁄2” steel rod with cap marked Arceneaux and Gates set marking the Northeast corner of the herein described tract of land;

THENCE South 68 deg. 06 min. 48 sec. East along the Easterly line of this tract a distance of 281.49 feet to a  1⁄2” steel rod with cap marked Arceneaux and Gates set marking the most Easterly Southeast corner of the herein described tract of land;

THENCE South 19 deg. 33 min. 43 sec. West along the Southeasterly line of this tract a distance of 21.38 feet to a  1⁄2” steel rod with cap marked Arceneaux and Gates set marking the most Southerly Southeast corner of the herein described tract of land;

THENCE South 72 deg. 28 min. 21 sec. West along the Southerly line of this tract a distance of 330.58 feet to the Southwest corner and PLACE OF BEGINNING and containing in area 42,668 square feet or 0.980 acres of land, more or less.

NOTE: THE TITLE COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE OR SQUARE FOOTAGE DESCRIBED ABOVE IS ACCURATE.

Tract II - Fee Simple (Green Belt Tract):

BEING a 2.918 acre tract or parcel of land, a portion of that certain tract of land (called 150.192 acres) as conveyed by Deed to Williams and Rao, L.P., recorded in Clerk’s File No. 2000041708 of the Official Public Records of Real Property, County Clerk’s Office, Jefferson County, Texas as situated in and a part of Lots 1 and 2, Block 12, Range “K” of the PORT ARTHUR LAND COMPANY SUBDIVISION, recorded in Volume 1, Page 22 of the Map or Plat Records of said County, said 2.918 acre tract being more particularly described by metes and bounds as follows:

Exhibit A-20

BEGINNING at a  1⁄2” steel rod set located on the Southerly Right-of-Way line of a proposed Jefferson County Drainage District No. 7, 80 feet wide fee tract marking the most Westerly Northwest corner of a proposed 100’ wide Right of Way for Jimmy Johnson Boulevard, said point being the Southwest corner of the herein described tract of land and bears South 42 deg. 56 min. 03 sec. East a distance from 80.39 feet from a concrete monument with aluminum disc. Found marking the common corner of Lots 2 and 3, Block 12, Range “K” with Lots 6 and 7, Block 12, Range “K”;

THENCE North 41 deg. 22 min. 46 sec. East along the Southerly line of said proposed 80 feet wide Fee Tract with the lower North line of this tract a distance of 88.18 feet to a  1⁄2” steel rod set marking an “EII” corner of said 80 feet wide Fee Tract and the herein described tract of land;

THENCE North 48 deg. 46 min. 35 sec. West along the upper west line of this tract and Easterly line of said 80 feet wide Fee Tract a distance of 63.62 feet to a  1⁄2” steel rod set marking the upper Northwest corner of the herein described tract of land;

THENCE North 72 deg. 33 min. 48 sec. East along the upper North line of this tract a distance of 1275.67 feet to a  1⁄2” steel rod set located on the Westerly line of a proposed 100 feet wide Right-of-Way of Park Central Boulevard marking the Northeast corner of the herein described tract of land;

THENCE along the Easterly line of this tract with the proposed Westerly Right-of-Way line and a curve to the Right having a radius of 550.00 feet, a central angle of 06 deg. 33 min. 19 sec., an arc distance of 62.93 feet, a chord distance of 62.89 feet and a chord bearing of South 20 deg. 42 min. 52 sec. East to a  1⁄2” steel rod set marking an angle point for corner and point of tangency of said curve;

THENCE South 17 deg. 26 min. 12 sec. East continuing along the East line of this tract with said proposed Westerly Right-of-Way line a distance of 27.21 feet to a  1⁄2” steel rod set marking an angle point for corner of the herein described tract of land;

THENCE South 27 deg. 33 min. 48 sec. West continuing along the East line of this tract with said proposed Westerly Right-of-Way line a distance of 14.14 feet to a  1⁄2” steel rod set located at the intersection of said proposed Westerly Right-of-Way line with the Northerly line of a proposed 100 feet wide Right-of-Way for Jimmy Johnson Boulevard marking the Southeast corner of the herein described tract of land;

THENCE South 72 deg. 33 min. 48 sec. West along said proposed Northerly Right-of-Way line with the South line of this tract a distance of 1311.62 feet to Southwest corner and PLACE OF BEGINNING and containing in area 127,114 square feet or 2.918 acres of land, more or less.

Exhibit A-20

Exhibit A-21

Legal Description - Southwest General Land

(8) Southwest General Hospital

San Antonio, Bexar County, Texas

TRACT II:

LOT 24, NEW CITY BLOCK 11186, SOUTHWEST GENERAL HOSPITAL TWO, A SUBDIVISION IN BEXAR COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN VOLUME 9572, PAGE 185, DEED AND PLAT RECORDS OF BEXAR COUNTY, TEXAS.

TRACT IV:

LOT 21, NEW CITY BLOCK 11186, SOUTHWEST GENERAL MEDICAL OFFICE BUILDING, A SUBDIVISION IN BEXAR COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN VOLUME 9564, PAGE 14, DEED AND PLAT RECORDS OF BEXAR COUNTY, TEXAS.

Exhibit A-21

Exhibit A-22

Legal Description - St. Joseph Land

(4) St. Joseph Medical Center

Houston, Harris County, Texas

TRACT III [BLOCK 380]:

BEING ALL THAT CERTAIN TRACT OR PARCEL CONTAINING 1.438 ACRES (62,655 SQUARE FEET) OF LAND SITUATED IN THE JAMES S. HOLMAN SURVEY, ABSTRACT NUMBER 323, HARRIS COUNTY, TEXAS, AND BEING ALL BLOCK 380, AND A 1.00 FEET BY 115.00 FEET WIDE STRIP OF LAND OUT OF ST. JOSEPH PARKWAY RIGHT-OF-WAY SOUTH SIDE BUFFALO BAYOU, AN UNRECORDED SUBDIVISION IN THE CITY OF HOUSTON, HARRIS COUNTY, TEXAS, CONVEYED TO CHRISTUS HEALTH GULF COAST, RECORDED UNDER CLERK’S FILE NUMBER’S T519145, T519208, AND T519209, HARRIS COUNTY, TEXAS, SAID 1.438 ACRES BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: (ALL BEARINGS BASED ON THE CITY OF HOUSTON CENTERLINE REFERENCE SYSTEM AS ESTABLISHED BY FOUND MONUMENTATION AND FURTHER ESTABLISHED BY RECORDED COORDINATE POSITION):

BEGINNING AT A P.K. WITH SHINER STAMPED “TERRA SURVEYING” SET AT THE INTERSECTION OF THE NORTHEASTERLY RIGHT-OF-WAY LINE OF ST. JOSEPH PARKWAY (WIDTH VARIES) AND THE NORTHWESTERLY RIGHT-OF-WAY LINE OF JACKSON STREET (75.00 FEET WIDE), AND BEING THE SOUTH CORNER OF SAID BLOCK 380 FROM WHICH THE ORIGINAL SOUTH CORNER OF LOT 1 OF SAID BLOCK 380 BEARS NORTH 57°08’03” WEST 5.00 FEET AND THE CITY OF HOUSTON CENTERLINE REFERENCE MONUMENT NUMBER 287 BEARS SOUTH 32°51’41” WEST 40.00 FEET AND SOUTH 57°08’03” EAST 365.08 FEET;

THENCE NORTH 57°08’03” WEST 135.04 FEET, ALONG THE NORTHEASTERLY RIGHT-OF-WAY LINE OF SAID ST. JOSEPH PARKWAY TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET MAKING THE EAST CORNER OF SAID 1.00 FEET BY 115.00 FEET WIDE STRIP OF LAND AND BEING AN INTERIOR CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 32°51’41” WEST 1.00 FEET, TO THE SOUTH CORNER OF SAID 1.00 FEET BY 115.00 FEET WIDE STRIP OF LAND AND BEING AN “ELL” CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE NORTH 57°08’03” WEST 115.04 FEET, TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET IN THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF CRAWFORD STREET (80.00 FEET WIDE) AND BEING THE WEST CORNER OF THE HEREIN DESCRIBED TRACT FROM WHICH THE ORIGINAL CORNER OF LOT 6 OF SAID BLOCK 380 BEARS NORTH 32°51’41” EAST 1.00 FEET AND NORTH 57°08’03” WEST 5.00 FEET;

THENCE NORTH 32°51’41” EAST 251.08 FEET ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF SAID CRAWFORD STREET TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET IN THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF JEFFERSON AVENUE (77.20 FEET WIDE) MARKING THE NORTH CORNER OF THE HEREIN DESCRIBED TRACT FROM WHICH THE ORIGINAL NORTH CORNER OF LOT 10 OF SAID BLOCK 380 BEARS NORTH 57°08’03” WEST 5.00 FEET;

THENCE SOUTH 57°08’03” EAST 250.08 FEET, ALONG THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF SAID JEFFERSON AVENUE TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET IN THE

Exhibit A-22

NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID JACKSON STREET MARKING THE EAST CORNER OF THE HEREIN DESCRIBED TRACT FROM WHICH THE ORIGINAL CORNER OF LOT 5 OF SAID BLOCK 380 BEARS NORTH 57°08’03” WEST 5.00 FEET;

THENCE SOUTH 32°51’41” WEST 250.08 FEET, ALONG THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID JACKSON STREET TO THE POINT OF BEGINNING AND CONTAINING 1.438 ACRES (62,655 SQUARE FEET) OF LAND. THIS DESCRIPTION IS BASED ON THE LAND TITLE SURVEY AND PLAT PREPARED BY TERRA SURVEYING COMPANY, INC., DATED OCTOBER 18, 2005 TSC PROJECT NUMBER 2350-0502-S.

TRACT IV [BLOCK 381]:

BEING ALL THAT CERTAIN TRACT OR PARCEL CONTAINING 1.436 ACRES (62,540 SQUARE FEET) OF LAND SITUATED IN THE JAMES S. HOLMAN SURVEY, ABSTRACT NUMBER 323, HARRIS COUNTY, TEXAS, AND BEING ALL BLOCK 381, SOUTH SIDE BUFFALO BAYOU, AN UNRECORDED SUBDIVISION IN THE CITY OF HOUSTON, HARRIS COUNTY, TEXAS, CONVEYED TO CHRISTUS HEALTH GULF COAST, RECORDED UNDER CLERK’S FILE NUMBER’S T519203, T519204, T519205, T519206 AND T519207, HARRIS COUNTY, TEXAS, SAID 1.436 ACRES BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: (ALL BEARINGS BASED ON THE CITY OF HOUSTON CENTERLINE REFERENCE SYSTEM AS ESTABLISHED BY FOUND MONUMENTATION AND FURTHER ESTABLISHED BY RECORDED COORDINATE POSITION):

BEGINNING AT A P.K. WITH SHINER STAMPED “TERRA SURVEYING” SET AT THE INTERSECTION OF THE NORTHEASTERLY RIGHT-OF-WAY LINE OF ST. JOSEPH PARKWAY (WIDTH VARIES) AND THE NORTHWESTERLY RIGHT-OF-WAY LINE OF CRAWFORD STREET (80.00 FEET WIDE), AND BEING THE SOUTH CORNER OF SAID BLOCK 381 FROM WHICH THE ORIGINAL SOUTH CORNER OF LOT 1 OF SAID BLOCK 381 BEARS NORTH 57°08’03” WEST 5.00 FEET AND THE CITY OF HOUSTON CENTERLINE REFERENCE MONUMENT NUMBER 287 BEARS SOUTH 32°51’41” WEST 40.00 FEET AND SOUTH 57°08’03” EAST 695.16 FEET;

THENCE NORTH 57°08’03” WEST 250.08 FEET, ALONG THE NORTHEASTERLY RIGHT-OF-WAY LINE OF SAID ST. JOSEPH PARKWAY TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET IN THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF LABRANCH STREET (85.00 FEET WIDE) AND BEING THE WEST CORNER OF THE HEREIN DESCRIBED TRACT FROM WHICH THE ORIGINAL CORNER OF LOT 6 OF SAID BLOCK 381 BEARS NORTH 57°08’03” WEST 5.00 FEET;

THENCE NORTH 32°51’41” EAST 250.08 FEET ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF SAID LABRANCH STREET TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET IN THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF JEFFERSON AVENUE (80.00 FEET WIDE) MARKING THE NORTH CORNER OF THE HEREIN DESCRIBED TRACT FROM WHICH THE ORIGINAL NORTH CORNER OF LOT 10 OF SAID BLOCK 381 BEARS NORTH 57°08’03” WEST 5.00 FEET;

THENCE SOUTH 57°08’03” EAST 250.08 FEET, ALONG THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF SAID JEFFERSON AVENUE TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET IN THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID CRAWFORD STREET MARKING THE EAST CORNER OF THE HEREIN DESCRIBED TRACT FROM WHICH THE ORIGINAL CORNER OF LOT 5 OF SAID BLOCK 381 BEARS NORTH 57°08’03” WEST 5.00 FEET;

THENCE SOUTH 32°51’41” WEST 250.08 FEET, ALONG THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID CRAWFORD STREET TO THE POINT OF BEGINNING AND CONTAINING 1.436 ACRES (62,540 SQUARE FEET) OF LAND. THIS DESCRIPTION IS BASED ON THE LAND TITLE SURVEY AND PLAT PREPARED BY TERRA SURVEYING COMPANY, INC., DATED OCTOBER 18, 2005 TSC PROJECT NUMBER 2350-0502-S.

Exhibit A-22

TRACT V [BLOCK 382]:

BEING ALL THAT CERTAIN TRACT OR PARCEL CONTAINING 1.436 ACRES (62,540 SQUARE FEET) OF LAND SITUATED IN THE JAMES S. HOLMAN SURVEY, ABSTRACT NUMBER 323, HARRIS COUNTY, TEXAS, AND BEING ALL BLOCK 382, SOUTH SIDE BUFFALO BAYOU, AN UNRECORDED SUBDIVISION IN THE CITY OF HOUSTON, HARRIS COUNTY, TEXAS, CONVEYED TO CHRISTUS HEALTH GULF COAST, RECORDED UNDER CLERK’S FILE NUMBER’S T519200, T519201, T519202, AND T519143, HARRIS COUNTY, TEXAS, SAID 1.436 ACRES BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: (ALL BEARINGS BASED ON THE CITY OF HOUSTON CENTERLINE REFERENCE SYSTEM AS ESTABLISHED BY FOUND MONUMENTATION AND FURTHER ESTABLISHED BY RECORDED COORDINATE POSITION):

BEGINNING AT A P.K. WITH SHINER STAMPED “TERRA SURVEYING” SET AT THE INTERSECTION OF THE NORTHEASTERLY RIGHT-OF-WAY LINE OF ST. JOSEPH PARKWAY (80.00 FEET WIDE) AND THE NORTHWESTERLY RIGHT-OF-WAY LINE OF LABRANCH STREET (85.00 FEET WIDE), AND BEING THE SOUTH CORNER OF SAID BLOCK OF THE HEREIN DESCRIBED TRACT;

THENCE NORTH 57°08’03” WEST 250.08 FEET, ALONG THE NORTHEASTERLY RIGHT-OF-WAY LINE OF SAID ST. JOSEPH PARKWAY TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET IN THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF AUSTIN STREET (80.00 FEET WIDE) AND BEING THE WEST CORNER OF SAID BLOCK 382 AND OF THE HEREIN DESCRIBED TRACT;

THENCE NORTH 32°51’41” EAST 250.08 FEET ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF SAID AUSTIN STREET TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET IN THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF JEFFERSON AVENUE (80.00 FEET WIDE) AND BEING THE NORTH CORNER OF SAID BLOCK 382 AND OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 57°08’03” EAST 250.08 FEET, ALONG THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF SAID JEFFERSON AVENUE TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET IN THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID LABRANCH STREET AND BEING THE EAST CORNER OF SAID BLOCK 382 AND OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 32°51’41” WEST 250.08 FEET, ALONG THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID LABRANCH STREET TO THE POINT OF BEGINNING AND CONTAINING 1.436 ACRES (62,540 SQUARE FEET) OF LAND. THIS DESCRIPTION IS BASED ON THE LAND TITLE SURVEY AND PLAT PREPARED BY TERRA SURVEYING COMPANY, INC., DATED OCTOBER 18, 2005 TSC PROJECT NUMBER 2350-0502-S.

TRACT VII [BLOCK 399]:

BEING ALL THAT CERTAIN TRACT OR PARCEL CONTAINING 1.436 ACRES (62,540 SQUARE FEET) OF LAND SITUATED IN THE JAMES S. HOLMAN SURVEY, ABSTRACT NUMBER 323, CITY OF HOUSTON, HARRIS COUNTY, TEXAS, AND BEING ALL OF BLOCK 399, SOUTH SIDE BUFFALO BAYOU, AN UNRECORDED SUBDIVISION, IN THE CITY OF HOUSTON, HARRIS COUNTY, TEXAS, CONVEYED TO CHRISTUS HEALTH GULF COAST RECORDED UNDER CLERK’S FILE NUMBER T519179, HARRIS COUNTY, TEXAS, SAID 1.436 ACRES BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: (ALL BEARINGS BASED ON THE CITY OF HOUSTON CENTERLINE REFERENCE SYSTEM AS ESTABLISHED BY FOUND MONUMENTATION AND FURTHER ESTABLISHED BY RECORDED COORDINATE POSITION):

Exhibit A-22

BEGINNING AT A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET IN THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF ST. JOSEPH PARKWAY (80.00 FEET WIDE) AT THE INTERSECTION OF THE NORTHWESTERLY RIGHT-OF-WAY LINE OF CRAWFORD STREET (76.50 FEET WIDE) AND BEING THE EAST CORNER OF SAID BLOCK 399 AND OF THE HEREIN DESCRIBED TRACT FROM WHICH A CITY OF HOUSTON CENTERLINE REFERENCE MONUMENT NUMBER 287 BEARS NORTH 32°51’41” EAST 40.00 FEET AND SOUTH 57°08’03” EAST 696.66 FEET;

THENCE SOUTH 32°51’41” WEST 250.08 FEET, ALONG THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID CRAWFORD STREET TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET AT THE INTERSECTION OF THE NORTHEASTERLY RIGHT-OF-WAY LINE OF PIERCE AVENUE (80.00 FEET WIDE) AND BEING THE SOUTH CORNER OF SAID BLOCK 399 AND OF THE HEREIN DESCRIBED TRACT;

THENCE NORTH 57°08’03” WEST 250.08 FEET, ALONG THE NORTHEASTERLY RIGHT-OF-WAY LINE OF SAID PIERCE AVENUE TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET AT THE INTERSECTION OF THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF LABRANCH STREET (83.50 FEET WIDE) AND BEING THE WEST CORNER OF SAID BLOCK 399 AND OF THE HEREIN DESCRIBED TRACT;

THENCE NORTH 32°51’41” EAST 250.08 FEET, ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF SAID LABRANCH STREET TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET AT THE INTERSECTION OF THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF SAID ST. JOSEPH PARKWAY AND BEING THE NORTH CORNER OF SAID BLOCK 399 AND OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 57°08’03” EAST 250.08 FEET, ALONG THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF SAID ST. JOSEPH PARKWAY TO THE POINT OF BEGINNING AND CONTAINING 1.436 ACRES (62,540 SQUARE FEET) OF LAND. THIS DESCRIPTION IS BASED ON THE LAND TITLE SURVEY AND PLAT PREPARED BY TERRA SURVEYING COMPANY, INC., DATED OCTOBER 18, 2005 TSC PROJECT NUMBER 2350-0502-S.

TRACT VIII [BLOCK 401]:

BEING ALL THAT CERTAIN TRACT OR PARCEL CONTAINING 1.459 ACRES (63,540 SQUARE FEET) OF LAND SITUATED IN THE JAMES S. HOLMAN SURVEY, ABSTRACT NUMBER 323, CITY OF HOUSTON, HARRIS COUNTY, TEXAS, AND BEING ALL OF BLOCK 401, SOUTH SIDE BUFFALO BAYOU, AN UNRECORDED SUBDIVISION, IN THE CITY OF HOUSTON, HARRIS COUNTY, TEXAS, CONVEYED TO CHRISTUS HEALTH GULF COAST RECORDED UNDER CLERK’S FILE NUMBER’S T519160, T519164, T519161, T519162, T519165, AND T519163, HARRIS COUNTY, TEXAS, SAID 1.459 ACRES BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: (ALL BEARINGS BASED ON THE CITY OF HOUSTON CENTERLINE REFERENCE SYSTEM AS ESTABLISHED BY FOUND MONUMENTATION AND FURTHER ESTABLISHED BY RECORDED COORDINATE POSITION):

BEGINNING AT A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET IN THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF ST. JOSEPH PARKWAY (76.00 FEET WIDE) AT THE INTERSECTION OF THE NORTHWESTERLY RIGHT-OF-WAY LINE OF AUSTIN STREET (80.00 FEET WIDE) AND BEING THE EAST CORNER OF SAID BLOCK 401 AND OF THE HEREIN DESCRIBED TRACT FROM WHICH A CITY OF HOUSTON CENTERLINE REFERENCE MONUMENT NUMBER 287 BEARS NORTH 32°51’41” EAST 36.00 FEET AND SOUTH 57°08’03” EAST 1,360.31 FEET;

THENCE SOUTH 32°51’41” WEST 254.08 FEET, ALONG THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID AUSTIN STREET TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET AT THE INTERSECTION OF THE NORTHEASTERLY RIGHT-OF-WAY LINE OF PIERCE AVENUE (80.00 FEET WIDE) AND BEING THE SOUTH CORNER OF SAID BLOCK 401 AND OF THE HEREIN DESCRIBED TRACT;

Exhibit A-22

THENCE NORTH 57°08’03” WEST 250.08 FEET, ALONG THE NORTHEASTERLY RIGHT-OF-WAY LINE OF SAID PIERCE AVENUE TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET AT THE INTERSECTION OF THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF CAROLINE STREET (80.00 FEET WIDE) AND BEING THE WEST CORNER OF SAID BLOCK 401 AND OF THE HEREIN DESCRIBED TRACT;

THENCE NORTH 32°51’41” EAST 254.08 FEET, ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF SAID CAROLINE STREET TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET AT THE INTERSECTION OF THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF SAID ST. JOSEPH PARKWAY AND BEING THE NORTH CORNER OF SAID BLOCK 401 AND OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 57°08’03” EAST 250.08 FEET, ALONG THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF SAID ST. JOSEPH PARKWAY TO THE POINT OF BEGINNING AND CONTAINING 1.459 ACRES (63,540 SQUARE FEET) OF LAND. THIS DESCRIPTION IS BASED ON THE LAND TITLE SURVEY AND PLAT PREPARED BY TERRA SURVEYING COMPANY, INC., DATED OCTOBER 18, 2005 TSC PROJECT NUMBER 2350-0502-S.

TRACT IX [BLOCK 400]:

BEING ALL THAT CERTAIN TRACT OR PARCEL CONTAINING 0.6135 ACRE (26,725 SQUARE FEET) OF LAND SITUATED IN THE JAMES S. HOLMAN SURVEY, ABSTRACT NUMBER 323, CITY OF HOUSTON, HARRIS COUNTY, TEXAS, AND BEING ALL OF LOTS 8, 9, 10 AND 11, AND PART OF LOTS 2, 3, 4, 5, 7 AND 12, BLOCK 400, SOUTH SIDE BUFFALO BAYOU, AN UNRECORDED SUBDIVISION, IN THE CITY OF HOUSTON, HARRIS COUNTY, TEXAS; AND BEING ALL OF THOSE CERTAIN TRACTS OF LAND CONVEYED TO CHRISTUS HEALTH GULF COAST RECORDED UNDER CLERK’S FILE NUMBER’S T519149, T519150, T519158 AND T519159, HARRIS COUNTY, TEXAS, AND A PORTION OF THOSE CERTAIN TRACTS OF LAND CONVEYED TO CHRISTUS HEALTH GULF COAST RECORDED UNDER CLERK’S FILE NUMBER’S T519151, T519152, T519153, T519154, T519155 AND T519157; SAID 0.6135 ACRE BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: (ALL BEARINGS BASED ON THE CITY OF HOUSTON CENTERLINE REFERENCE SYSTEM AS ESTABLISHED BY FOUND MONUMENTATION AND FURTHER ESTABLISHED BY RECORDED COORDINATE POSITION):

COMMENCING AT A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET IN THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF ST. JOSEPH PARKWAY (80.00 FEET WIDE) AT THE INTERSECTION OF THE NORTHWESTERLY RIGHT-OF-WAY LINE OF LABRANCH STREET (83.50 FEET WIDE) AND BEING THE EAST CORNER OF SAID BLOCK 400 FROM WHICH A CITY OF HOUSTON CENTERLINE REFERENCE MONUMENT NUMBER 287 BEARS NORTH 32°51’41” EAST 40.00 FEET AND SOUTH 57°08’03” EAST 1,030.23 FEET;

THENCE NORTH 57°08’03” EAST 84.45 FEET, ALONG THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF SAID ST. JOSEPH PARKWAY TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET MARKING THE EAST CORNER AND POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 32°55’12” WEST 147.63 FEET, TO AN “X” CUT IN THE BACK OF A CONCRETE CURB SET MARKING THE POINT OF CURVATURE OF A CURVE TO THE RIGHT;

THENCE IN A WESTERLY DIRECTION 21.96 FEET, ALONG THE BACK OF SAID CONCRETE CURB AND THE ARC OF SAID CURVE TO THE RIGHT, HAVING A RADIUS OF 14.00 FEET, A CENTRAL ANGLE OF 89°53’03” AND A CHORD WHICH BEARS SOUTH 77°51’43” WEST 19.78 FEET TO AN “X” CUT IN THE BACK OF SAID CURB SET MARKING THE POINT OF TANGENCY;

Exhibit A-22

THENCE NORTH 57°11’45” WEST 151.49 FEET, ALONG THE BACK OF SAID CONCRETE CURB TO AN “X” CUT IN THE BACK OF SAID CURB SET IN THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF AUSTIN STREET (80.00 FEET WIDE) AND MARKING THE WEST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE NORTH 32°51’41” EAST 161.78, ALONG SAID SOUTHEASTERLY RIGHT-OF-WAY LINE 161.78 FEET TO A PK NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET AT THE INTERSECTION OF THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF SAID ST. JOSEPH PARKWAY MARKING THE NORTH CORNER OF SAID BLOCK 400 AND THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 57°08’03” EAST 165.62 FEET, ALONG THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF SAID ST. JOSEPH PARKWAY TO THE POINT OF BEGINNING AND CONTAINING 0.6135 ACRE (26,725 SQUARE FEET) OF LAND. THIS DESCRIPTION IS BASED ON THE LAND TITLE SURVEY AND PLAT PREPARED BY TERRA SURVEYING COMPANY, INC., DATED OCTOBER 18, 2005 TSC PROJECT NUMBER 2350-0502-S.

TRACT X [BLOCK 383]:

BEING ALL THAT CERTAIN TRACT OR PARCEL CONTAINING 1.436 ACRES (62,540 SQUARE FEET) OF LAND SITUATED IN THE JAMES S. HOLMAN SURVEY, ABSTRACT NUMBER 323, HARRIS COUNTY, TEXAS, AND BEING ALL BLOCK 383, SOUTH SIDE BUFFALO BAYOU, AN UNRECORDED SUBDIVISION IN THE CITY OF HOUSTON, HARRIS COUNTY, TEXAS, CONVEYED TO CHRISTUS HEALTH GULF COAST, RECORDED UNDER CLERK’S FILE NUMBER’S T519193, T519194, T519195, T519196, T519197, T519198, AND T519199, HARRIS COUNTY, TEXAS, SAID 1.436 ACRES BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: (ALL BEARINGS BASED ON THE CITY OF HOUSTON CENTERLINE REFERENCE SYSTEM AS ESTABLISHED BY FOUND MONUMENTATION AND FURTHER ESTABLISHED BY RECORDED COORDINATE POSITION):

BEGINNING AT A P.K. WITH SHINER STAMPED “TERRA SURVEYING” SET AT THE INTERSECTION OF THE NORTHEASTERLY RIGHT-OF-WAY LINE OF ST. JOSEPH PARKWAY (76.00 FEET WIDE) AND THE NORTHWESTERLY RIGHT-OF-WAY LINE OF AUSTIN STREET (80.00 FEET WIDE), AND BEING THE SOUTH CORNER OF SAID BLOCK 383 AND OF THE HEREIN DESCRIBED TRACT;

THENCE NORTH 57°08’03” WEST 250.08 FEET, ALONG THE NORTHEASTERLY RIGHT-OF-WAY LINE OF SAID ST. JOSEPH PARKWAY TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET IN THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF CAROLINE STREET (77.50 FEET WIDE) AND BEING THE WEST CORNER OF SAID BLOCK 383 AND OF THE HEREIN DESCRIBED;

THENCE NORTH 32°51’41” EAST 250.08 FEET ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF SAID CAROLINE STREET TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET IN THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF JEFFERSON AVENUE (80.00 FEET WIDE) AND BEING THE NORTH CORNER OF SAID BLOCK 383 AND OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 57°08’03” EAST 250.08 FEET, ALONG THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF SAID JEFFERSON AVENUE TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET IN THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID AUSTIN STREET AND BEING THE EAST CORNER OF SAID BLOCK 383 AND OF THE HEREIN DESCRIBED TRACT;

Exhibit A-22

THENCE SOUTH 32°51’41” WEST 250.08 FEET, ALONG THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID AUSTIN STREET TO THE POINT OF BEGINNING AND CONTAINING 1.436 ACRES (62,540 SQUARE FEET) OF LAND. THIS DESCRIPTION IS BASED ON THE LAND TITLE SURVEY AND PLAT PREPARED BY TERRA SURVEYING COMPANY, INC., DATED OCTOBER 18, 2005 TSC PROJECT NUMBER 2350-0502-S.

Exhibit A-22

Exhibit A-23

Legal Description - St. Luke’s Land

(5& 6) St. Luke’s Medical Center

Phoenix, Maricopa County, Arizona

PARCEL 1:

LOT 1, ST. LUKE’S MEDICAL OFFICE ADDITION AMENDED, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY ARIZONA, RECORDED IN BOOK 1019 OF MAPS, PAGE 18;

EXCEPT THE FOLLOWING DESCRIBED PROPERTY:

THAT PART OF LOT 1, ST. LUKE’S MEDICAL OFFICE ADDITION AMENDED, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY ARIZONA, RECORDED IN BOOK 1019 OF MAPS, PAGE 18, DESCRIBED AS FOLLOWS:

THAT PORTION OF THE SOUTHWEST QUARTER OF SECTION 3, TOWNSHIP 1 NORTH, RANGE 3 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY ARIZONA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTH QUARTER CORNER OF SAID SECTION 3;

THENCE NORTH 89 DEGREES 52 MINUTES 30 SECONDS WEST, ALONG THE SOUTH LINE OF SAID SECTION 3, ALSO BEING THE MONUMENT LINE OF VAN BUREN STREET, 1339.94 FEET;

THENCE NORTH 00 DEGREES 02 MINUTES 51 SECONDS WEST, DEPARTING SAID SOUTH LINE, ALONG THE MONUMENT LINE OF 18TH STREET, 1246.25 FEET;

THENCE NORTH 89 DEGREES 57 MINUTES 09 SECONDS EAST, DEPARTING SAID MONUMENT LINE OF 18TH STREET, 8.35 FEET TO THE POINT OF BEGINNING;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 17.89 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 3.03 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 64.00 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 3.03 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS WEST 8.75 FEET;

THENCE NORTH 45 MINUTES 00 MINUTES 00 SECONDS EAST, 19.06 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS WEST; 2.00 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 143.00 FEET;

Exhibit A-23

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 2.00 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 18.93 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 8.75 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 3.03 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 82.00 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 3.03 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 2.89 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 155.93 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS WEST 3.00 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 25.06 FEET TO THE POINT OF BEGINNING; AND

EXCEPT THE FOLLOWING DESCRIBED PROPERTY:

THAT PORTION OF LOT 1, FINAL PLAT OF ST. LUKE’S MEDICAL OFFICE ADDITION AMENDED, AS RECORDED IN BOOK 1019 OF MAPS, PAGE 18, RECORDED IN MARICOPA COUNTY ARIZONA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A CITY OF PHOENIX BRASS CAP IN HAND HOLE MARKING THE SOUTH QUARTER CORNER OF SECTION 3, TOWNSHIP 1 NORTH, RANGE 3 EAST OF THE GILA AND SALT RIVER MERIDIAN;

THENCE ALONG THE SOUTH LINE OF SAID SECTION 3, ALSO BEING THE MONUMENT LINE OF VAN BUREN STREET, NORTH 89 DEGREES 52 MINUTES 30 SECONDS WEST, 1339.94 FEET TO A POINT, FROM WHICH A CITY OF PHOENIX BRASS CAP IN HAND HOLE BEARS NORTH 89 DEGREES 52 MINUTES 30 SECONDS WEST, 0.43 FEET;

THENCE LEAVING SAID LINE, ALONG THE CENTERLINE OF 18TH STREET, NORTH 00 DEGREES 02 MINUTES 50 SECONDS WEST, A DISTANCE OF 481.22 FEET;

THENCE LEAVING SAID CENTERLINE NORTH 89 DEGREES 57 MINUTES 01 SECONDS, EAST 30.00 FEET TO THE EAST RIGHT OF WAY LINE OF SAID 18TH STREET;

THENCE CONTINUING NORTH 89 DEGREES 57 MINUTES 01 SECONDS EAST, 599.74 FEET TO THE WEST RIGHT OF WAY LINE OF 19TH STREET;

THENCE ALONG SAID RIGHT OF WAY LINE SOUTH 00 DEGREES 02 MINUTES 56 SECONDS EAST 30.00 FEET TO THE POINT OF BEGINNING;

THENCE CONTINUING ALONG SAID RIGHT OF WAY LINE SOUTH 00 DEGREES 02 MINUTES 56 SECONDS EAST, 383.70 FEET TO AN ANGLE POINT IN THE PROPERTY LINE OF SAID LOT 1;

Exhibit A-23

THENCE ALONG SAID PROPERTY LINE SOUTH 45 DEGREES 02 MINUTES 45 SECONDS WEST, 29.63 FEET TO AN ANGLE POINT IN THE PROPERTY LINE OF SAID LOT 1, AND THE NORTH RIGHT OF WAY LINE OF VAN BUREN STREET;

THENCE ALONG SAID RIGHT OF WAY LINE NORTH 89 DEGREES 51 MINUTES 15 SECONDS WEST, 279.02 FEET TO A LINE PARALLEL WITH AND 300.00 FEET WEST OF THE EAST LINE OF SAID LOT 1;

THENCE ALONG SAID PARALLEL LINE NORTH 00 DEGREES 02 MINUTES 56 SECONDS WEST, 403.66 FEET;

THENCE NORTH 89 DEGREES 57 MINUTES 01 SECONDS EAST, 300.00 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

THAT PART OF LOT 1, ST. LUKE’S MEDICAL OFFICE ADDITION AMENDED, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY ARIZONA, RECORDED IN BOOK 1019 OF MAPS, PAGE 18, DESCRIBED AS FOLLOWS:

THAT PORTION OF THE SOUTHWEST QUARTER OF SECTION 3, TOWNSHIP 1 NORTH, RANGE 3 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY ARIZONA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTH QUARTER CORNER OF SAID SECTION 3;

THENCE NORTH 89 DEGREES 52 MINUTES 30 SECONDS WEST, ALONG THE SOUTH LINE OF SAID SECTION 3, ALSO BEING THE MONUMENT LINE OF VAN BUREN STREET, 1339.94 FEET;

THENCE NORTH 00 DEGREES 02 MINUTES 51 SECONDS WEST, DEPARTING SAID SOUTH LINE, ALONG THE MONUMENT LINE OF 18TH STREET, 1246.25 FEET;

THENCE NORTH 89 DEGREES 57 MINUTES 09 SECONDS EAST, DEPARTING SAID MONUMENT LINE OF 18TH STREET, 8.35 FEET TO THE POINT OF BEGINNING;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 17.89 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 3.03 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 64.00 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 3.03 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS WEST 8.75 FEET;

THENCE NORTH 45 MINUTES 00 MINUTES 00 SECONDS EAST, 19.06 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS WEST; 2.00 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 143.00 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 2.00 FEET;

Exhibit A-23

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 18.93 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 8.75 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 3.03 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 82.00 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 3.03 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 2.89 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 155.93 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS WEST 3.00 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 25.06 FEET TO THE POINT OF BEGINNING; AND

EXCEPT THE IMPROVEMENTS LOCATED THEREON.

PARCEL 3:

THAT PORTION OF LOT 1, FINAL PLAT OF ST. LUKE’S MEDICAL OFFICE ADDITION AMENDED, AS RECORDED IN BOOK 1019 OF MAPS, PAGE 18, RECORDED IN MARICOPA COUNTY ARIZONA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A CITY OF PHOENIX BRASS CAP IN HAND HOLE MARKING THE SOUTH QUARTER CORNER OF SECTION 3, TOWNSHIP 1 NORTH, RANGE 3 EAST OF THE GILA AND SALT RIVER MERIDIAN;

THENCE ALONG THE SOUTH LINE OF SAID SECTION 3, ALSO BEING THE MONUMENT LINE OF VAN BUREN STREET, NORTH 89 DEGREES 52 MINUTES 30 SECONDS WEST, 1339.94 FEET TO A POINT, FROM WHICH A CITY OF PHOENIX BRASS CAP IN HAND HOLE BEARS NORTH 89 DEGREES 52 MINUTES 30 SECONDS WEST, 0.43 FEET;

THENCE LEAVING SAID LINE, ALONG THE CENTERLINE OF 18TH STREET, NORTH 00 DEGREES 02 MINUTES 50 SECONDS WEST, A DISTANCE OF 481.22 FEET;

THENCE LEAVING SAID CENTERLINE NORTH 89 DEGREES 57 MINUTES 01 SECONDS, EAST 30.00 FEET TO THE EAST RIGHT OF WAY LINE OF SAID 18TH STREET;

THENCE CONTINUING NORTH 89 DEGREES 57 MINUTES 01 SECONDS EAST, 599.74 FEET TO THE WEST RIGHT OF WAY LINE OF 19TH STREET;

THENCE ALONG SAID RIGHT OF WAY LINE SOUTH 00 DEGREES 02 MINUTES 56 SECONDS EAST 30.00 FEET TO THE POINT OF BEGINNING;

THENCE CONTINUING ALONG SAID RIGHT OF WAY LINE SOUTH 00 DEGREES 02 MINUTES 56 SECONDS EAST, 383.70 FEET TO AN ANGLE POINT IN THE PROPERTY LINE OF SAID LOT 1;

Exhibit A-23

THENCE ALONG SAID PROPERTY LINE SOUTH 45 DEGREES 02 MINUTES 45 SECONDS WEST, 29.63 FEET TO AN ANGLE POINT IN THE PROPERTY LINE OF SAID LOT 1, AND THE NORTH RIGHT OF WAY LINE OF VAN BUREN STREET;

THENCE ALONG SAID RIGHT OF WAY LINE NORTH 89 DEGREES 51 MINUTES 15 SECONDS WEST, 279.02 FEET TO A LINE PARALLEL WITH AND 300.00 FEET WEST OF THE EAST LINE OF SAID LOT 1;

THENCE ALONG SAID PARALLEL LINE NORTH 00 DEGREES 02 MINUTES 56 SECONDS WEST, 403.66 FEET;

THENCE NORTH 89 DEGREES 57 MINUTES 01 SECONDS EAST, 300.00 FEET TO THE POINT OF BEGINNING.

EXCEPT THE IMPROVEMENTS LOCATED THEREON.

PARCEL 5:

LOT 2, ST. LUKE’S MEDICAL OFFICE ADDITION AMENDED, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY ARIZONA, RECORDED IN BOOK 1019 OF MAPS, PAGE 18.

NOTE: St. Luke’s Medical Center and the Behavorial Center are within the same acreage and cannot be deeded separately; therefore, the legal description above is used for both properties.

Exhibit A-23

Exhibit A-24

Legal Description - St. Luke’s Behavioral Land

(5& 6) St. Luke’s Medical Center

Phoenix, Maricopa County, Arizona

PARCEL 1:

LOT 1, ST. LUKE’S MEDICAL OFFICE ADDITION AMENDED, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY ARIZONA, RECORDED IN BOOK 1019 OF MAPS, PAGE 18;

EXCEPT THE FOLLOWING DESCRIBED PROPERTY:

THAT PART OF LOT 1, ST. LUKE’S MEDICAL OFFICE ADDITION AMENDED, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY ARIZONA, RECORDED IN BOOK 1019 OF MAPS, PAGE 18, DESCRIBED AS FOLLOWS:

THAT PORTION OF THE SOUTHWEST QUARTER OF SECTION 3, TOWNSHIP 1 NORTH, RANGE 3 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY ARIZONA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTH QUARTER CORNER OF SAID SECTION 3;

THENCE NORTH 89 DEGREES 52 MINUTES 30 SECONDS WEST, ALONG THE SOUTH LINE OF SAID SECTION 3, ALSO BEING THE MONUMENT LINE OF VAN BUREN STREET, 1339.94 FEET;

THENCE NORTH 00 DEGREES 02 MINUTES 51 SECONDS WEST, DEPARTING SAID SOUTH LINE, ALONG THE MONUMENT LINE OF 18TH STREET, 1246.25 FEET;

THENCE NORTH 89 DEGREES 57 MINUTES 09 SECONDS EAST, DEPARTING SAID MONUMENT LINE OF 18TH STREET, 8.35 FEET TO THE POINT OF BEGINNING;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 17.89 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 3.03 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 64.00 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 3.03 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS WEST 8.75 FEET;

THENCE NORTH 45 MINUTES 00 MINUTES 00 SECONDS EAST, 19.06 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS WEST; 2.00 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 143.00 FEET;

Exhibit A-24

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 2.00 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 18.93 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 8.75 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 3.03 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 82.00 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 3.03 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 2.89 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 155.93 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS WEST 3.00 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 25.06 FEET TO THE POINT OF BEGINNING; AND

EXCEPT THE FOLLOWING DESCRIBED PROPERTY:

THAT PORTION OF LOT 1, FINAL PLAT OF ST. LUKE’S MEDICAL OFFICE ADDITION AMENDED, AS RECORDED IN BOOK 1019 OF MAPS, PAGE 18, RECORDED IN MARICOPA COUNTY ARIZONA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A CITY OF PHOENIX BRASS CAP IN HAND HOLE MARKING THE SOUTH QUARTER CORNER OF SECTION 3, TOWNSHIP 1 NORTH, RANGE 3 EAST OF THE GILA AND SALT RIVER MERIDIAN;

THENCE ALONG THE SOUTH LINE OF SAID SECTION 3, ALSO BEING THE MONUMENT LINE OF VAN BUREN STREET, NORTH 89 DEGREES 52 MINUTES 30 SECONDS WEST, 1339.94 FEET TO A POINT, FROM WHICH A CITY OF PHOENIX BRASS CAP IN HAND HOLE BEARS NORTH 89 DEGREES 52 MINUTES 30 SECONDS WEST, 0.43 FEET;

THENCE LEAVING SAID LINE, ALONG THE CENTERLINE OF 18TH STREET, NORTH 00 DEGREES 02 MINUTES 50 SECONDS WEST, A DISTANCE OF 481.22 FEET;

THENCE LEAVING SAID CENTERLINE NORTH 89 DEGREES 57 MINUTES 01 SECONDS, EAST 30.00 FEET TO THE EAST RIGHT OF WAY LINE OF SAID 18TH STREET;

THENCE CONTINUING NORTH 89 DEGREES 57 MINUTES 01 SECONDS EAST, 599.74 FEET TO THE WEST RIGHT OF WAY LINE OF 19TH STREET;

THENCE ALONG SAID RIGHT OF WAY LINE SOUTH 00 DEGREES 02 MINUTES 56 SECONDS EAST 30.00 FEET TO THE POINT OF BEGINNING;

THENCE CONTINUING ALONG SAID RIGHT OF WAY LINE SOUTH 00 DEGREES 02 MINUTES 56 SECONDS EAST, 383.70 FEET TO AN ANGLE POINT IN THE PROPERTY LINE OF SAID LOT 1;

Exhibit A-24

THENCE ALONG SAID PROPERTY LINE SOUTH 45 DEGREES 02 MINUTES 45 SECONDS WEST, 29.63 FEET TO AN ANGLE POINT IN THE PROPERTY LINE OF SAID LOT 1, AND THE NORTH RIGHT OF WAY LINE OF VAN BUREN STREET;

THENCE ALONG SAID RIGHT OF WAY LINE NORTH 89 DEGREES 51 MINUTES 15 SECONDS WEST, 279.02 FEET TO A LINE PARALLEL WITH AND 300.00 FEET WEST OF THE EAST LINE OF SAID LOT 1;

THENCE ALONG SAID PARALLEL LINE NORTH 00 DEGREES 02 MINUTES 56 SECONDS WEST, 403.66 FEET;

THENCE NORTH 89 DEGREES 57 MINUTES 01 SECONDS EAST, 300.00 FEET TO THE POINT OF BEGINNING.

PARCEL 2:

THAT PART OF LOT 1, ST. LUKE’S MEDICAL OFFICE ADDITION AMENDED, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY ARIZONA, RECORDED IN BOOK 1019 OF MAPS, PAGE 18, DESCRIBED AS FOLLOWS:

THAT PORTION OF THE SOUTHWEST QUARTER OF SECTION 3, TOWNSHIP 1 NORTH, RANGE 3 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY ARIZONA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTH QUARTER CORNER OF SAID SECTION 3;

THENCE NORTH 89 DEGREES 52 MINUTES 30 SECONDS WEST, ALONG THE SOUTH LINE OF SAID SECTION 3, ALSO BEING THE MONUMENT LINE OF VAN BUREN STREET, 1339.94 FEET;

THENCE NORTH 00 DEGREES 02 MINUTES 51 SECONDS WEST, DEPARTING SAID SOUTH LINE, ALONG THE MONUMENT LINE OF 18TH STREET, 1246.25 FEET;

THENCE NORTH 89 DEGREES 57 MINUTES 09 SECONDS EAST, DEPARTING SAID MONUMENT LINE OF 18TH STREET, 8.35 FEET TO THE POINT OF BEGINNING;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 17.89 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 3.03 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 64.00 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 3.03 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS WEST 8.75 FEET;

THENCE NORTH 45 MINUTES 00 MINUTES 00 SECONDS EAST, 19.06 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS WEST; 2.00 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 143.00 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 2.00 FEET;

Exhibit A-24

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 18.93 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 8.75 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 3.03 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 82.00 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 3.03 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS EAST, 2.89 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 155.93 FEET;

THENCE NORTH 45 DEGREES 00 MINUTES 00 SECONDS WEST 3.00 FEET;

THENCE SOUTH 45 DEGREES 00 MINUTES 00 SECONDS WEST, 25.06 FEET TO THE POINT OF BEGINNING; AND

EXCEPT THE IMPROVEMENTS LOCATED THEREON.

PARCEL 3:

THAT PORTION OF LOT 1, FINAL PLAT OF ST. LUKE’S MEDICAL OFFICE ADDITION AMENDED, AS RECORDED IN BOOK 1019 OF MAPS, PAGE 18, RECORDED IN MARICOPA COUNTY ARIZONA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A CITY OF PHOENIX BRASS CAP IN HAND HOLE MARKING THE SOUTH QUARTER CORNER OF SECTION 3, TOWNSHIP 1 NORTH, RANGE 3 EAST OF THE GILA AND SALT RIVER MERIDIAN;

THENCE ALONG THE SOUTH LINE OF SAID SECTION 3, ALSO BEING THE MONUMENT LINE OF VAN BUREN STREET, NORTH 89 DEGREES 52 MINUTES 30 SECONDS WEST, 1339.94 FEET TO A POINT, FROM WHICH A CITY OF PHOENIX BRASS CAP IN HAND HOLE BEARS NORTH 89 DEGREES 52 MINUTES 30 SECONDS WEST, 0.43 FEET;

THENCE LEAVING SAID LINE, ALONG THE CENTERLINE OF 18TH STREET, NORTH 00 DEGREES 02 MINUTES 50 SECONDS WEST, A DISTANCE OF 481.22 FEET;

THENCE LEAVING SAID CENTERLINE NORTH 89 DEGREES 57 MINUTES 01 SECONDS, EAST 30.00 FEET TO THE EAST RIGHT OF WAY LINE OF SAID 18TH STREET;

THENCE CONTINUING NORTH 89 DEGREES 57 MINUTES 01 SECONDS EAST, 599.74 FEET TO THE WEST RIGHT OF WAY LINE OF 19TH STREET;

THENCE ALONG SAID RIGHT OF WAY LINE SOUTH 00 DEGREES 02 MINUTES 56 SECONDS EAST 30.00 FEET TO THE POINT OF BEGINNING;

THENCE CONTINUING ALONG SAID RIGHT OF WAY LINE SOUTH 00 DEGREES 02 MINUTES 56 SECONDS EAST, 383.70 FEET TO AN ANGLE POINT IN THE PROPERTY LINE OF SAID LOT 1;

Exhibit A-24

THENCE ALONG SAID PROPERTY LINE SOUTH 45 DEGREES 02 MINUTES 45 SECONDS WEST, 29.63 FEET TO AN ANGLE POINT IN THE PROPERTY LINE OF SAID LOT 1, AND THE NORTH RIGHT OF WAY LINE OF VAN BUREN STREET;

THENCE ALONG SAID RIGHT OF WAY LINE NORTH 89 DEGREES 51 MINUTES 15 SECONDS WEST, 279.02 FEET TO A LINE PARALLEL WITH AND 300.00 FEET WEST OF THE EAST LINE OF SAID LOT 1;

THENCE ALONG SAID PARALLEL LINE NORTH 00 DEGREES 02 MINUTES 56 SECONDS WEST, 403.66 FEET;

THENCE NORTH 89 DEGREES 57 MINUTES 01 SECONDS EAST, 300.00 FEET TO THE POINT OF BEGINNING.

EXCEPT THE IMPROVEMENTS LOCATED THEREON.

PARCEL 5:

LOT 2, ST. LUKE’S MEDICAL OFFICE ADDITION AMENDED, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY ARIZONA, RECORDED IN BOOK 1019 OF MAPS, PAGE 18.

NOTE: St. Luke’s Medical Center and the Behavorial Center are within the same acreage and cannot be deeded separately; therefore, the legal description above is used for both properties.

Exhibit A-24

Exhibit A-25

Legal Description - Tempe Land

(9) Tempe St. Luke’s Hospital

Tempe, Maricopa County, Arizona

PARCEL 1:

LOT 1, OF TEMPE ST. LUKE’S HOSPITAL, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY ARIZONA, RECORDED AS BOOK 497 OF MAPS, PAGE 4.

PARCEL 2:

LOT 2, OF TEMPE ST. LUKE’S HOSPITAL, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY ARIZONA, RECORDED AS BOOK 497 OF MAPS, PAGE 4;

LESS AND EXCEPT THE IMPROVEMENTS LOCATED THEREON CONVEYED BY DEED RECORDED AS 2000-143988 OF OFFICIAL RECORDS.

Exhibit A-25

Exhibit A-26

Legal Description - Wadley Land

(1) Wadley Regional Medical Center

Hope, Hempstead, Arkansas

PARCEL 1:

A TRACT OF LAND BEING PART OF THE SE 1/4 OF THE NE 1/4 OF SECTION 4, TOWNSHIP 13 SOUTH, RANGE 24 WEST, IN THE CITY OF HOPE, HEMPSTEAD COUNTY, ARKANSAS AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT A FOUND RAILROAD SPIKE, BEING THE SW CORNER OF THE ABOVE SAID SE 1/4 OF THE NE 1/4; THENCE NORTH 89 DEGREES 42 MINUTES 03 SECONDS EAST, 38.18 FEET TO THE EAST RIGHT-OF-WAY LINE OF ARKANSAS STATE HIGHWAY 29; THENCE NORTH 00 DEGREES 40 MINUTES 24 SECONDS WEST, ALONG THE SAID EAST RIGHT-OF-WAY LINE OF ARKANSAS HIGHWAY 29, 947.41 FEET TO THE NORTHWEST CORNER OF BLOCK “H”, BOOSTERS ADDITION TO THE CITY OF HOPE AND THE POINT OF BEGINNING, SAID POINT OF BEGINNING ALSO BEING THE INTERSECTION OF THE SOUTH RIGHT-OF-WAY OF 20TH STREET AND WEST RIGHT-OF-WAY LINE OF ARKANSAS HIGHWAY 29; THENCE SOUTH 89 DEGREES 07 MINUTES 03 SECONDS EAST, ALONG THE SAID SOUTH RIGHT-OF-WAY LINE OF 20TH STREET, 1326.36 FEET TO A POINT ON THE EAST LINE OF THE ABOVE SAID SE 1/4 OF THE NE 1/4 OF SECTION 4, THENCE SOUTH 00 DEGREES 08 MINUTES 59 SECONDS WEST, ALONG THE EAST LINE OF THE ABOVE-SAID SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 4, 598.49 FEET; THENCE SOUTH 89 DEGREES 45 MINUTES 24 SECONDS WEST, 391.43 FEET TO THE NORTHWEST CORNER OF A TRACT OF LAND DESCRIBED IN DEED RECORD BOOK 335, PAGE 9 OF THE DEED RECORDS OF HEMPSTEAD COUNTY, ARKANSAS; THENCE SOUTH 00 DEGREES 26 MINUTES 00 SECONDS EAST ALONG THE WEST LINE OF THE ABOVE SAID TRACT, 291.44 FEET TO THE NORTH RIGHT-OF-WAY LINE OF 23RD STREET; THENCE ALONG THE NORTH RIGHT-OF-WAY LINE OF 23RD STREET THE FOLLOWING COURSES AND DISTANCES, SOUTH 89 DEGREES 42 MINUTES 03 SECONDS WEST, 85.08 FEET; THENCE SOUTH 89 DEGREES 07 MINUTES 46 SECONDS WEST, 58.06 FEET; THENCE SOUTH 86 DEGREES 33 MINUTES 27 SECONDS WEST, 203.10 FEET; THENCE SOUTH 84 DEGREES 01 MINUTE 01 SECOND WEST, 15.76 FEET TO THE EAST LINE OF A TRACT OF LAND DESCRIBED IN DEED RECORD BOOK 439, PAGE 671 OF THE DEED RECORDS OF HEMPSTEAD COUNTY, ARKANSAS; THENCE NORTH 00 DEGREES 29 MINUTES 10 SECONDS WEST, ALONG THE ABOVE SAID TRACT, 319.27 FEET; THENCE NORTH 89 DEGREES, 37 MINUTES 49 SECONDS WEST, 166.84 FEET TO THE SOUTHEAST CORNER OF A TRACT OF LAND DESCRIBED IN DEED RECORD BOOK 443, PAGE 647 OF THE DEED RECORDS OF HEMPSTEAD COUNTY, ARKANSAS; THENCE NORTH 00 DEGREES 00 MINUTES 50 SECONDS WEST ALONG THE EAST LINE OF THE ABOVE SAID TRACT, 292.60 FEET; THENCE SOUTH 89 DEGREES 43 MINUTES 17 SECONDS WEST, ALONG THE NORTH LINE OF THE ABOVE-SAID TRACT, 400.55 FEET TO THE EAST RIGHT-OF-WAY LINE OF ARKANSAS HIGHWAY 29; THENCE NORTH 00 DEGREES 40 MINUTES 24 SECONDS WEST ALONG THE SAID EAST RIGHT-OF-WAY LINE, 316.22 FEET TO THE POINT OF BEGINNING. SAVE AND EXCEPT AND EXCLUDING THEREFROM THE FOLLOWING DESCRIBED PROPERTY: BEGINNING AT A FOUND CONCRETE MONUMENT AT THE NORTHWEST CORNER OF A TRACT OF LAND DESCRIBED IN DEED RECORD BOOK 335, PAGE 9, OF THE DEED RECORDS OF HEMPSTEAD COUNTY, ARKANSAS; THENCE SOUTH 00 DEGREES 26 MINUTES 00 SECONDS EAST ALONG THE WEST LINE OF THE ABOVE SAID TRACT, 291.44 FEET TO THE NORTH RIGHT-OF-WAY LINE OF 23RD STREET; THENCE ALONG THE NORTH RIGHT-OF-WAY LINE OF 23RD STREET THE FOLLOWING COURSES AND DISTANCES, SOUTH 89 DEGREES 42 MINUTES 03 SECONDS WEST, 85.08 FEET; THENCE SOUTH 89 DEGREES 07 MINUTES 46 SECONDS WEST, 58.06 FEET; THENCE SOUTH 86 DEGREES 33 MINUTES 27 SECONDS WEST, 203.10 FEET; THENCE SOUTH 84 DEGREES 01 MINUTE 01 SECOND WEST, 15.76 FEET TO THE EAST LINE OF A TRACT OF LAND DESCRIBED IN DEED RECORD BOOK 439, PAGE 671 OF THE DEED RECORDS OF HEMPSTEAD COUNTY,

Exhibit A-26

ARKANSAS; THENCE NORTH 00 DEGREES 29 MINUTES 10 SECONDS WEST, ALONG THE EAST LINE OF THE ABOVE SAID TRACT, 319.27 FEET; THENCE SOUTH 88 DEGREES 00 MINUTES 37 SECOND EAST, TO THE POINT OF BEGINNING.

MEASURED DESCRIPTION FOR PARCEL 1:

A TRACT OF LAND BEING PART OF THE SE 1/4 OF THE NE 1/4 OF SECTION 4, T. 13 S., R. 24 W., IN THE CITY OF HOPE, HEMPSTEAD COUNTY, ARKANSAS AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE FORMER LOCATION OF A RAILROAD SPIKE AS DETERMINED FROM ARKANSAS HIGHWAY TRANSPORTATION DEPARTMENT RIGHT-OF-WAY MAP FOR HIGHWAY NO. 29 RELOCATION, BEING THE SOUTHWEST CORNER OF THE SE 1/4 OF THE NE 1/4 OF SECTION 4, T. 13 S., R. 24 W., HEMPSTEAD COUNTY, ARKANSAS; THENCE — N. 89° 41’ 48” E., 38.44 FEET TO THE PROJECTION OF THE FORMER EAST RIGHT-OF-WAY LINE OF OLD ARKANSAS HIGHWAY NO. 29, ALSO KNOWN AS SOUTH MAIN STREET BEING 30 FT. RIGHT OF THE CENTERLINE OF SAID HIGHWAY; THENCE — N. 00° 40’ 24” W., WITH SAID PROJECTION OF FORMER AND EXISTING RIGHT-OF-WAY LINE OF OLD ARKANSAS HIGHWAY NO. 29, PASSING AT 946.07 FT. A 1/2” REINF. STEEL SET FOR OFFSET CORNER AND CONTINUING 1.0 FT. FOR A TOTAL DISTANCE OF 947.07 FT. TO A PUNCH HOLE SET FOR CORNER ON A METAL COVER AT THE NORTHWEST CORNER OF BLOCK “H”, BOOSTERS ADDITION TO THE CITY OF HOPE AND THE POINT OF BEGINNING, SAID POINT OF BEGINNING ALSO BEING THE INTERSECTION OF THE SOUTH RIGHT-OF-WAY LINE OF 20TH STREET AND WEST RIGHT-OF-WAY LINE OF OLD ARKANSAS HIGHWAY NO. 29 (SOUTH MAIN STREET);

THENCE — S. 89’ 07’ 13” E., WITH THE ABOVE MENTIONED SOUTH RIGHT-OF-WAY OF 20TH STREET, PASSING AT 10.00 FT. A 1/2” REINF. STEEL SET FOR OFFSET CORNER AND CONTINUING 1316.67 FT. FOR A TOTAL DISTANCE OF 1326.67 FEET TO A CONCRETE MONUMENT FOUND IN PLACE ON THE EAST BOUNDARY LINE OF THE ABOVE MENTIONED SE1/4 OF THE NE 1/4 OF SECTION 4; THENCE — S. 00° 07’ 52” W. 598.42 FT., WITH THE ABOVE MENTIONED EAST BOUNDARY LINE OF THE SE 1/4 OF THE NE 1/4 OF SECTION 4 TO A 60D NAIL WITH BRASS TAG IN CONCRETE FOUND IN PLACE; THENCE — S. 89° 44’ 28” W., 392.02 FT. TO A 60D NAIL WITH BRASS TAG IN CONCRETE FOUND IN PLACE AT THE NORTHWEST CORNER OF A TRACT OF LAND DESCRIBED IN DEED RECORD BOOK 335, PAGE 9 OF THE DEED RECORDS OF HEMPSTEAD COUNTY, ARKANSAS; THENCE — N. 88° 00’ 46” W., 362.28 FT. TO A 3/8” IRON PIPE FOUND IN PLACE; THENCE — N. 89° 39’ 42” W., 166.82 FEET TO A 3/8” IRON PIPE FOUND IN PLACE AT THE SOUTHEAST CORNER OF A TRACT OF LAND CONVEYED TO TAB’S CUPBOARD, INC. BY WARRANTY DEED RECORDED IN BOOK 443, PAGE 647 OF THE DEED RECORDS OF HEMPSTEAD COUNTY, ARKANSAS; THENCE — N. 00° 00’ 21” W., 292.74 FT. WITH THE EAST BOUNDARY LINE OF THE ABOVE MENTIONED TAB’S CUPBOARD, INC. TRACT TO A 3/8” IRON PIPE FOUND IN PLACE AT THE NORTHEAST CORNER OF SAID TRACT; THENCE — S. 89° 43’ 31” W., 400.50 FT. WITH THE NORTH BOUNDARY LINE OF THE ABOVE MENTIONED TAB’S CUPBOARD, INC. TRACT TO A 3/8” REINF. STEEL FOUND IN PLACE ON THE ABOVE MENTIONED EAST RIGHT-OF-WAY LINE OF OLD ARKANSAS HIGHWAY NO. 29 (SOUTH MAIN STREET); THENCE — N. 00° 40’ 23” W., 316.21 FT. WITH THE ABOVE MENTIONED EAST RIGHT-OF-WAY LINE TO THE POINT OF BEGINNING; BASIS OF BEARINGS IS RECORD DESCRIPTION. THE ABOVE DESCRIBED PROPERTY BEING SURVEYED BY RICHARD V. HALL, JR. CONTAINS 15.621 ACRES OF LAND, MORE OR LESS.

PARCEL 3:

PART OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER (NE 1/4 NW 1/4) OF SECTION FOUR (4), TOWNSHIP THIRTEEN (13) SOUTH, RANGE TWENTY-FOUR (24) WEST, MORE PARTICULARLY DESCRIBED AS FOLLOWS, TO-WIT: COMMENCE AT THE NORTHWEST CORNER OF THE SAID NE 1/4 NW 1/4 OF SECTION 4 AND RUN THENCE EAST ALONG THE SECTION LINE FOR 1164.52 FEET, RUN THENCE

Exhibit A-26

SOUTH FOR 324.79 FEET TO A 3/4” PIPE, RUN THENCE EAST FOR 80.23 FEET TO A 3/8” ROD SET FOR THE POINT OF BEGINNING:

THENCE CONTINUE EAST FOR 57.06 FEET TO A 3/8” ROD SET, RUN THENCE NORTH 00 DEGREES 10 MINUTES 21 SECONDS EAST 162.03 FEET TO THE CORNER OF AN EXISTING BRICK STRUCTURE; THENCE ALONG THE NORTH WALL OF THE SAID STRUCTURE, RUN NORTH 89 DEGREES 49 MINUTES 39 SECONDS WEST 57.06 FEET TO A CORNER OF THE SAID BRICK STRUCTURE, RUN THENCE SOUTH 00 DEGREES 10 MINUTES 21 SECONDS WEST 162.20 FEET BACK TO THE POINT OF BEGINNING.

MEASURED DESCRIPTION PARCEL 3:

ALL THAT CERTAIN TRACT OR PARCEL OF LAND BEING A PART OF THE NE 1/4 OF THE NW 1/4 OF SECTION 4, T. 13 S., R. 24 W., HEMPSTEAD COUNTY, ARKANSAS AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF THE NE 1/4 OF THE NW 1/4 OF SECTION 4, T. 13 S., R. 24 W., HEMPSTEAD COUNTY, ARKANSAS; THENCE — N. 90° 00’ 00” E., 1164.52 FT. ALONG THE NORTH BOUNDARY LINE OF SAID SECTION 4; THENCE — S. 00° 00’ 00” W., 324.79 FT. TO A 3/4” IRON PIPE FOUND IN PLACE; THENCE — N. 90° 00’ 00” E., 80.23 FT. TO A 3/8” REINF. STEEL FOUND IN PLACE FOR THE POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE — S. 89° 55’ 04” E., 56.92 FT. TO A 3/8” REINF. STEEL FOUND IN PLACE;

THENCE — N. 00° 13’ 31” E., 162.00 FT. TO THE CORNER OF AN EXISTING BRICK VENEER BUILDING;

THENCE — N. 89° 49’ 10” W., 57.07 FT. WITH THE NORTH WALL OF THE ABOVE MENTIONED EXISTING BRICK VENEER BUILDING TO A CORNER OF SAID BUILDING;

THENCE — S. 00° 10’ 21” W., 162.10 FT. TO THE POINT OF BEGINNING; BASIS OF BEARINGS IS CALL BEARING OF WEST BOUNDARY LINE OF THE ABOVE DESCRIBED TRACT.

THE ABOVE DESCRIBED PROPERTY BEING SURVEYED BY RICHARD V. HALL, JR. CONTAINS 0.212 ACRES OF LAND, MORE OR LESS; AND SUBJECT TO SUCH RIGHTS AS MAYBE VESTED IN OTHERS FOR A DRIVEWAY ACROSS THE SOUTH END OF THE ABOVE DESCRIBED PROPERTY.

PARCEL 4:

An undivided two-thirds interest in and to the following described property:

PART OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER (NE 1/4 NW 1/4) AND PART OF THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER (NW 1/4 NE 1/4) OF SECTION FOUR (4), TOWNSHIP THIRTEEN (13) SOUTH, RANGE TWENTY—FOUR (24) WEST, MORE PARTICULARLY DESCRIBED AS FOLLOWS, TO—WIT:

COMMENCE AT THE NORTHWEST CORNER OF THE SAID NE 1/4 NW 1/4 OF SECTION 4 AND RUN THENCE EAST ALONG THE SECTION LINE FOR 1164.52 FEET, RUN THENCE SOUTH FOR 25.00 FEET, RUN THENCE EAST FOR 81.13 FEET TO A 3/8 “ ROD SET FOR THE POINT OF BEGINNING: THENCE CONTINUE EAST FOR 189.84 FEET TO A NAIL SET IN AN 18” PCV PIPE FOR THE NORTHEAST CORNER OF THIS TRACT, RUN THENCE SOUTH 00 DEGREES 06 MINUTES 06 SECONDS WEST 138.16 FEET TO A 3/8” ROD SET, RUN THENCE NORTH 89 DEGREES 49 MINUTES 39 SECONDS WEST UP TO AND THEN ALONG THE WALL OF AN EXISTING BRICK STRUCTURE FOR 113.95 FEET TO A CORNER OF SAID STRUCTURE, RUN THENCE SOUTH 00 DEGREES 10 MINUTES 21 SECONDS WEST 161.97 FEET TO A 3/8” ROD SET, RUN THENCE WEST FOR 19.00 FEET TO A 3/8” ROD SET, RUN THENCE NORTH 00 DEGREES 10 MINUTES 21 SECONDS EAST UP TO AND THEN ALONG THE EAST WALL OF AN EXISTING BRICK STRUCTURE FOR 162.03 FEET TO A CORNER OF SAID STRUCTURE, RUN THENCE NORTH 89 DEGREES 49 MINUTES 39 SECONDS WEST ALONG THE

Exhibit A-26

NORTH WALL FOR 57.06 FEET TO A CORNER OF THE SAME STRUCTURE, THENCE RUN NORTH 00 DEGREES 10 MINUTES 21 SECONDS EAST 137.59 FEET BACK TO THE POINT OF BEGINNING.

LESS AND EXCEPT:

PART OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 4, AND THE NORTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 4, TOWNSHIP 13 SOUTH, RANGE 24 WEST, HEMPSTEAD COUNTY, ARKANSAS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

STARTING AT THE SOUTHWEST CORNER OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF SECTION 4; THENCE NORTH 01 DEGREE 55 MINUTES 00 SECONDS EAST ALONG THE WEST LINE THEREOF A DISTANCE OF 408.913 METERS TO A POINT ON THE SOUTHERLY EXISTING RIGHT—OF—WAY LINE OF 16TH STREET;

THENCE SOUTH 87 DEGREES 48 MINUTES 01 SECOND EAST ALONG SAID EXISTING RIGHT-OF-WAY LINE A DISTANCE OF 161.553 METERS TO A POINT; THENCE SOUTH 87 DEGREES 48 MINUTES 05 SECONDS EAST ALONG SAID EXISTING RIGHT-OF-WAY LINE A DISTANCE OF 6.119 METERS TO A POINT; THENCE SOUTH 86 DEGREES 21 MINUTES 59 SECONDS EAST ALONG SAID EXISTING RIGHT-OF-WAY LINE A DISTANCE OF 155.308 METERS TO A POINT; THENCE NORTH 89 DEGREES 50 MINUTES 11 SECONDS EAST ALONG SAID EXISTING RIGHT-OF-WAY LINE A DISTANCE OF 31.865 METERS TO A POINT; THENCE SOUTH 87 DEGREES 25 MINUTES 14 SECONDS EAST ALONG SAID EXISTING RIGHT-OF-WAY LINE A DISTANCE OF 24.732 METERS FOR THE POINT OF BEGINNING; THENCE SOUTH 87 DEGREES 23 MINUTES 26 SECONDS EAST ALONG SAID EXISTING RIGHT-OF-WAY LINE A DISTANCE OF 57.853 METERS TO A POINT; THENCE SOUTH 02 DEGREES 40 MINUTES 38 SECONDS WEST A DISTANCE OF 4.641 METERS TO A POINT ON THE SOUTHERLY PROPOSED RIGHT-OF-WAY LINE OF 16TH STREET; THENCE NORTH 87 DEGREES 27 MINUTES 14 SECONDS WEST ALONG SAID PROPOSED RIGHT-OF-WAY LINE A DISTANCE OF 57.860 METERS TO A POINT; THENCE NORTH 02 DEGREES 45 MINUTES 43 SECONDS EAST A DISTANCE OF 4.705 METERS TO THE POINT OF BEGINNING.

MEASURED DESCRIPTION OF PARCEL 4:

ALL THAT CERTAIN TRACT OR PARCEL OF LAND BEING A PART OF THE NE 1/4 OF THE NW 1/4 OF SECTION 4, T. 13 S., R. 24 W., HEMPSTEAD COUNTY, ARKANSAS AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF THE NE 1/4 OF THE NW 1/4 OF SECTION 4, T. 13 S., R. 24 W., HEMPSTEAD COUNTY, ARKANSAS; THENCE — N. 90° 00’ 00” E., 1164.52 FT. ALONG THE NORTH BOUNDARY LINE OF SAID SECTION 4; THENCE — S. 00° 00’ 00” W., 25.00 FT.; THENCE — N. 90° 00’ 00” E., 270.97 FT.; THENCE — S. 00° 06’ 02” W., 15.23 FT. TO A I/2” REINF. STEEL SET FOR THE POINT OF BEGINNING OF THE HEREIN DESCRIBED TRACT OF LAND, SAID POINT OF BEGINNING BEING ON THE SOUTH RIGHT—OF—WAY LINE OF A STREET DESIGNATED AS 16TH STREET;

THENCE — S. 00° 06’ 02” W., 122.94 FT. TO A 3/8” REINF. STEEL FOUND IN PLACE;

THENCE — N. 89° 49’ 27” W., 113.96 FT. UP TO AND ALONG THE NORTH WALL OF AN EXISTING BRICK VENEER BUILDING TO A CORNER OF SAID BUILDING;

THENCE — S. 00° 09’ 29” W., 162.02 FT. TO A 3/8” REINF. STEEL FOUND IN PLACE;

THENCE — N. 89° 48’ 21” W., 19.17 FT. TO A 3/8” REINF. STEEL FOUND IN PLACE;

THENCE — N. 00° 13’ 31” E., 162.00 FT. TO A CORNER OF AN EXISTING BRICK VENEER BUILDING;

THENCE — N. 89° 49’ 10” W., 57.07 FT. WITH THE NORTH WALL OF THE ABOVE MENTIONED EXISTING BRICK VENEER BUILDING TO A CORNER OF SAID BUILDING;

THENCE — N. 00° 10’ 21” E., 122.15 FT. TO A 1/2” REINF. STEEL SET FOR CORNER ON THE ABOVE MENTIONED SOUTH RIGHT—OF—WAY LINE OF 16TH STREET;

THENCE — N. 89° 56’ 12” E., 189.86 FT. WITH THE ABOVE MENTIONED SOUTH RIGHT-OF-WAY LINE OF

Exhibit A-26

16TH STREET TO THE POINT OF BEGINNING; BASIS OF BEARINGS IS CALL BEARING OF WEST BOUNDARY LINE OF THE ABOVE DESCRIBED TRACT. THE ABOVE DESCRIBED PROPERTY BEING SURVEYED BY RICHARD V. HALL, JR. CONTAINS 0.605 ACRES OF LAND, MORE OR LESS; AND SUBJECT TO SUCH RIGHTS AS MAY BE VESTED IN OTHERS FOR A DRIVEWAY ACROSS THE SOUTH END OF THE ABOVE DESCRIBED PROPERTY.

[Intentionally left blank]

Exhibit A-26

Exhibit A-27

Legal Description – Ancillary Land

Development Land around Medical Center of SE Texas

(10(a)) Development Land around Medical Center of SE Texas

Port Arthur, Jefferson County, Texas

Being a 7.028 acre tract or parcel of land, a portion of that certain tract of land (called 150.192 acres) as conveyed by deed to Williams and Rao, L.P., recorded in Clerk’s File No. 2000041708 of the Official Public Records of Real Property, County Clerk’s Office, Jefferson County, Texas, also being out of Lots 7 and 8, Block 12, Range K of the Port Arthur Land Company Subdivision as recorded in Volume 1, Page 22, of the Map or Plat Records of said County and being more particularly described by metes and bounds as follows;

BEGINNING at a 1/2” steel rod set located on the Westerly line of Medical Center Boulevard, a 100 feet wide Public Dedicated Right of Way (this portion being recorded in Clerk’s File No. 2003029592 of said Official Public Records) marking the Southeast corner and PLACE OF BEGINNING of the herein described tract of land, this point also marks the Northeast corner of that certain tract of land (called 30.0 acres) as conveyed by deed to the Medical Center of Southeast Texas, L.P., recorded in Clerk’s File No. 2003029587 of said Official Public Records;

THENCE South 41 deg. 13 min. 00 sec. West, departing said Westerly Right of Way line along the North line of said 30.0 acre tract with the South line of this tract a distance of 762.92 feet to a 1/2” steel rod set marking the Southwest corner of the herein described tract of land, this point also marks the Southeast corner of that certain tract of land (called 3.50 acres) as conveyed by deed to the City of Port Arthur Section 4-A Economic Development Corporation, recorded in Clerk’s File No. 2003029595 of said Official Public Records;

THENCE North 48 deg. 46 min. 35 sec. West along the East line of said 3.50 acre tract with the West line of this tract a distance of 521.36 feet to a 1/2” steel rod set located on the common line of Lot 7, Block 12 and Lot 2, Block 13, Range K marking the Northeast corner of said 3.50 acre tract and the Northwest corner of the herein described tract of land;

THENCE North 41 deg. 21 min. 53 sec. East (North 41 deg. 13 min. 00 sec. East - plat) along the common line of Block 12 and Block 13, Range K with the common line of said Lot 2 and 7, passing at a distance of 287.38 feet a 1/2” steel rod set marking the common corner of Lots 1 and 2, Block 13, Range K with Lots 7 and 8, Block 12, Range K, an “ELL” corner of said 151.192 acre tract and the Southwest corner of that certain tract of land (called 34.368 acres) as conveyed by deed to War Horse Development Corporation, recorded in Clerk’s File No. 2000015512 of said Official Public Records and continuing along the said common Block line with the common line of said Lot 1 and Lot 8 and the common line of said 34.368 and 150.192 acre tracts with the North line of this tract for a total distance of 387.85 feet to a 1/2” steel rod set located on the said Westerly Right of Way line of Medical Center Boulevard and marking the Northeast corner of the herein described tract of land;

Exhibit A-27

THENCE along said Westerly Right of Way line and East line of this tract with a curve to the left having a radius of 1050.00 feet, a central angle of 02 deg. 36 min. 31 sec. (02 deg. 36. min. 20 sec. - deed), an arc distance of 47.81 feet (47.68 - deed) a chord distance of 47.80 feet (47.67 feet - deed) and a chord bearing of South 85 deg. 51 min. 21 sec. East (South 85 deg. 52 min. 31 sec. East - deed) to a 1/2” steel rod set marking an angle point for corner and point of tangency of said curve;

THENCE South 87 deg. 10 min. 34 sec. East (reference bearing) continuing along said Westerly Right of Way line and East line of this tract a distance of 363.42 feet to a 1/2” steel rod set marking an angle point for corner and point of curvature of a curve to the right;

THENCE continuing along said Westerly Right of Way line and East line of this tract with said curve to the right having a radius of 950.00 feet, a central angle of 13 deg. 58 min. 54 sec., an arc distance of 231.82 feet, a chord distance of 231.25 feet and a chord bearing of South 08 deg 11 min. 07 sec. East to the Southeast corner and PLACE OF BEGINNING and containing in area 306,141 square feet or 7.028 acres of land, more or less.

(10(b)) Development Land around Medical Center of SE Texas

Port Arthur, Jefferson County, Texas

TRACT 1: PARCEL I

BEING A 28.650 ACRE TRACT OR PARCEL OF LAND, A PORTION OF THAT CERTAIN TRACT OF LAND (CALLED 150.192 ACRES) AS CONVEYED BY DEED TO WILLIAMS AND RAO, L.P., RECORDED IN CLERKS FILE NO. 2000041708 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, COUNTY CLERKS OFFICE, JEFFERSON COUNTY, TEXAS AS SITUATED IN AND A PART OF LOTS 1, 2, 3, AND 4, BLOCK 12, RANGE “K” OF THE PORT ARTHUR LAND COMPANY SUBDIVISION, RECORDED IN VOLUME 1, PAGE 22 OF THE MAP OR PLAT RECORDS OF SAID COUNTY, SAID 48.650 ACRE TRACT BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS;

FOR LOCATIVE PURPOSES, COMMENCE AT A CONCRETE MONUMENT WITH DISK FOUND LOCATED ON THE COMMON RANGE LINE OF RANGE “J” AND RANGE “K” AND THE COMMON BLOCK LINE OF BLOCK 11 AND BLOCK 12, THIS POINT MARKS THE LOWER SOUTHEAST CORNER OF SAID 150.192 ACRE TRACT LOCATED ON THE WEST LINE OF THAT CERTAIN TRACT OF LAND (CALLED TRACT I -125.984 ACRES) AS CONVEYED BY DEED TO SUN NLF, LTD., RECORDED IN CLERKS FILE NO. 959537634 OF SAID OFFICIAL PUBLIC RECORDS, SAME POINT ALSO MARKS THE NORTHEAST CORNER OF THAT CERTAIN TRACT OF LAND (CALLED 60.014 ACRES) AS CONVEYED BY DEED TO JEFFERSON COUNTY DRAINAGE DISTRICT NO. 7, RECORDED IN CLERKS FILE NO. 2000048168 OF SAID OFFICIAL PUBLIC RECORDS AND THE SOUTHEAST CORNER OF A 20 ACRE OUTTRACT;

THENCE SOUTH 41 DEG. 14 MIN. 14 SEC. WEST (SOUTH 41 DEG. 13 MIN. 52 SEC. WEST DEED) ALONG THE COMMON LINE OF BLOCK 11 AND BLOCK 12 WITH THE COMMON LINE OF SAID 150.192 ACRE TRACT AND 60.014 ACRE TRACT AND THAT CERTAIN TRACT OF LAND (CALLED 259.60 ACRES) AS CONVEYED BY DEED TO SAID JEFFERSON COUNTY DRAINAGE DISTRICT NO. 7, RECORDED IN CLERKS FILE NO. 989844010 OF SAID OFFICIAL PUBLIC RECORDS A DISTANCE OF 1782.17 FEET TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES SET MARKING THE SOUTHWEST CORNER OF SAID 20 ACRE OUTTRACT AND THE SOUTHEAST CORNER AND PLACE OF BEGINNING OF THE HEREIN DESCRIBED TRACT OF LAND;

Exhibit A-27

AS CONVEYED BY DEED TO SAID JEFFERSON COUNTY DRAINAGE DISTRICT NO. 7, RECORDED IN CLERKS FILE NO. 2003029586 OF SAID OFFICIAL PUBLIC RECORDS;

THENCE NORTH 48 DEG. 56 MIN. 43 SEC. WEST (NORTH 48 DEG. 53 MIN. 06 SEC. WEST - 600.52 DEED) ALONG THE EAST LINE OF SAID DRAINAGE DISTRICT NO. 7 10.56 ACRE TRACT WITH THE WEST LINE OF THIS TRACT A DISTANCE OF 600.55 FEET TO A HUB AND TACK FOUND MARKING AN ANGLE POINT FOR CORNER;

THENCE NORTH 17 DEG. 15 MIN. 54 SEC. WEST (NORTH 17 DEG. 15 MIN. 50 SEC. WEST - DEED) CONTINUING ALONG SAID EAST LINE WITH THE WEST LINE OF THIS TRACT A DISTANCE OF 461.60 FEET TO A 1/21” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES FOUND MARKING THE NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND, THIS POINT ALSO MARKS THE SOUTHWEST CORNER OF THAT CERTAIN TRACT OF LAND OUT OF SAID 150.192 ACRE TRACT (CALLED 326 ACRES) AS CONVEYED BY DEED TO THE CITY OF PORT ARTHUR SECTION 4A, ECONOMIC DEVELOPMENT CORPORATION, RECORDED IN CLERKS FILE NO. 2003029594 OF SAID OFFICIAL PUBLIC RECORDS;

THENCE NORTH 41 DEG. 22 MIN. 46 SEC. LAST ALONG THE SOUTH LINE OF SAID 5.326 ACRE TRACT WITH THE NORTH LINE OF THIS TRACT A DISTANCE OF 1210.70 FEET (1210.64 FEET DEED) TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES FOUND LOCATED ON THE SOUTHERLY LINE OF 100 FEET WIDE PUBLIC DEDICATED RIGHT-OF-WAY OUT OF SAID 150.192 ACRE TRACT (CALLED JIMMY JOHNSON BOULEVARD) AS CONVEYED BY DEED TO SAID CITY OF PORT ARTHUR, RECORDED IN CLERKS FILE NO. 2004030299 OF SAID OFFICIAL PUBLIC RECORDS, THIS POINT MARKS THE SOUTHEAST CORNER OF SAID 5.326 ACRE TRACT AND THE MOST NORTHERLY CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE NORTH 72 DEG. 33 MIN. 48 SEC. EAST ALONG THE SAID SOUTHERLY RIGHT-OF-WAY LINE OF JIMMY JOHNSON BOULEVARD WITH THE NORTH LINE OF THIS TRACT A DISTANCE OF 790.74 FEET TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES SET MARKING THE UPPER NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE SOUTH 17 DEG. 26 MIN. 06 SEC. EAST ALONG THE UPPER WEST LINE OF SAID 20 ACRE OUTTRACT WITH THE UPPER EAST LINE OF THEIR TRACT A DISTANCE OF 93.64 FEET TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES SET MARKING AN ANGLE POINT FOR CORNER OF SAID 20 ACRE OUTTRACT AND THE HEREIN DESCRIBED TRACT OF LAND;

THENCE SOUTH 41 DEG. 14 MIN. 14 SEC. WEST ALONG THE LOWER NORTH LINE OF SAID 20 ACRE OUTTRACT WITH THE UPPER SOUTH LINE OF THIS TRACT A DISTANCE OF 1299.59 FEET TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES SET MARKING THE LOWER NORTHWEST CORNER OF SAID 20 ACRE OUTTRACT AND AN “ELL” CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE SOUTH 43 DEG. 48 MIN. 46 SEC. EAST ALONG THE WEST LINE OF SAID 20 ACRE OUTTRACT WITH THE LOWER EAST LINE OF THIS TRACT A DISTANCE OF 500.00 FEET TO THE SOUTHEAST CORNER AND PLACE OF BEGINNING AND CONTAINING IN AREA 1,248,013 SQUARE FEET OR 28.650 ACRES OF LAND, MORE OR LESS.

Exhibit A-27

SAVE AND EXCEPT:

Being a 3.00 acre tract or parcel of land, a portion of that certain tract of land (called 150.192 acres) as conveyed by deed to Williams and Rao, L.P., recorded in Clerks File No. 2000041708 of the Official Public Records of Real Property, County Clerk’s Office, Jefferson County, Texas, also being a portion of that certain tract of land (called 48.975 acres) for temporary construction and spoilage easement by deed dated July 17, 2003 filed July 24, 2003 from said Williams and Rao, L.P. in favor of the City of Port Arthur Section 4 A Economic Development Corporation and Southeast Texas Hospital, L.P. as situated in and a part of Lots 2`,3, and 4, Block 12, Range “K” of the Port Arthur Land Company Subdivision, recorded in Volume 1, Page 22 of the map or plat records of said County, said 3.00 acre tract being more particularly described by metes and bounds as follows:

FOR LOCATIVE PURPOSES, commence at a concrete monument with disc found located on the common range line of Range “J” and Range “K” and the common Block line of Block 11 and Block 12, this point also marks the lower Southeast corner of said 150.192 acre tract and the Southwest corner of that certain tract of land (called Tract 1 125.984 acres) as conveyed by deed to SUN NLF, Ltd., recorded in Clerks File No. 95-9537634 of said Official Public Records;

THENCE North 48 deg. 47 min. 00 sec. West along the common Range line of Ranges “J” and “K” with the common line of said 150.192 and 125.984 acre tracts a distance of 331.32 feet to a 1/2” steel rod set located on the Southwesterly line of a 100 feet wide public dedicated Right of Way for Jimmy Johnson Boulevard as recorded in Clerk’s File No. 2003029592 of said Official Public Records;

THENCE along the said Southwesterly Right of Way line with a curve to the right having a radius of 1050.00 feet, a central angle of 09 deg. 03 min. 45 sec., an arc distance of 166.08 feet, a chord distance of 165.91 feet and a chord bearing of South 68 deg. 01 min 55 sec. West to a point marking an angle point for corner and point of tangency of said curve;

THENCE South 72 deg. 33 min. 48 sec. West continuing along the said Southwesterly Right of Way line a distance of 1075.24 feet to a 1/2” steel rod set marking the Southeast corner and PLACE OF BEGINNING of the herein described tract of land;

THENCE South 34 deg. 52 min. 54 sec. West, departing said Southwesterly Right of Way line along the Southerly line of this tract a distance of 1372.69 feet to a 1/2” steel rod set marking the Southwest corner of the herein described tract of land, this point also being located on the Easterly line of a Jefferson County Drainage District No. 7 80 feet wide fee tract out of said 150.192 acre tract as conveyed by deed recorded in Clerk’s File No. 2003029586 of said Official Public Records;

THENCE North 17 deg. 15 min. 33 sec. West along the Easterly line of said 80 feet wide fee tract with the Westerly line of this tract a distance of 212.24 feet to a 1/2” steel rod with cap marked Arceneaux & Gates found marking the Northwest corner of the herein described tract of land, this point also marks the Southwest corner of that certain tract of land (called 5.326 acres) as conveyed by deed from said Williams and Rao, L.P. to the City of Port Arthur Section 4 A Economic Development Corporation, recorded in Clerk’s File No. 2003029594 of said Official Public Records,

Exhibit A-27

THENCE North 41 deg. 22 min. 46 sec. East along the Southerly line of said 5.326 acre tract with the Northerly line of this tract a distance of 1210.64 feet to a 1/2” steel rod with cap marked Arceneaux & Gates found marking the Southeast corner of said 5.326 acre tract and the Northeast corner of the herein described tract of land, this point also being located on the said Southwesterly Right of Way line of Jimmy Johnson Boulevard;

THENCE North 72 deg. 33 min. 48 see. East, along the said Southwesterly Right of Way line of Jimmy Johnson Boulevard and Easterly line of this tract a distance of 50.00 feet to the Southeast corner and PLACE OF BEGINNING and containing in area 130,680 square feet or 3.00 acres of land, more or loss.

TRACT I: PARCEL 2

BEING A 20.00 ACRE TRACT OR PARCEL OF LAND, A PORTION OF THAT CERTAIN TRACT OF LAND (CALLED 150.192 ACRES) AS CONVEYED BY DEED TO WILLIAMS & RAO, L.P. RECORDED IN CLERK’S FILE NO. 2000041708 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, COUNTY CLERK’S OFFICE, JEFFERSON COUNTY, TEXAS AS SITUATED IN AND A PART OF LOTS 1,2 AND 3, BLOCK 12, RANGE “K” OF THE PORT ARTHUR LAND COMPANY SUBDIVISION, RECORDED IN VOLUME 1, PAGE 22 OF THE MAP OR PLAT RECORDS OF SAID COUNTY, SAID 20.00 ACRE TRACT BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS;

BEGINNING AT A CONCRETE MONUMENT WITH DISK FOUND LOCATED ON THE COMMON RANGE LINE OF RANGE “J” AND RANGE “K” AND THE COMMON BLOCK LINE OF BLOCK 11 AND BLOCK 12, THIS POINT MARKS THE LOWER SOUTHEAST CORNER OF SAID 150.1925 ACRE TRACT LOCATED ON THE WEST LINE OF THAT CERTAIN TRACT OF LAND (CALLED TRACT 1 - 125.984 ACRES) AS CONVEYED BY DEED TO SUN NLF, LTD., RECORDED IN CLERKS FILE NO. 95-9537634 OF SAID OFFICIAL PUBLIC RECORDS SAME POINT ALSO MARKS THE NORTHEAST CORNER OF THAT CERTAIN TRACT OF LAND (CALLED 60.014 ACRES) AS CONVEYED BY DEED TO JEFFERSON COUNTY DRAINAGE DISTRICT NO. 7, RECORDED IN CLERK’S FILE NO. 2000048168 OF SAID OFFICIAL PUBLIC RECORDS AND THE SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE SOUTH 41 DEG. 14 MIN. 14 SEC. WEST (SOUTH 41 DEG. 13 MIN. 52 SEC. WEST DEED) ALONG THE COMMON LINE OF BLOCK 11 AND BLOCK 12 WITH THE COMMON LINE OF SAID 150.192 ACRE TRACT AND 60.014 ACRE TRACT AND THAT CERTAIN TRACT OF LAND (CALLED 259.60 ACRES) AS CONVEYED BY DEED TO SAID JEFFERSON COUNTY DRAINAGE DISTRICT NO. 7, RECORDED IN CLERK’S FILE NO. 98-9844010 OF SAID OFFICIAL PUBLIC RECORDS A DISTANCE OF 1782.17 FEET TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES SET MARKING THE SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE NORTH 48 DEG. 45 MIN. 46 SEC. WEST ALONG THE LOWER WEST LINE OF THIS TRACT A DISTANCE OF 500.00 FEET TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES SET MARKING THE LOWER NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE NORTH 41 DEG. 14 MIN. 14 SEC. EAST ALONG THE LOWER NORTH LINE OF THIS TRACT A DISTANCE OF 1299.59 FEET TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES SET MARKING AN ANGLE POINT FOR CORNER;

Exhibit A-27

THENCE NORTH 17 DEG 26 MIN. 06 SEC. WEST ALONG THE UPPER WEST LINE OF THIS TRACT A DISTANCE OF 93.64 FEET TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES SET LOCATED ON THE SOUTHERLY LINE OF JIMMY JOHNSON BOULEVARD, A 100 FEET WIDE PUBLIC DEDICATED RIGHT OF WAY AS CONVEYED BY DEED RECORDED IN CLERK’S FILE NO. 2004030299 OF SAID OFFICIAL PUBLIC RECORDS, THIS POINT MARKS THE UPPER NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE NORTH 72 DEG. 33 MIN. 48 SEC. EAST ALONG SAID SOUTHERLY RIGHT OF WAY LINE AND UPPER NORTH LINE OF THIS TRACT A DISTANCE OF 334.44 FEET TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES FOUND MARKING AN ANGLE POINT FOR CORNER AND POINT OF CURVATURE OF A CURVE TO THE LEFT;

THENCE CONTINUING ALONG SAID SOUTHERLY RIGHT OF WAY LINE AND UPPER NORTH LINE OF THIS TRACT WITH SAID CURVE TO THE LEFT HAVING A RADIUS OF 1050.00 FEET, A CENTRAL ANGLE OF 09 DEG. 03 MIN. 45 SEC., AN ARC DISTANCE OF 166.08 FEET, A CHORD DISTANCE OF 165.91 FEET AND A CHORD BEARING OF NORTH 68 DEG. 01 MIN. 55 SEC. EAST TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES FOUND LOCATED ON THE SAID COMMON RANGE LINE OF RANGE “J” AND RANGE “K” AND THE EAST LINE OF LOT 1, BLOCK 12, THE EAST LINE OF SAID 150.192 ACRE TRACT AND THE WEST LINE OF SAID 125.984 ACRE TRACT MARKING THE NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE SOUTH 48 DEG. 47 MIN. 00 SEC. EAST (REFERENCE BEARING) ALONG THE SAID COMMON RANGE LINE WITH THE WEST LINE OF SAID 125.984 ACRE TRACT, THE EAST LINE OF LOT 1, BLOCK 12, RANGE “K”. THE EAST LINE OF SAID 150.192 ACRE TRACT AND THE EAST LINE OF THIS TRACT A DISTANCE OF 331.32 FEET TO THE SOUTHEAST CORNER AND PLACE OF BEGINNING AND CONTAINING IN AREA 871,200 SQUARE FEET OR 20.00 ACRES OF LAND, MORE OR LESS.

TRACT II;

BEING A 0.399 ACRE TRACT OR PARCEL OF LAND, A PORTION OF THAT CERTAIN TRACT OF LAND (CALLED 150.192 ACRES) AS CONVEYED BY DEED TO WILLIAMS AND RAO, L.P., RECORDED IN CLERKS FILE NO. 2000041708 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, COUNTY CLERKS OFFICE, JEFFERSON COUNTY, TEXAS AS SITUATED IN AND A PART OF LOT 1, BLOCK 12, RANGE “K” OF THE PORT ARTHUR LAND COMPANY SUBDIVISION, RECORDED IN VOLUME 1, PAGE 22 OF THE MAP OR PLAT RECORDS OF SAID COUNTY, SAID 0.399 ACRE TRACT BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS;

FOR LOCATIVE PURPOSES, COMMENCE AT CONCRETE MONUMENT WITH DISK FOUND LOCATED ON THE COMMON RANGE LINE OF RANGE “J” AND RANGE “K” AND THE COMMON BLOCK LINE OF BLOCK 11 AND BLOCK 12, THIS POINT ALSO MARKS THE LOWER SOUTHEAST CORNER OF SAID 150.192 ACRE TRACT LOCATED ON THE WEST LINE OF THAT CERTAIN TRACT OF LAND (CALLED TRACT 1 - 125.984 ACRES) AS CONVEYED BY DEED TO SUN NLF, LTD, RECORDED IN CLERKS FILE NO. 95-9537634 OF SAID OFFICIAL PUBLIC RECORDS;

Exhibit A-27

THENCE NORTH 48 DEG. 47 MIN. 00 SEC. WEST ALONG THE COMMON RANGE LINE OF RANGES “J” AND “K” WITH THE COMMON LINE OF SAID 151.192 AND 125.984 ACRE TRACTS A DISTANCE OF 440.73 FEET TO A 1/2” STEEL ROD SET MARKING THE SOUTHEAST CORNER AND PLACE OF BEGINNING OF THE HEREIN DESCRIBED TRACT OF LAND, THIS POINT ALSO BEING LOCATED ON THE NORTHERLY LINE OF A 100 FEET WIDE PUBLIC DEDICATED RIGHT-OF-WAY OUT OF SAID 150.192 ACRE TRACT AS CONVEYED BY DEED TO THE CITY OF PORT ARTHUR, (CALLED JIMMY JOHNSON BOULEVARD), RECORDED IN CLERKS FILE NO. 2004030299 OF SAID OFFICIAL PUBLIC RECORDS AND ALSO MARKS THE SOUTHWEST CORNER OF THAT CERTAIN TRACT OF LAND (CALLED 38.870 ACRES) AS CONVEYED BY DEED TO PA69 L.P., RECORDED IN CLERKS FILE NO. 2005024904 AND 2005031200 OF SAID OFFICIAL PUBLIC RECORDS;

THENCE ALONG SAID NORTHERLY RIGHT-OF-WAY LINE WITH THE SOUTH LINE OF THIS TRACT AND A CURVE TO THE RIGHT HAVING A RADIUS OF 950.00 FEET, A CENTRAL ANGLE OF 06 DEG. 34 MIN. 05 SEC. AN ARC DISTANCE OF 108.90 FEET, A CHORD DISTANCE OF 108.84 FEET AND A CHORD BEARING OF SOUTH 69 DEG. 16 MIN. 45 SEC. WEST TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES FOUND MARKING AN ANGLE POINT FOR CORNER AND POINT OF TANGENCY OF SAID CURVE;

THENCE SOUTH 72 DEG. 33 MIN. 48 SEC. WEST CONTINUING ALONG SAID NORTHERLY RIGHT-OF-WAY LINE WITH THE SOUTH LINE OF THIS TRACT A DISTANCE OF 11.30 FEET TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES FOUND MARKING THE SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND, THIS POINT ALSO BEING LOCATED AT THE INTERSECTION OF SAID NORTHERLY RIGHT-OF-WAY LINE OF JIMMY JOHNSON BOULEVARD WITH THE EASTERLY LINE OF A 100 FEET WIDE PUBLIC DEDICATED RIGHT-OF-WAY OUT OF SAID 150.192 ACRE TRACT (CALLED MEDICAL CENTER BOULEVARD) AS CONVEYED BY DEED TO SAID CITY OF PORT ARTHUR IN SAID CLERKS FILE NO. 2004030299 OF SAID OFFICIAL PUBLIC RECORDS;

THENCE NORTH 62 DEG. 26 MIN. 12 SEC. WEST ALONG THE SAID EASTERLY RIGHT- OF-WAY LINE OF MEDICAL CENTER BOULEVARD WITH THE WEST LINE OF THIS TRACT A DISTANCE OF 14.14 FEET TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES FOUND MARKING AN ANGLE POINT FOR CORNER;

Exhibit A-27

THENCE NORTH 17 DEG. 26 MIN. 12 SEC. WEST CONTINUING ALONG SAID EASTERLY RIGHT-OF-WAY LINE AND WEST LINE OF THIS TRACT A DISTANCE OF 27.21 FEET TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES FOUND MARKING AN ANGLE POINT FOR CORNER AND POINT OF CURVATURE OF A CURVE TO THE LEFT;

THENCE CONTINUING ALONG SAID EASTERLY RIGHT-OF-WAY LINE WITH THE WEST LINE OF THIS TRACT AND SAID CURVE TO THE LEFT HAVING A RADIUS OF 650.00 FEET, A CENTRAL ANGLE OF 31 DEG. 20 MIN. 48 SEC. AND ARC DISTANCE OF 355.62 FEET, A CHORD DISTANCE OF 351.20 FEET AND A CHORD BEARING OF NORTH 33 DEG. 06 MIN. 36 SEC. WEST TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES FOUND MARKING THE POINT OF TANGENCY OF SAID CURVE AND THE MOST NORTHERLY CORNER OF THE HEREIN DESCRIBED TRACT OF LAND, THIS POINT ALSO BEING LOCATED ON THE SAID COMMON RANGE LINE AND COMMON LINE OF SAID 150.192 ACRE TRACT AND 38.870 ACRE TRACT;

THENCE SOUTH 48 DEG. 47 MIN. 00 SEC. EAST ALONG SAID COMMON RANGE LINE AND COMMON LINE OF SAID 150.192 ACRE TRACT AND 38.870 ACRE TRACT WITH THE EAST LINE OF THIS TRACT A DISTANCE OF 432.20 FEET TO THE SOUTHEAST CORNER AND PLACE OF BEGINNING AND CONTAINING IN AREA 17.370 SQUARE FEET OR 0.399 ACRES OF LAND, MORE OR LESS.

TRACT III:

BEING A 3.048 ACRE TRACT OR PARCEL OF LAND, A PORTION OF THAT CERTAIN TRACT OF LAND (CALLED 150.192 ACRES) AS CONVEYED BY DEED TO WILLIAMS AND RAO. L.P., RECORDED IN CLERKS FILE NO. 2000041708 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, COUNTY CLERKS OFFICE, JEFFERSON COUNTY, TEXAS AS SITUATED IN AND A PART OF LOT 8, BLOCK 12, RANGE “K” OF THE PORT ARTHUR LAND COMPANY SUBDIVISION, RECORDED IN VOLUME I, PAGE 22 OF THE MAP OR PLAT RECORDS OF SAID COUNTY, SAID 3.048 ACRE TRACT BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS;

FOR LOCATIVE PURPOSES, COMMENCE AT A CONCRETE MONUMENT WITH DISK FOUND LOCATED ON THE COMMON RANGE LINE OF RANGE “J” AND RANGE “K” AND THE COMMON BLOCK LINE OF BLOCK 11 AND BLOCK 12, THIS POINT MARKS THE LOWER SOUTHEAST CORNER OF SAID 150.192 ACRE TRACT LOCATED ON THE WEST LINE OF THAT CERTAIN TRACT OF LAND (CALLED TRACT 1 - 125.984 ACRES) AS CONVEYED BY DEED TO SUN NLF. LTD., RECORDED IN CLERKS FILE NO. 959537634 OF SAID OFFICIAL PUBLIC RECORDS;

THENCE NORTH 48 DEG. 47 MIN. 00 SEC. WEST ALONG SAID COMMON RANGE LINE AND COMMON LINE OF SAID 150.192 ACRE TRACT AND SUN NLF. LTD., TRACT 1 A DISTANCE OF 1725.87 FEET TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES FOUND LOCATED ON THE EASTERLY LINE OF A 100 FEET WIDE PUBLIC DEDICATED RIGHT-OF-WAY OUT OF SAID 150.192 ACRE TRACT (CALLED MEDICAL CENTER BOULEVARD) AS CONVEYED BY DEED TO THE CITY OF PORT ARTHUR, RECORDED IN CLERKS FILE NO. 2004030299 OF SAID OFFICIAL PUBLIC RECORDS, THIS POINT ALSO MARKS THE POINT OF CURVATURE OF A CURVE TO THE LEFT AND ALSO MARKS THE MOST SOUTHERLY CORNER AND PLACE OF BEGINNING OF THE HEREIN DESCRIBED TRACT OF LAND, THIS POINT ALSO BEING LOCATED ON THE WEST LINE OF THAT CERTAIN TRACT OF LAND (CALLED 38.870 ACRES) AS CONVEYED BY DEED TO PA69 L.P., RECORDED IN CLERKS FILE NO. 2005024904 AND 2005031200 OF SAID OFFICIAL PUBLIC RECORDS;

Exhibit A-27

THENCE ALONG SAID EASTERLY RIGHT-OF-WAY LINE OF MEDICAL CENTER BOULEVARD WITH THE WEST LINE OF THIS TRACT AND SAID CURVE TO THE LEFT HAVING A RADIUS OF 1050.00 FEET, A CENTRAL ANGLE OF 38 DEG. 23 MIN. 34 SEC., AN ARC DISTANCE OF 703.59 FEET, A CHORD DISTANCE OF 690.50 FEET AND A CHORD BEARING OF NORTH 67 DEG. 58 MIN. 47 SEC. WEST TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES FOUND MARKING AN ANGLE POINT FOR CORNER AND POINT OF TANGENCY OF SAID CURVE;

THENCE NORTH 87 DEG. 10 MIN. 34 SEC. WEST CONTINUING ALONG SAID EASTERLY RIGHT-OF-WAY LINE AND WEST LINE OF THIS TRACT A DISTANCE OF 332.34 FEET TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES FOUND LOCATED ON THE COMMON LINE OF LOT 8, BLOCK 12, AND LOT I, BLOCK 13 OF SAID PORT ARTHUR LAND COMPANY SUBDIVISION AND ON THE LOWER NORTH LINE OF SAID 150.192 ACRE TRACT AND THE SOUTH LINE OF THAT CERTAIN TRACT OF LAND (CALLED 34.368 ACRES) AS CONVEYED BY DEED TO WAR HORSE DEVELOPMENT CORPORATION, RECORDED IN CLERKS FILE NO. 2000015512 OF SAID OFFICIAL PUBLIC RECORDS, THIS POINT MARKS THE NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE NORTH 41 DEG. 22 MIN. 18 SEC. EAST (NORTH 41 DEG. 21 MIN. 53 SEC. EAST - DEED) DEPARTING SAID EASTERLY RIGHT-OF-WAY LINE ALONG THE SAID COMMON LINE OF LOT 8, BLOCK 12 AND LOT 1, BLOCK 13 WITH THE COMMON LINE OF SAID 150.192 AND 34.368 ACRE TRACTS AND NORTH LINE OF THIS TRACT A DISTANCE OF 433.44 FEET TO A 5/8” STEEL ROD FOUND ON THE SAID COMMON RANGE LINE AND WEST LINE OF THAT CERTAIN TRACT OF LAND (CALLED 16.352 ACRES) AS CONVEYED BY DEED TO ALLEN SAMUELS REALTY, INC., RECORDED IN

CLERKS FILE NO. 2000044818 OF SAID OFFICIAL PUBLIC RECORDS MARKING THE LOWER NORTHEAST CORNER OF SAID 150.192 ACRE TRACT, THE SOUTHEAST CORNER OF SAID 34.368 ACRE TRACT, THE COMMON CORNER OF LOT 8, BLOCK 12, RANGE “K” AND LOT 1, BLOCK 13, RANGE “K” WITH LOT 5, BLOCK 12, RANGE “J” AND LOT 4, BLOCK 13, RANGE “J” AND THE NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE SOUTH 48 DEG. 47 MIN. 00 SEC. EAST ALONG SAID COMMON RANGE LINE AND EAST LINE OF SAID 150.192 ACRE AND THIS TRACT WITH THE WEST LINE OF SAID 16.352 ACRE TRACT AND 38.870 ACRE TRACT A DISTANCE OF 911.41 FEET TO THE MOST SOUTHERLY CORNER AND PLACE OF BEGINNING AND CONTAINING IN AREA 132,765 SQUARE FEET OR 3.048 ACRES OF LAND, MORE OR LESS.

TRACT IV:

BEING A 28.771 ACRE TRACT OR PARCEL OF LAND, A PORTION OF THAT CERTAIN TRACT OF LAND (CALLED 150.192 ACRES) AS CONVEYED BY DEED TO WILLIAMS AND RAO, L.P., RECORDED IN CLERKS FILE NO. 2000041708 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, COUNTY CLERKS OFFICE, JEFFERSON COUNTY, TEXAS AND A PORTION OF CERTAIN TRACT OF LAND (CALLED 5.062 ACRES) AS CONVEYED BY DEED TO SAID WILLIAMS AND RAO, L.P. RECORDED IN CLERKS FILE NO. 2002031249 OF SAID OFFICIAL PUBLIC RECORDS, AS SITUATED IN AND A PART OF LOTS 7, AND 8, BLOCK 12, RANGE “K”, AND LOTS 2 AND 7, BLOCK 13, RANGE “K” OF THE PORT ARTHUR LAND COMPANY SUBDIVISION, RECORDED IN VOLUME 1, PAGE 22 OF THE MAP OR PLAT RECORDS OF SAID COUNTY, SAID 36.860 ACRE TRACT BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS;

Exhibit A-27

FOR LOCATIVE PURPOSES, COMMENCE AT A CONCRETE MONUMENT WITH DISK MARKED DRAINAGE DISTRICT NO. 7 FOUND LOCATED ON THE SOUTHERLY LINE OF FM HIGHWAY NO. 365, BASED ON A WIDTH OF 120 FEET MARKING THE NORTHEAST CORNER OF THAT CERTAIN TRACT OF LAND (CALLED 319.48 ACRES) AS CONVEYED BY DEED TO PARK CENTRAL WEST, LTD., RECORDED IN CLERKS FILE NO. 2000037588 AND CLERKS FILE NO. 2000037589 OF SAID OFFICIAL PUBLIC RECORDS, SAME POINT ALSO MARKS THE NORTHWEST CORNER OF THAT CERTAIN TRACT OF LAND OUT OF SAID 150.192 ACRE TRACT (CALLED 10.56 ACRES) AS CONVEYED BY DEED TO JEFFERSON COUNTY DRAINAGE DISTRICT NO. 7, RECORDED IN CLERKS FILE NO. 2003029586 OF SAID OFFICIAL PUBLIC RECORDS;

THENCE NORTH 41 DEG. 51 MIN. 52 SEC. EAST (NORTH 41 DEG. 54 MIN. 34 SEC. EAST - 65.0 FEET DEED) ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE A DISTANCE OF 64.97 FEET TO A CONCRETE MONUMENT WITH DISK MARKED DRAINAGE NO. 7 FOUND MARKING THE NORTHEAST CORNER OF SAID 10.56 ACRE TRACT AND THE NORTHWEST CORNER AND PLACE OF BEGINNING OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE NORTH 42 DEG. 53 MIN 57 SEC. EAST (NORTH 41 DEG. 58 MIN. 18 SEC. EAST - DEED) CONTINUING ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE WITH THE NORTH LINE OF SAID 150.192 ACRE TRACT AND THIS TRACT A DISTANCE OF 118.87 FEET TO A 1/2” STEEL ROD FOUND MARKING AN ANGLE POINT FOR CORNER OF THE HEREIN DESCRIBED TRACT OF LAND, THIS POINT ALSO MARKS THE NORTHWEST CORNER OF SAID 5.062 ACRE TRACT OF LAND;

THENCE NORTH 41 DEG. 55 MIN. 06 SEC. EAST (NORTH 41 DEG. 49 MIN 00 SEC. EAST - DEED) CONTINUING ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE WITH THE NORTH LINE OF SAID 150.192 ACRE TRACT AND THIS TRACT A DISTANCE OF 227.38 FEET TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES FOUND MARKING THE NORTHWEST CORNER OF THAT CERTAIN TRACT OF LAND (CALLED 1.0614 ACRES) AS CONVEYED BY DEED DATED SEPTEMBER 20, 2007 FROM WILLIAMS & RAO, L.P. TO GARY W. KINSLOW AND DEBRA L. KlNSLOW, RECORDED IN CLERK’S FILE NO. 2007037922 OF SAID OFFICIAL PUBLIC RECORDS. THIS POINT ALSO MARKS THE UPPER NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE SOUTH 48 DEG. 37 MIN. 59 SEC. EAST ALONG THE WEST LINE OF SAID 1.0614 ACRE TRACT WITH THE UPPER EAST LINE OF THIS TRACT A DISTANCE OF 308.25 FEET TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES FOUND MARKING THE SOUTHWEST CORNER OF SAID 1.0614 ACRE TRACT AND AN “ELL” CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE NORTH 41 DEG. 55 MIN. 06 SEC. EAST ALONG THE SOUTH LINE OF SAID 1.0614 ACRE TRACT A DISTANCE OF 150.00 FEET TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES FOUND LOCATED ON THE WESTERLY LINE OF MEDICAL CENTER BOULEVARD A 100 FEET WIDE PUBLIC DEDICATED RIGHT OF WAY LINE (CALLED 5.141 ACRES) OUT OF SAID 150.192 ACRE TRACT AS CONVEYED BY DEED TO THE CITY OF PORT ARTHUR, TEXAS, RECORDED IN CLERK’S FILE NO. 2004030299 OF SAID OFFICIAL PUBLIC RECORDS, THIS POINT MARKS THE SOUTHEAST CORNER OF SAID 1.0614 ACRE TRACT AND THE LOWER NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

Exhibit A-27

THENCE SOUTH 48 DEG. 37 MIN. 59 SEC. EAST, ALONG THE WESTERLY RIGHT-OF-WAY LINE OF SAID MEDICAL CENTER BOULEVARD WITH THE LOWER EAST LINE OF THIS TRACT A DISTANCE OF 1630.72 FEET TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES FOUND MARKING AN ANGLE POINT FOR CORNER AND POINT FOR CURVATURE OF A CURVE TO THE LEFT;

THENCE CONTINUING ALONG SAID WESTERLY RIGHT-OF-WAY LINE AND EAST LINE OF THIS TRACT WITH SAID CURVE TO THE LEFT HAVING A RADIUS OF 1050.00 FEET, AND A CENTRAL ANGLE OF 25 DEG. 11 MIN. 55 SEC., AN ARC DISTANCE OF 461.79 FEET, A CHORD DISTANCE OF 458.08 FEET AND CHORD BEARING OF SOUTH 61 DEG. 13 MIN. 57 SEC. EAST TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES FOUND MARKING AN ANGLE POINT FOR CORNER, THIS POINT BEING LOCATED ON THE COMMON LINE OF LOTS 1 AND 2, BLOCK 13, RANGE “K” THE UPPER EAST LINE OF SAID 150.192 ACRE TRACT AND THE WEST LINE OF THAT CERTAIN TRACT OF LAND (CALLED 34.368 ACRES) AS CONVEYED BY DEED TO WAR HORSE DEVELOPMENT CORPORATION, RECORDED IN CLERKS FILE NO. 2000015512 OF SAID OFFICIAL PUBLIC RECORDS;

THENCE SOUTH 48 DEG. 37 MIN. 59 SEC. EAST ALONG SAID COMMON LINE OF LOTS 1 AND LOT 2 WITH THE EAST LINE OF SAID 150.192 ACRE TRACT, THE WEST LINE OF SAID 34.368 ACRE TRACT AND EAST LINE OF THIS TRACT A DISTANCE OF 169.08 FEET TO A POINT FOR CORNER IN AN EXISTING DRAIN DITCH LOCATED ON THE COMMON LINE OF BLOCK 12 AND BLOCK 13 MARKING AN “ELL” CORNER OF SAID 150.192 ACRE TRACT, THE SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT AND THE SOUTHWEST CORNER OF SAID 34.368 ACRE TRACT OF LAND, SAME POINT ALSO MARKS THE COMMON CORNER OF LOTS 7 AND 8, BLOCK 12 WITH LOTS 1 AND 2, BLOCK 13, RANGE “K” OF SAID PORT ARTHUR LAND COMPANY SUBDIVISION AND ALSO BEING LOCATED ON THE NORTH LINE OF A CALLED 7.028 ACRE TRACT OF LAND AS CONVEYED BY DEED TO IASIS FINANCE TEXAS HOLDINGS, INC., RECORDED IN CLERK’S FILE NO. 2005036523 OF SAID OFFICIAL PUBLIC RECORDS;

THENCE SOUTH 41 DEG. 22 MIN. 18 SEC. WEST (SOUTH 41 DEG. 21 MIN. 53 SEC. WEST - DEED) ALONG SAID COMMON LINE OF LOTS 7, BLOCK 12 AND LOT 2, BLOCK 13 WITH THE COMMON LINE OF SAID 150.192 AND 7.028 ACRE TRACTS, PASSING AT A DISTANCE OF 288.02 FEET A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES FOUND MARKING THE NORTHWEST CORNER OF SAID 7.028 ACRE TRACT AND THE NORTHEAST CORNER OF A CALLED 3.50 ACRE TRACT OF LAND AS CONVEYED BY DEED TO THE CITY OF PORT ARTHUR SECTION 4-A ECONOMIC

DEVELOPMENT CORPORATION, RECORDED IN CLERK’S FILE NO. 2003029595 OF SAID OFFICIAL PUBLIC RECORDS, PASSING AT A DISTANCE OF 580.30 FEET A CONCRETE MONUMENT WITH DISK MARKED D.D.#7 FOUND MARKING THE NORTHWEST CORNER OF SAID 3.50 ACRE TRACT AND AN “ELL” CORNER OF SAID JEFFERSON COUNTY DRAINAGE DISTRICT NO. 7 10.56 ACRE TRACT OF LAND AND CONTINUING FOR A TOTAL DISTANCE OF 595.30 FEET TO A CONCRETE MONUMENT WITH DISK MARKED DRAINAGE DISTRICT NO. 7 FOUND MARKING AN “ELL” CORNER OF SAID 10.56 ACRE TRACT AND THE SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

Exhibit A-27

THENCE NORTH 48 DEG. 39 MIN. 13 SEC, WEST (NORTH 48 DEG. 38 MIN, 16 SEC, WEST - 2560.05 FEET - DEED) ALONG THE EASTERLY LINE OF SAID 10.56 ACRE TRACT WITH THE WEST LINE OF THIS TRACT A DISTANCE OF 2561.96 FEET TO THE NORTHWEST CORNER AND PLACE OF BEGINNING AND CONTAINING IN AREA 1,253,261 SQUARE FEET OR 28.771 ACRES OF LAND, MORE OR LESS;

SAVE AND EXCEPTL:

A 0.332 acre tract out of Lot 7, Block 13, Range “K” of the Port Arthur Land Company Subdivision as conveyed by Deed dated July 7, 2011, filed September 8, 2011, executed by Williams & Rao, L.P. to the State of Texas, recorded under County Clerk’s File No. 2011029462, Official Public Records of Jefferson County, Texas.

Also Save and Except the following described property conveyed to First MCB Capital Funding LLC by Seaboard Development Port Arthur LLC pursuant to that Special Warrany Deed dated March 30, 2016, recorded under County Clerk’s File No. 2016010162, Official Records of Jefferson County, Texas:

A tract BEING 5,395 acres of land out of and a part of Lot 7, Block 13, Range “K”, Port Arthur Land Company Subdivision, City of Port Arthur, recorded in Volume 1, Page 22, Map Records, Jefferson County, Texas; being part of a (Called 28.771) acre tract of land recorded as Tract IV, conveyed to Seaboard Development Port Arthur LLC, recorded in File No. 2012014483, Official Public Records, Jefferson County, Texas; said 5.395 acre tract being more fully described by metes and bounds as follows, to wit:

COMMENCING at a TXDoT concrete monument found on the intersection of the South right of way line of a dedicated road named FM Highway 365 and the West right of way line of a dedicated road named Medical Center Boulevard, recorded in File No. 2004030299, Official Public Records, Jefferson County, Texas; said monument being the Southeast corner of a (Called 0.188) acre tract of land conveyed to the State of Texas, recorded in File No, 2011024661 and File No. 2011025388, Official Public Records, Jefferson County, Texas, and being on the East line of the residue of a (Called 1.0614) acre tract of land conveyed to Gary W. Kinslow and Debra L. Kinslow, recorded in File No. 2007037922, Official Public Records, Jefferson County, Texas;

THENCE, South 53 deg., 23 min., 39 sec., East, on the West right of way line of said Medical Center Boulevard, same being the East line of the (Called 1.0614) acre tract, a distance of 251.01’ to a  1⁄2” steel rod, capped and marked “SOUTEX”, set for the POINT OF BEGINNING; said  1⁄2” steel rod being the Southeast corner of the (Called 1.0614) acre tract; having a State Plane Coordinate of N: 13923604.49, E: 3552382.92; from which a  1⁄2” steel rod, capped and marked “A & G”, found bears North 38 deg., 14 min., 48 sec., East, a distance of 4.17’;

Exhibit A-27

THENCE, South 53 deg., 23 min., 39 sec., East (Called South 48 deg., 37 min., 59 see., East), on the West right of way line of said Medical Center Boulevard, same being the East line of the (Called 28.771) acre tract, a distance of 473.90’ to a  1⁄2” steel rod, capped and marked “SOUTEX”, set for the Southeast corner of the herein described tract; having a State Plane Coordinate of N: 13923321.91, E: 3552763.34;

THENCE, South 36 deg., 38 min., 24 sec., West, crossing the (Called 28.771) acre tract, a distance of 494.91’ to a  1⁄2’’ steel rod, capped and marked “SOUTEX”, set on the West line of the (Called 28.771) acre tract, same being the East line of a (Called 10.56) acre tract of land conveyed to Jefferson County Drainage District No. 7, recorded in File No. 2003029586, Official Public Records, Jefferson County, Texas; from which a Jefferson County Drainage District No. 7 monument found for an angle point on the East line of the (Called 10.56) acre tract, same being the Southwest corner of the (Called 28.771) acre tract, bears South 53 deg., 21 min., 36 sec., East (Called South 48 deg,, 39 min., 13 sec., East), a distance of 1777.32’; said  1⁄2” steel rod being the Southwest corner of the herein described tract;

THENCE, North 53 deg., 21 min., 36 sec., West (Called North 48 deg., 39 min., 13 sec., West), on the common line of the (Called 28.771 and 10.56) acre tracts, a distance of 475.25’ to a  1⁄2” steel rod, capped and marked “SOUTEX”, set for the Northwest corner of the herein described tract; from which a  1⁄2” steel rod, capped and marked “SOUTEX”, set on the intersection of the common line of the (Called 28.771 and 10.56) acre tracts and the South right of way line of said FM Highway 365 bears North 53 deg., 21 min., 36 sec., West (Called North 48 deg., 39 min., 13 sec., West), a distance of 279.07’;

THENCE, North 36 deg., 38 min., 24 sec., East, a distance of 344,63’ to a  1⁄2” steel rod., capped and marked “SOUTEX”, set for the Southwest corner of the (Called 1.0614) acre tract; from which a  1⁄2” steel rod found bears North 57 deg., 03 min., 11 sec., East, a distance of 4.56’;

THENCE, North 37 deg., 09 min., 26 sec., East, on the South line of the (Called 1.0614) acre tract, a distance of 150.00’ to the POINT OF BEGINNING and containing 5.395 acre of land, more or less.

Federal Building

(11) Federal Building

Port Arthur, Jefferson County, Texas

BEING A 2.6892 ACRE TRACT OR PARCEL OF LAND, ALL OF THOSE CERTAIN TWO TRACTS OF LAND CALLED 0.902 ACRES AND 1.7924 ACRES AS CONVEYED BY DEED DATED AUGUST 19, 1991 (0.902 ACRES) FROM SOUTH JEFFERSON TRUST TO PARK COMMERCIAL INVESTMENTS, LTD., RECORDED IN FILM CODE FILE NO. ###-##-#### OF THE REAL PROPERTY RECORDS, COUNTY CLERK’S OFFICE, JEFFERSON COUNTY, TEXAS AND BY DEED DATED DECEMBER 14, 1981 (1.7924 ACRES) FROM ROY HAYES AND LLOYD HAYES TO PARK COMMERCIAL INVESTMENTS, INC., RECORDED IN VOLUME 2388, PAGE 315 OF THE DEED RECORDS OF SAID COUNTY, SAID 1.7924 ACRE TRACT ALSO BEING RECORDED IN VOLUME 13, PAGE 94 (CALLED THE FEDERAL OFFICE BUILDING) OF THE MAP OR PLAT RECORDS OF SAID COUNTY, SAID 2.6892 ACRE TRACT ALSO BEING OUT OF AND A PART OF LOT 3, BLOCK 12, RANGE “J” OF THE PORT ARTHUR LAND COMPANY SUBDIVISION AS RECORDED IN VOLUME 1, PAGE 22 OF SAID MAP OR PLAT RECORDS, ALL BEING SITUATED IN AND A PART OF THE T. & N .O. RR. SURVEY, SECTION II, ABSTRACT NO. 243 AND

Exhibit A-27

THE T. & N. O. RR. SURVEY, SECTION 13, ABSTRACT NO. 241 OF SAID COUNTY AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS;

BEGINNING AT A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES SET LOCATED AT THE INTERSECTION OF THE WESTERLY RIGHT OF WAY LINE OF U. S. HIGHWAY NO. S 69, 96 AND 287 (RIGHT OF WAY WIDTH VARIES) WITH THE NORTHWESTERLY LINE OF JIMMY JOHNSON BOULEVARD (FORMERLY 75TH STREET) THIS PORTION BEING RECORDED IN VOLUME 13, PAGE 94 OF SAID MAP OR PLAT RECORDS, THIS POINT MARKS THE LOWER SOUTHEAST CORNER OF SAID 1.7924 ACRE TRACT AND THE LOWER SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE SOUTH 41 DEG. 31 MIN. 11 SEC. WEST (SOUTH 41 DEG. 19 MIN. 30 SEC. WEST — DEED) ALONG SAID NORTHWESTERLY RIGHT OF WAY LINE OF JIMMY JOHNSON BOULEVARD (THIS PORTION BASED ON A WIDTH OF 80 FEET) WITH THE SOUTH LINE OF SAID 1.7924 ACRE TRACT, PASSING AT A DISTANCE OF 235 FEET THE SOUTHWEST CORNER OF SAID 1.7924 ACRE TRACT AND LOWER SOUTHEAST CORNER OF SAID 0.902 ACRE TRACT AND CONTINUING FOR A TOTAL DISTANCE OF 290.00 FEET TO A 1/2” STEEL ROD FOUND MARKING THE SOUTHWEST CORNER OF SAID 0.902 ACRE TRACT AND THE SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND, THIS POINT ALSO MARKS THE SOUTHEAST CORNER OF THAT CERTAIN TRACT OF LAND (CALLED 3.020 ACRES) AS CONVEYED BY DEED TO PA69, L.P., RECORDED IN CLERK’S FILE NO. 2005024901 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF SAID COUNTY, SAME POINT ALSO BEING LOCATED ON THE NORTHWESTERLY LINE OF THAT PORTION OF JIMMY JOHNSON BOULEVARD RIGHT OF WAY (BASED ON A WIDTH OF 80 FEET) AS CONVEYED FROM MARK HAYES TO THE CITY OF PORT ARTHUR BY AN AGREED JUDGMENT, CAUSE NO. 96,870 COUNTY COURT AT LAW NO. 1, JEFFERSON COUNTY, TEXAS;

THENCE NORTH 48 DEG. 23 MIN. 31 SEC. WEST (NORTH 48 DEG. 40 MIN. 36 SEC. WEST 328.75 FEET — DEED) DEPARTING SAID NORTHWESTERLY RIGHT OF WAY LINE ALONG THE EAST LINE OF SAID 3.020 ACRE TRACT WITH THE WEST LINE OF SAID 0.902 ACRE TRACT AND THIS TRACT A DISTANCE OF 328.46 FEET TO A 1/2” STEEL ROD FOUND MARKING THE NORTHEAST CORNER OF SAID 3.020 ACRE TRACT, THE NORTHWEST CORNER OF SAID 0.902 ACRE TRACT AND THE NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND, THIS POINT ALSO BEING LOCATED ON A SEGMENT OF THE UPPER SOUTH LINE OF THAT CERTAIN TRACT OF LAND (CALLED 38.87 ACRES) AS CONVEYED BY DEED TO SAID PA69, L.P., RECORDED IN CLERK’S FILE NO. 2005024904 AND 2005031200 OF SAID OFFICIAL PUBLIC RECORDS;

THENCE NORTH 41 DEG. 19 MIN. 35 SEC. EAST (NORTH 41 DEG. 10 MIN. 05 SEC. EAST 365 FEET — DEED) ALONG THE UPPER SOUTH LINE OF SAID 38.87 ACRE TRACT WITH THE NORTH LINE OF SAID 0.902 ACRE AND THIS TRACT A DISTANCE OF 364.02 FEET TO A 5/8” STEEL ROD FOUND LOCATED ON THE SAID WESTERLY RIGHT OF WAY LINE OF U.S. HIGHWAY NO. S 69, 96 AND 287 MARKING THE UPPER SOUTHEAST CORNER OF SAID 38.87 ACRE TRACT, THE NORTHEAST CORNER OF SAID 0.902 ACRE TRACT AND THE NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE SOUTH 48 DEG. 33 MIN. 52 SEC. EAST (SOUTH 48 DEG. 40 MIN. 36 SEC. EAST — DEEDS) ALONG SAID WESTERLY RIGHT OF WAY LINE WITH THE EAST LINE OF SAID 0.902 AND 1.7924 ACRE TRACTS, PASSING AT A DISTANCE OF 68.82 FEET THE UPPER SOUTHEAST CORNER OF SAID 0.902 ACRE TRACT AND NORTHEAST CORNER OF SAID 1.7924 ACRE TRACT AND CONTINUING FOR A TOTAL DISTANCE OF 254.79 FEET (254.75 FEET — DEED) TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES SET MARKING THE UPPER SOUTHEAST CORNER OF SAID 1.7924 ACRE TRACT AND THE UPPER SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

Exhibit A-27

THENCE SOUTH 03 DEG. 28 MIN. 52 SEC. EAST (SOUTH 03 DEG. 40 MIN. 33 SEC. EAST 106.06 FEET - DEED) CONTINUING ALONG SAID WESTERLY RIGHT OF WAY LINE WITH THE SOUTHEAST LINE OF SAID 1.7924 ACRE TRACT AND THIS TRACT A DISTANCE OF 105.93 FEET TO THE LOWER SOUTHEAST CORNER AND PLACE OF BEGINNING AND CONTAINING IN AREA 117,141 SQUARE FEET OR 2.6892 ACRES OF LAND, MORE OR LESS.

Port Arthur Development Land

(12) Port Arthur Development Land

Port Arthur, Jefferson County, Texas

BEING A TRACT OF LAND OUT OF AND A PART OF LOT NUMBER SIX (PT OF 6)

AND THE ABANDONED ALLEY ADJOINING LOT NUMBER SIX BOTH IN BLOCK NUMBER ONE HUNDRED FIFTY-SEVEN (157) OF THE CITY OF PORT ARTHUR, JEFFERSON COUNTY, TEXAS, AS THE SAME APPEARS UPON THE MAP OR PLAT THEREOF, ON FILE AND OF RECORD IN VOL. 1, PAGE 50 MAP RECORDS OF JEFFERSON COUNTY, TEXAS, BEING MORE FULLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS, TO-WIT:

A STRIP OF LAND 20.00 FEET IN WIDTH OFF OF THE MOST EASTERLY SIDE OF WHAT WAS FORMERLY THE PORTION OF ORANGE AVENUE LYING ON THE SOUTHERLY SIDE OF PROCTER STREET, IN THE CITY OF PORT ARTHUR AND ADJOINING LOT NUMBER 6 IN BLOCK NUMBER 157 OF SAID CITY AND BEING A STRIP OF LAND 20.00 FEET IN WIDTH BY 140.00 FEET IN LENGTH; ALSO A STRIP OF LAND 41 FEET IN WIDTH OFF OF THE WESTERLY SIDE OF LOT NUMBER 6 IN BLOCK NUMBER 157 OF THE CITY OF PORT ARTHUR, JEFFERSON COUNTY, TEXAS, AS THE SAME APPEARS UPON THE MAP OR PLAT OF SAID CITY OF PORT ARTHUR ON FILE AND OF RECORD IN THE OFFICE OF THE COUNTY CLERK OF JEFFERSON COUNTY, TEXAS, AT BEAUMONT AND BEING A STRIP OF LAND 41 FEET IN WIDTH BY 140.00 FEET IN DEPTH OUT OF SAID LOT NUMBER 6; ALSO ALL THAT PART OF THE 20.00 FOOT ALLEY BETWEEN BLOCKS 155, 156, 157 AND 158 WHICH ABUTS AND LIES AT THE END OR REAR OF THE TWO TRACTS HEREIN BEFORE DESCRIBED AND BEING A TRACT OF LAND 20.00 FEET IN WIDTH BY 61 FEET IN LENGTH; AND ALL THREE TRACTS OR PIECES OF LAND AS ABOVE DESCRIBED AND SET FORTH COMPROMISING A TRACT OF LAND OUT OF LOT 6 BLOCK 157 AND A PART OF WHAT WAS FORMERLY ORANGE AVENUE, LYING ON THE SOUTH SIDE OF PROCTER STREET AND THE 20.00 FOOT ALLEY IN THE REAR, A TOTAL OF 61 FEET IN WIDTH, FRONTING ON PROCTER STREET, AND EXTENDING BACK A TOTAL DEPTH OF 160.00 FEET AND BEING THE SAME LAND AS WAS CONVEYED BY A. N. PECKHAM AND WIFE TO J. M. RAINES, GUARDIAN OF JOAN AND EDNA RAINES, MINORS, OF DATE APRIL 13, 1943 RECORDED IN VOL. 528, PAGE 164 DEED RECORDS OF JEFFERSON COUNTY, TEXAS.

Mid Jefferson Hospital

(13) Mid Jefferson (Sleep Lab)

Nederland, Jefferson County, Texas

TRACT 1:

BEING A 9.288 ACRE TRACT OR PARCEL OF LAND, A PORTION OF THAT CERTAIN TRACT OF LAND (CALLED TRACT 1 - 11.4339 ACRES) AS CONVEYED BY DEED DATED OCTOBER 14, 1999 FROM LIFEMARK HOSPITALS, INC. TO BEAUMONT HOSPITAL HOLDINGS, INC. RECORDED IN CLERK’S FILE NO. 1999041147 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, COUNTY CLERK’S OFFICE, JEFFERSON COUNTY,

Exhibit A-27

TEXAS, AS SITUATED IN AND A PART OF LOTS 3 AND 4, BLOCK 14, RANGE “H” OF THE PORT ARTHUR LAND COMPANY SUBDIVISION AS RECORDED IN VOLUME 1, PAGE 22 OF THE MAP OR PLAT RECORDS OF SAID COUNTY AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT A 5/8” STEEL ROD FOUND LOCATED AT THE INTERSECTION OF THE EASTERLY LINE OF 27TH STREET WITH THE NORTHERLY LINE OF F.M. HIGHWAY NO. 365 MARKING THE SOUTHWEST CORNER OF SAID 11.4339 ACRE TRACT AND THE SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE NORTH 48 DEG. 46 MIN. 45 SEC. WEST (NORTH 48 DEG. 47 MIN. 11 SEC. WEST 538.49 FEET - DEED) ALONG THE SAID EASTERLY LINE OF 27TH STREET WITH THE LOWER WEST LINE OF SAID 11.4339 ACRE TRACT AND THIS TRACT A DISTANCE OF 538.41 FEET TO A 5/8” STEEL ROD FOUND MARKING THE LOWER NORTHWEST CORNER OF SAID 11.4339 ACRE TRACT AND THE LOWER NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND, THIS POINT ALSO MARKS THE SOUTHWEST CORNER OF THAT CERTAIN TRACT OF LAND AS CONVEYED BY DEED TO BENSKI MANAGEMENT PARTNERSHIP, RECORDED IN CLERK’S FILE NO. 2004020486 OF SAID OFFICIAL PUBLIC RECORDS;

THENCE NORTH 41 DEG. 11 MIN. 22 SEC EAST (NORTH 41 DEG. 11 MIN. 55 SEC. EAST 629.88 FEET - DEED) ALONG THE SOUTH LINE OF SAID BENSKI TRACT WITH THE LOWER NORTH LINE OF SAID 11.4339 ACRE TRACT AND THIS TRACT A DISTANCE OF 629.80 FEET TO A 1/2” STEEL ROD FOUND MARKING THE SOUTHEAST CORNER OF SAID BENSKI TRACT AND AN ELL CORNER OF SAID 11.4339 ACRE TRACT AND THE HEREIN DESCRIBED TRACT OF LAND;

THENCE NORTH 48 DEG. 47 MIN. 36 SEC. WEST (NORTH 48 DEG. 54 MIN. 09 SEC. WEST 217.98 FEET - DEED) ALONG THE EAST LINE OF SAID BENSKI TRACT WITH THE UPPER WEST LINE OF SAID 11.4339 ACRE TRACT AND THIS TRACT A DISTANCE OF 217.70 FEET TO A 1/2” STEEL ROD FOUND MARKING THE NORTHEAST CORNER OF SAID BENSKI TRACT, THE UPPER NORTHWEST CORNER OF SAID 11.4339 ACRE TRACT AND THE UPPER NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND, THIS POINT ALSO MARKS THE SOUTHEAST CORNER OF THAT CERTAIN TRACT OF LAND (CALLED 7.590 ACRES) AS CONVEYED BY DEED TO THE FELLOWSHIP BAPTIST CHURCH, RECORDED IN VOLUME 1832, PAGE 105 OF THE DEED RECORDS OF SAID COUNTY, SAME POINT ALSO MARKS THE SOUTHWEST CORNER OF THE ATRIUM PLACE SECTION ONE ADDITION AS RECORDED IN VOLUME 14, PAGE 365 OF SAID MAP OR PLAT RECORDS;

THENCE NORTH 40 DEG. 22 MIN. 09 SEC. EAST (NORTH 40 MIN. 25 MIN. 42 SEC. EAST 230.37 FEET - DEED) ALONG THE SOUTH LINE OF SAID ATRIUM PLACE SECTION ONE ADDITION WITH THE UPPER NORTH LINE OF SAID 11.4339 ACRE TRACT AND THIS TRACT A DISTANCE OF 230.13 FEET TO A 1/2” STEEL ROD FOUND LOCATED ON THE WESTERLY LINE OF 24TH STREET MARKING THE SOUTHEAST CORNER OF SAID ATRIUM PLACE SECTION ONE ADDITION, THE NORTHEAST CORNER OF SAID 11.4339 ACRE TRACT AND THE NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE SOUTH 43 DEG. 50 MIN. 13 SEC. EAST (REFERENCE BEARING) ALONG THE SAID WESTERLY LINE OF 24TH STREET WITH THE UPPER EAST LINE OF SAID 11.4339 ACRE TRACT AND THIS TRACT A DISTANCE OF 349.95 FEET (349.91 FEET - DEED) TO A 1/2” STEEL ROD FOUND MARKING AN ANGLE POINT FOR CORNER ON SAID 24TH STREET RIGHT OF WAY LINE AND AN ELL CORNER OF SAID 11.4339 ACRE TRACT AND THE HEREIN DESCRIBED TRACT OF LAND;

Exhibit A-27

THENCE SOUTH 40 DEG. 27 MIN. 45 SEC. WEST (SOUTH 40 DEG. 27 MIN. 59 SEC. WEST 30.02 FEET - DEED) ALONG SAID 24TH STREET RIGHT OF WAY LINE, 11.4339 ACRE TRACT AND THIS TRACT A DISTANCE OF 30.06 FEET TO A 1/2” STEEL ROD FOUND MARKING AN ANGLE POINT FOR CORNER ON SAID 24TH STREET RIGHT OF WAY AND AN ELL CORNER OF SAID 11.4339 ACRE TRACT AND THE HEREIN DESCRIBED TRACT OF LAND;

THENCE SOUTH 48 DEG. 48 MIN. 48 SEC. EAST (SOUTH 48 DEG. 49 MIN. 50 SEC. EAST - DEED) CONTINUING ALONG THE SAID WESTERLY RIGHT OF WAY LINE OF 24TH STREET WITH THE LOWER EAST LINE OF SAID 11.4339 ACRE TRACT AND MIDDLE EAST LINE OF THIS TRACT A DISTANCE OF 86.95 FEET TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES SET MARKING THE UPPER SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE SOUTH 41 DEG. 09 MIN. 49 SEC. WEST, DEPARTING SAID WESTERLY RIGHT OF WAY LINE OF 24TH STREET ALONG THE UPPER SOUTH LINE OF THIS TRACT A DISTANCE OF 253.91 FEET TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES SET MARKING AN ANGLE POINT FOR CORNER;

THENCE SOUTH 21 DEG. 42 MIN. 29 SEC. WEST CONTINUING ALONG SAID UPPER SOUTH LINE OF THIS TRACT A DISTANCE OF 49.12 FEET TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES SET MARKING AN ELL FOR CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE SOUTH 48 DEG. 50 MIN. 11 SEC. EAST ALONG THE LOWER EAST LINE OF THIS TRACT A DISTANCE OF 303.25 FEET TO A 1/2” STEEL ROD WITH CAP MARKED ARCENEAUX & GATES SET LOCATED ON THE SAID NORTHERLY RIGHT-OF-WAY LINE OF F.M. HIGHWAY NO. 365 AND SOUTH LINE OF SAID 11.4339 ACRE TRACT MARKING THE LOWER SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE SOUTH 40 DEG. 51 MIN. 09 SEC. WEST (SOUTH 40 DEG. 27 MIN. 00 SEC. WEST - DEED) ALONG THE SAID NORTHERLY RIGHT OF WAY LINE OF F.M. HIGHWAY NO. 365 WITH THE SOUTH LINE OF SAID 11.4339 ACRE TRACT AND THIS TRACT A DISTANCE OF 424.37 FEET TO A 1/2” STEEL ROD FOUND MARKING AN ANGLE POINT FOR CORNER;

THENCE SOUTH 41 DEG. 14 MIN. 45 SEC. WEST (SOUTH 41 DEG. 13 MIN. 00 SEC. WEST 105.83 FEET -DEED) CONTINUING ALONG THE SAID NORTHERLY RIGHT OF WAY LINE AND SOUTH LINE A DISTANCE OF 105.93 FEET TO THE SOUTHWEST CORNER AND PLACE OF BEGINNING AND CONTAINING IN AREA 404,606 SQUARE FEET OR 9.288 ACRES OF LAND, MORE OR LESS.

Wadley Gander Mountain Land

(14) Wadley Gander Mountain Land

Texarkana, Bowie County, Texas

TRACT THREE:

ALL THAT CERTAIN LOT, TRACT OR PARCEL OF LAND LYING AND SITUATED IN THE GEORGE BRINLEE HEADRIGHT SURVEY, ABSTRACT 18, BOWIE COUNTY, TEXAS, BEING A PART OF THAT CERTAIN TRACT OF LAND DESCRIBED AS 81.944 ACRES IN THE DEED FROM WILLIAM R. GIBSON TO RAYFIELD WALSH, JR., DATED SEPTEMBER 29, 1998, RECORDED IN VOLUME 2928, PAGE 191 OF THE REAL PROPERTY RECORDS

Exhibit A-27

OF BOWIE COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT A 1/2 INCH STEEL ROD, CAPPED TEXAS MG 5760, FOUND FOR A CORNER (CONTROL MONUMENT NO. 1), THE SOUTHWEST CORNER OF THE SAID 81.944 ACRE TRACT, AN INSIDE ELL CORNER OF LOT NO. 1, BLOCK NO. 1 OF THE AMENDMENT TO LOTS NO. 1 AND 3, BLOCK NO. 1 OF WAGGONER CREEK CROSSING TWO, A SUBDIVISION OF A PART OF THE GEORGE BRINLEE HEADRIGHT SURVEY, ABSTRACT 18, BOWIE COUNTY, TEXAS, ACCORDING TO THE PLAT RECORDED IN VOLUME 6646, PAGE 212 OF THE REAL PROPERTY RECORDS OF BOWIE COUNTY, TEXAS;

THENCE NORTH 04 DEGREES 52 MINUTES 13 SECONDS WEST A DISTANCE OF 663.95 FEET ALONG THE WEST LINE OF THE SAID 81.944 ACRE TRACT AND THE EAST LINE OF THE SAID LOT NO. 1 TO A 1/2 INCH STEEL ROD, CAPPED TEXAS MG 5760, FOUND FOR A CORNER, LYING IN THE SOUTH RIGHT-OF-WAY LINE OF GIBSON LANE, THE MOST NORTHERLY NORTHEAST CORNER OF THE SAID LOT NO. 1;

THENCE NORTH 89 DEGREES 20 MINUTES 22 SECONDS EAST A DISTANCE OF 1702.61 FEET ALONG THE SOUTH RIGHT-OF-WAY LINE OF THE SAID GIBSON LANE, TO A 1/2 INCH STEEL ROD, CAPPED TEXAS MG 5760, FOUND FOR A CORNER;

THENCE SOUTH 00 DEGREES 38 MINUTES 42 SECONDS EAST A DISTANCE OF 582.35 FEET TO A X-TIE POST FOUND FOR A CORNER, WITH A 1/2 INCH STEEL ROD, CAPPED JHG 1715, FOUND AT ITS NORTHWEST CORNER, AN INSIDE ELL CORNER OF THE SAID 81.944 ACRE TRACT, THE NORTHWEST CORNER OF LOT NO. 1B OF THE REPLAT OF LOTS NO. 1 & 2 OF ARKLATEX REALTY SUBDIVISION, A SUBDIVISION OF A PART OF THE GEORGE BRINLEE HEADRIGHT SURVEY, ABSTRACT 18, BOWIE COUNTY, TEXAS, ACCORDING TO THE PLAT RECORDED IN VOLUME 6148, PAGE 297 OF THE REAL PROPERTY RECORDS OF BOWIE COUNTY, TEXAS;

THENCE SOUTH 01 DEGREES 39 MINUTES 47 SECONDS WEST A DISTANCE OF 39.63 FEET ALONG THE EAST LINE OF THE SAID 81.944 ACRE TRACT, THE WEST LINE OF THE SAID LOT NO. 1B AND GENERALLY ALONG A FENCE TO A 1/2 INCH STEEL ROD, CAPPED TEXAS MG 5760, FOUND FOR A CORNER (CONTROL MONUMENT NO. 2), AN OUTSIDE ELL CORNER OF THE SAID 81.944 ACRE TRACT, THE MOST EASTERLY NORTHEAST CORNER OF THE SAID LOT NO. 1;

THENCE SOUTH 87 DEGREES 56 MINUTES 43 SECONDS WEST (BASIS OF BEARINGS) A DISTANCE OF 1652.60 FEET ALONG THE SOUTH LINE OF THE SAID 81.944 ACRE TRACT, THE NORTH LINE OF THE SAID LOT NO. 1, GENERALLY AND PARTIALLY ALONG A FENCE TO THE POINT OF BEGINNING AND CONTAINING 24.745 ACRES OF LAND, MORE OR LESS.

THE BEARINGS ARE BASED ON THE NORTH LINE OF THE SAID LOT NO. 1, BLOCK NO. 1 OF WAGGONER CREEK CROSSING TWO, WITH A BEARING OF NORTH 87 DEGREES 56 MINUTES 43 SECONDS EAST.

TRACT FOUR

ALL OF LOT NO. 3, BLOCK NO. 1, AS SHOWN ON THAT CERTAIN REPLAT OF LOT NO. 1, BLOCK NO. 1, WAGGONER CREEK CROSSING TWO, A SUBDIVISION OF A PART OF THE GEORGE BRINLEE H.R.S., ABSTRACT 18, BOWIE COUNTY, TEXAS, OF RECORD IN INSTRUMENT NO. 2015-12789, REAL PROPERTY RECORDS OF BOWIE COUNTY, TEXAS.

Development Land Near St. Michael’s

(15) Development Land near St. Michael’s

Texarkana, Bowie County, Texas

TRACT ONE

Exhibit A-27

AN 8.023 ACRE TRACT OF LAND SITUATED IN THE ADOLPHUS HOPE HEADRIGHT SURVEY, ABSTRACT NO. 261, BOWIE COUNTY, TEXAS, SAID TRACT BEING PART OF LOT THREE (3) OF THE MARRIOTT SUBDIVISION, AN ADDITION IN THE CITY OF TEXARKANA, TEXAS, ACCORDING TO THE FINAL SUBDIVISION PLAT RECORDED IN VOLUME 3704, PAGE 268 OF THE REAL PROPERTY RECORDS OF BOWIE COUNTY, TEXAS, SAID 8.023 ACRE TRACT BEING MORE COMPLETELY DESCRIBED AS FOLLOWS:

BEGINNING AT A 1/2 INCH REINFORCING STEEL ROD FOUND FOR THE EASTERNMOST SOUTHEAST CORNER OF SAID LOT 3, SAID POINT ALSO BEING THE NORTHEAST CORNER OF LOT B, BLOCK 1, WALSH-CARTER MASTER TRACT, AN ADDITION TO THE CITY OF TEXARKANA, TEXAS, ACCORDING TO THE FINAL SUBDIVISION PLAT RECORDED IN VOLUME 3630, PAGE 29 OF THE REAL PROPERTY RECORDS OF BOWIE COUNTY, TEXAS, SAID POINT ALSO BEING IN THE WEST LINE OF COWHORN CREEK ROAD;

THENCE: SOUTH 88 DEG. 14 MINUTES 48 SECONDS WEST, DEPARTING THE SAID WEST LINE OF COWHORN CREEK ROAD AND ALONG THE NORTH LINE OF SAID LOT B AND A SOUTH LINE OF SAID LOT 3, A DISTANCE OF 240.00 FEET TO A 1/2 INCH REINFORCING STEEL ROD FOUND FOR CORNER, SAID POINT BEING THE NORTHWEST CORNER OF SAID LOT B, SAID POINT ALSO BEING AN INTERIOR CORNER OF SAID LOT 3;

THENCE: SOUTH 01 DEG. 45 MINUTES 12 SECONDS EAST, ALONG THE WEST LINE OF SAID LOT B AND ALONG AN EAST LINE OF SAID LOT 3, A DISTANCE OF 212.01 FEET TO A 1/2 INCH REINFORCING STEEL ROD FOUND FOR CORNER, SAID POINT BEING THE SOUTHWEST CORNER OF SAID LOT B, SAID POINT ALSO BEING THE SOUTHERNMOST CORNER OF SAID LOT 3, SAID POINT ALSO BEING IN A CURVE TO THE LEFT IN THE NORTH LINE OF NORTH COWHORN CREEK LOOP ROAD WHOSE CENTER BEARS SOUTH 08 DEG. 37 MINUTES 24 SECONDS EAST, A DISTANCE OF 280.00 FEET FROM SAID POINT;

THENCE: IN A SOUTHWESTERLY DIRECTION ALONG THE SAID NORTH LINE OF NORTH COWHORN CREEK LOOP ROAD AND ALONG THE SOUTH LINE OF SAID LOT 3 AND ALONG SAID CURVE TO THE LEFT THROUGH A CENTRAL ANGLE OF 49° 33’ 47” AND AN ARC DISTANCE OF 242.21 FEET TO A 1/2 INCH REINFORCING STEEL ROD FOUND FOR CORNER, SAID POINT BEING THE NORTHEAST CORNER OF LOT 2, BLOCK 1 OF SAID MARRIOTT SUBDIVISION, SAID POINT ALSO BEING IN THE SOUTH LINE OF SAID LOT 3;

THENCE: SOUTH 85 DEG. 18 MINUTES 56 SECONDS WEST, DEPARTING THE SAID NORTH LINE OF NORTH COWHORN CREEK LOOP ROAD AND ALONG THE NORTH LINE OF SAID LOT 2 AND CONTINUING ALONG THE SOUTH LINE OF SAID LOT 3, A DISTANCE OF 388.70 FEET TO A 1/2 INCH REINFORCING STEEL ROD FOUND FOR THE NORTHWEST CORNER OF SAID LOT 2, SAID POINT ALSO BEING THE SOUTHWEST CORNER OF SAID LOT 3, SAID POINT ALSO BEING IN THE EAST LINE OF LOT 5, BLOCK 6 OF GRAMMERCY PARK SECOND ADDITION, AN ADDITION TO THE CITY OF TEXARKANA, TEXAS, ACCORDING TO THE PLAT RECORDED IN VOLUME 329, PAGE 293 OF THE PLAT RECORDS OF BOWIE COUNTY, TEXAS;

THENCE: NORTH 04 DEG. 41 MINUTES 04 SECONDS WEST, DEPARTING THE NORTH LINE OF SAID LOT 2 AND ALONG THE WEST LINE OF SAID LOT 3 AND ALONG THE SAID EAST LINE OF LOT 5 OF GRAMMERCY PARK SECOND ADDITION AND SUBSEQUENTLY ALONG THE EAST LINE OF LOT 6, BLOCK 6 OF SAID GRAMMERCY PARK SECOND ADDITION AND A TRACT OF LAND DESCRIBED IN DEED TO JOHN M. NORTON AND FRED R. NORTON AS RECORDED IN VOLUME 379, PAGE 291 OF THE DEED RECORDS OF BOWIE COUNTY, TEXAS, IN ALL A DISTANCE OF 545.78 FEET TO A 1/2 INCH REINFORCING STEEL ROD SET FOR CORNER IN THE EAST LINE OF SAID NORTON TRACT AND IN THE WEST LINE OF SAID LOT 3, SAID POINT BEING THE NORTHWEST CORNER OF SAID 8.023 ACRE TRACT HEREIN DESCRIBED;

Exhibit A-27

THENCE: NORTH 88 DEG. 14 MINUTES 48 SECONDS EAST, DEPARTING THE EAST LINE OF SAID NORTON TRACT AND THE WEST LINE OF SAID LOT 3 AND ALONG THE NORTH LINE OF HEREIN DESCRIBED 8.023 ACRE TRACT, A DISTANCE OF 855.91 FEET TO A 1/2 INCH REINFORCING STEEL ROD SET FOR CORNER, SAID POINT BEING IN THE EAST LINE OF SAID LOT 3, SAID POINT ALSO BEING IN THE SAID WEST LINE OF COWHORN CREEK ROAD, SAID POINT ALSO BEING THE NORTHEAST CORNER OF HEREIN DESCRIBED 8.023 ACRE TRACT;

THENCE: SOUTH 01 DEG. 45 MINUTES 12 SECONDS EAST, ALONG THE EAST LINE OF SAID LOT 3 AND THE SAID WEST LINE OF COWHORN CREEK ROAD, A DISTANCE OF 190.00 FEET TO THE POINT OF BEGINNING, CONTAINING 349,496 SQUARE FEET OR 8.023 ACRES OF LAND, MORE OR LESS.

TRACT TWO

ALL THAT CERTAIN TRACT OR PARCEL OF LAND BEING SITUATED IN THE ADOLPHUS HOPE HEADRIGHT SURVEY, A-261, TEXARKANA, BOWIE COUNTY, TEXAS, AND BEING A PART OF LOT THREE (3) OF MARRIOTT SUBDIVISION, A SUBDIVISION TO THE CITY OF TEXARKANA, PLAT OF SAID SUBDIVISION RECORDED IN VOLUME 3704, PAGE 268 OF THE REAL PROPERTY RECORDS OF BOWIE COUNTY, TEXAS, AND A PART OF LOT NO. 2 IN BLOCK NO. 1 OF THE WALSH-CARTER MASTER TRACT, A SUBDIVISION TO THE CITY OF TEXARKANA, PLAT OF SAID SUBDIVISION RECORDED IN VOLUME 2593, PAGE 274 OF THE REAL PROPERTY RECORDS OF BOWIE COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT AN 1/2 INCH REINFORCING STEEL SET FOR CORNER AT THE NORTHEAST CORNER OF LOT 3 OF MARRIOTT SUBDIVISION, A SUBDIVISION TO THE CITY OF TEXARKANA, PLAT OF SAID SUBDIVISION RECORDED IN VOLUME 3704, PAGE 268 OF THE REAL PROPERTY RECORDS OF BOWIE COUNTY, TEXAS; SAID POINT OF BEGINNING BEING THE SOUTHEAST CORNER OF LOT NO. 2 IN BLOCK NO. 1 OF THE WALSH-CARTER MASTER TRACT, A SUBDIVISION TO THE CITY OF TEXARKANA, PLAT OF SAID SUBDIVISION RECORDED IN VOLUME 2593, PAGE 274 OF THE REAL PROPERTY RECORDS OF BOWIE COUNTY, TEXAS, SAID POINT OF BEGINNING ALSO BEING ON THE WEST RIGHT-OF-WAY LINE OF A STREET DESIGNATED AS COWHORN CREEK ROAD, 40.00 FEET AT RIGHT ANGLES FROM THE CENTERLINE OF SAID ROAD;

THENCE: SOUTH 01 DEG. 45 MINUTES 12 SECONDS EAST, 842.43 FEET WITH THE ABOVE MENTIONED WEST RIGHT-OF-WAY LINE, SAME BEING THE EAST BOUNDARY LINE OF THE ABOVE MENTIONED LOT 3 OF MARRIOTT SUBDIVISION, 40.00 FEET AT RIGHT ANGLES FROM AND PARALLEL WITH THE ABOVE MENTIONED CENTERLINE OF COWHORN CREEK ROAD TO A 1/2 INCH REINFORCING STEEL FOUND IN PLACE AT THE NORTHEAST CORNER OF A CERTAIN 8.023 ACRE TRACT CONVEYED TO FOUR STATES REGIONAL HEALTH CENTER, INC., BY SPECIAL WARRANTY DEED RECORDED IN VOLUME 4532, PAGE 207 OF THE REAL PROPERTY RECORDS OF BOWIE COUNTY, TEXAS;

THENCE: SOUTH 88 DEG. 14 MINUTES 48 SECONDS WEST, 855.91 FEET WITH THE NORTH BOUNDARY LINE OF THE ABOVE MENTIONED 8.023 ACRE TRACT TO A 1/2 INCH REINFORCING STEEL FOUND IN PLACE AT THE NORTHWEST CORNER OF SAID 8.023 ACRE TRACT, SAME BEING ON THE WEST BOUNDARY LINE OF THE ABOVE MENTIONED LOT 3 OF MARRIOTT SUBDIVISION;

THENCE: NORTH 04 DEG. 41 MINUTES 04 SECONDS WEST, WITH THE ABOVE MENTIONED WEST BOUNDARY LINE OF LOT 3 PASSING AT 843.52 FEET TO A 1/2 INCH REINFORCING STEEL FOUND IN PLACE AT THE NORTHWEST CORNER OF SAID LOT 3, SAME BEING THE SOUTHWEST CORNER OF THE ABOVE

Exhibit A-27

MENTIONED LOT 2 AND CONTINUING 17.60 FEET WITH THE WEST BOUNDARY LINE OF SAID LOT NO. 2 FOR A TOTAL DISTANCE OF 861.12 FEET TO A 1/2 INCH REINFORCING STEEL SET FOR CORNER;

THENCE: N 88 DEG. 14 MINUTES 48 SECONDS EAST, 552.20 FEET PARALLEL WITH THE COMMON LINE BETWEEN THE ABOVE MENTIONED LOTS NO. 2 AND 3 TO A 1/2 INCH REINFORCING STEEL SET FOR CORNER ON THE CENTERLINE OF A PROPOSED 60.00 FOOT ROAD RIGHT-OF-WAY, SAME BEING THE PC OF A CURVE TO THE LEFT HAVING A RADIUS OF 230.00 FEET;

THENCE: NORTHEASTERLY WITH THE ABOVE MENTIONED CURVE AND CENTERLINE OF RIGHT-OF-WAY A DISTANCE OF 130.95 FEET THROUGH A CENTRAL ANGLE OF 32 DEG. 37 MINUTES 14 SECONDS TO A 1/2 INCH REINFORCING STEEL SET FOR CORNER AT THE PT OF SAID CURVE TO THE RIGHT HAVING A RADIUS OF 230.00 FEET;

THENCE: NORTHEASTERLY WITH THE ABOVE MENTIONED CURVE AND CENTERLINE OF RIGHT-OF-WAY A DISTANCE OF 130.95 FEET THROUGH A CENTRAL ANGLE OF 32 DEG. 37 MINUTES 14 SECONDS TO A 1/2” REINFORCING STEEL SET FOR CORNER AT THE PT OF SAID CURVE;

THENCE: NORTH 88 DEG. 14 MINUTES 48 SECONDS EAST, 99.77 FEET WITH THE ABOVE MENTIONED CENTERLINE OF RIGHT-OF-WAY TO A 1/2 INCH REINFORCING STEEL SET FOR CORNER ON THE EAST BOUNDARY LINE OF THE ABOVE MENTIONED LOT NO. 2, SAME BEING ON THE ABOVE MENTIONED WEST RIGHT-OF-WAY LINE OF COWHORN CREEK ROAD, 40.00 FEET AT RIGHT ANGLES FROM THE CENTERLINE OF SAID ROAD;

THENCE: SOUTH 01 DEG. 45 MINUTES 12 SECONDS EAST, 90.13 FEET WITH THE ABOVE MENTIONED EAST BOUNDARY LINE OF LOT NO. 2 AND WEST RIGHT-OF-WAY LINE, 40.00 FEET AT RIGHT ANGLES FROM AND PARALLEL WITH THE ABOVE MENTIONED CENTERLINE OF ROAD TO THE POINT OF BEGINNING. THE ABOVE DESCRIBED PROPERTY BEING SURVEYED BY RICHARD V. HALL, JR., CONTAINS 771,252.7 SQUARE FEET OR 17.706 ACRES OF LAND, MORE OR LESS.

Development Land Near St. Luke’s

(16) Development Land near St. Luke’s Medical Center

Phoenix, Maricopa County, Arizona

PARCEL NO. 1:

LOTS 8 THROUGH 24, INCLUSIVE, BLOCK 1, OF MONTEZUMA PLACE, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDED OF MARICOPA COUNTY, ARIZONA, RECORDED IN BOOK 1 OF MAPS, PAGE 40;

EXCEPT THE SOUTH 7 FEET OF LOTS 8, 9 AND 10; AND

EXCEPT THAT PORTION OF LOTS 8, 9 AND 10 LYING WITHIN VAN BUREN STREET AS CONVEYED IN BOOK 259 OF DEEDS, PAGES 168 AND 169; AND

Exhibit A-27

EXCEPT THAT PORTION OF LOTS 11 AND 12 LYING WITHIN 40 FEET OF THE CENTER LINE OF THE PHOENIX-TEMPE STATE HIGHWAY AS SET FORTH IN INSTRUMENT RECORDED JULY 15, 1931 IN BOOK 259 OF DEEDS, PAGE 166.

PARCEL NO. 2:

TRACT 2 AND 3, INCLUSIVE, OF ST. LUKE’S PLACE, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA, RECORDED IN BOOK 327 OF MAPS, PAGE 35.

PARCEL NO. 3:

LOTS 1, 2, 3, 4, 6, 8 AND 10, OF ERWIN HEIGHTS, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA, RECORDED IN BOOK 15 OF MAPS, PAGE 43;

EXCEPT THOSE PORTIONS OF LOTS 1 AND 3 LYING WITHIN THE WEST 47 FEET OF THE SOUTHWEST QUARTER OF SECTION 3, TOWNSHIP 1 NORTH, RANGE 3 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA; AND

EXCEPT THAT PART OF LOT 1, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE NORTH LINE OF SAID LOT 1 WITH THE EAST LINE OF SAID WEST 47 FEET;

THENCE SOUTHERLY ALONG SAID EAST LINE A DISTANCE OF 4 FEET;

THENCE NORTHEASTERLY TO A POINT ON SAID NORTH LINE WHICH IS 4 FEET EAST OF THE POINT OF BEGINNING;

THENCE TO THE POINT OF BEGINNING.

PARCEL NO. 4:

LOTS 8 THROUGH 18, INCLUSIVE, BLOCK A, OF MONTEZUMA HEIGHTS, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA, RECORDED IN BOOK 6 OF MAPS, PAGE 50.

PARCEL NO. 5:

LOTS 4 THROUGH 19, INCLUSIVE, BLOCK B, OF MONTEZUMA HEIGHTS, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA, RECORDED IN BOOK 6 OF MAPS, PAGE 50;

EXCEPT THE WEST 5 1/2 FEET OF LOT 4; AND

EXCEPT THOSE PORTIONS OF LOTS 4 AND 5 LYING WITHIN 40 FEET OF THE CENTER LINE OF THE 18 FOOT PHOENIX-TEMPE STATE HIGHWAY AS IT EXISTED ON APRIL 4, 1930, AS CONVEYED BY DEEDS RECORDED IN BOOK 259 OF DEEDS, PAGES 156 AND 161.

Exhibit A-27

PARCEL NO. 6:

LOTS 3, 4, 5 AND 6, ST. LUKE’S MEDICAL OFFICE ADDITION AMENDED, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER, MARICOPA COUNTY ARIZONA, RECORDED IN BOOK 1019 OF MAPS, PAGE 18.

AND

TRACTS 1 AND 4, INCLUSIVE, OF ST. LUKE’S PLACE, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF MARICOPA COUNTY, ARIZONA, RECORDED IN BOOK 327 OF MAPS, PAGE 35.

5 Lots in Apache County, Arizona

(17) 5 Lots in Apache County

Apache County, Arizona

PARCEL 1:

LOT 34, AMENDED PLAT OF CONCHO LAKE/LAND UNIT I, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF APACHE COUNTY ARIZONA, RECORDED IN BOOK 4 OF MAPS, PAGE 58;

EXCEPT ALL GAS, OIL, MINERALS AND PETROLEUM AS SET FORTH IN DEED RECORDED IN DOCKET 177, PAGE 561.

PARCEL 2:

LOT 267, CONCHO LAKELAND UNIT III, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF APACHE COUNTY ARIZONA, RECORDED IN BOOK 5 OF MAPS, PAGE 4;

EXCEPT ALL GAS, OIL, MINERALS AND PETROLEUM AS SET FORTH IN DEED RECORDED IN DOCKET 172, PAGE 463.

PARCEL 3:

LOTS 899, 913 AND 914, CONCHO LAKELAND UNIT V, ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE COUNTY RECORDER OF APACHE COUNTY ARIZONA, RECORDED IN BOOK 5 OF MAPS, PAGE 6;

EXCEPT ALL GAS, OIL, MINERALS AND PETROLEUM AS SET FORTH IN DEEDS RECORDED IN DOCKET 188, PAGE 520 AS TO LOT 899; DOCKET 177, PAGE 569 AS TO LOT 913, AND DOCKET 177, PAGE 573 AS TO LOT 914.

Exhibit A-27

Ogden, Utah Development Land

(18) Ogden Development Land

Ogden, Weber County, Utah

Exhibit A-27

ALL OF PARCEL 1, OGDEN FRED MEYER SUBDIVISION, AMENDED PARCEL 1, OGDEN CITY, ACCORDING TO THE OFFICIAL PLAT THEREOF, ON FILE AND OF RECORD IN THE OFFICE OF THE WEBER COUNTY RECORDER.

SAID PARCEL 1 BEING DESCRIBED BY SURVEY AS FOLLOWS:

PART OF THE NORTH HALF OF SECTION 20, TOWNSHIP 6 NORTH, RANGE 1 WEST, SALT LAKE BASE AND MERIDIAN, U.S. SURVEY: DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE QUARTER SECTION LINE, SAID POINT BEING SOUTH 0° 56’ 14” WEST ALONG THE QUARTER SECTION LINE 802.97 FEET FROM THE NORTH QUARTER CORNER OF SAID SECTION 20; THENCE NORTH 89° 33’ 00” EAST 483.18 FEET; THENCE SOUTH 83° 10’ 00’’ EAST 272.44 FEET TO A 180.00 FOOT RADIUS CURVE, THE CENTER OF WHICH BEARS SOUTH 20° 19’ 38” WEST; THENCE SOUTHEASTERLY ALONG SAID CURVE TO THE RIGHT THROUGH A CENTRAL ANGLE OF 26° 05’ 46” A DISTANCE OF 81.98 FEET; THENCE SOUTH 67° 00’ 45” WEST 5.24 FEET TO THE WEST RIGHT OF WAY LINE OF CHILDS AVENUE; THENCE SOUTH 0° 58’ 00” WEST ALONG SAID WEST LINE 449.38 FEET TO THE BOUNDARY OF PARCEL 2, OGDEN FRED MEYER SUBDIVISION; THENCE ALONG SAID BOUNDARY OF SAID PARCEL 2 NORTH 89° 09’ 45” WEST 138.00 FEET AND SOUTH 0° 58’ 00” WEST 75.00 FEET; THENCE NORTH 89° 09’ 45” WEST 231.27 FEET; THENCE SOUTH 0° 50’ 15” WEST 120.00 FEET TO THE NORTH RIGHT OF WAY LINE OF 12TH STREET; THENCE NORTH 89° 09’ 45” WEST ALONG SAID NORTH LINE 127.41 FEET TO THE BOUNDARY OF PARCEL 5 OF SAID SUBDIVISION; THENCE ALONG SAID BOUNDARY OF SAID PARCEL 5 NORTH 0° 50’ 15” EAST 120.00 FEET; THENCE NORTH 89° 09’ 45” WEST 263.20 FEET; AND SOUTH 0° 50’ 15” WEST 120.00 FEET TO SAID NORTH LINE OF SAID 12TH STREET; THENCE NORTH 89° 09’ 45” WEST ALONG SAID NORTH LINE 57.90 FEET TO SAID QUARTER SECTION LINE OF SAID SECTION 20; THENCE NORTH 0° 56’ 14” EAST ALONG SAID SECTION LINE 190.78 FEET; THENCE WEST 304.60 FEET TO THE EAST RIGHT OF WAY LINE OF WALL AVENUE; THENCE NORTH 0° 58’ 00” EAST ALONG SAID EAST LINE 195.79 FEET; THENCE SOUTH 89° 09’ 45” EAST 170 FEET; THENCE NORTH 0° 58’ 00” EAST 135.00 FEET; THENCE NORTH 89° 09’ 45” WEST 170.00 FEET TO SAID EAST LINE OF SAID WALL AVENUE; THENCE NORTH 0° 58’ 00” EAST ALONG SAID EAST LINE 180.95 FEET; THENCE NORTH 89° 00’ 00” EAST 303.31 FEET; THENCE NORTH 89° 33’ 00” EAST 1.16 FEET TO THE POINT OF BEGINNING.

Exhibit A-27

Development Land Near St. Joseph’s Hospital

(19) Development Land near St. Joseph Medical Center

Houston, Harris County, Texas

TRACT I [BLOCK 362]:

BEING ALL THAT CERTAIN TRACT OR PARCEL CONTAINING 1.362 ACRES (59,346 SQUARE FEET) OF LAND SITUATED IN THE JAMES S. HOLMAN SURVEY, ABSTRACT NUMBER 323, HARRIS COUNTY, TEXAS, AND BEING ALL OF LOTS 1, 2, 4, 5, 6, 7, 8, 9, 10, 11, 12 AND THE NORTH 2.50 FEET BY 100 FEET OF LOT 3 BLOCK 362, SOUTH SIDE BUFFALO BAYOU, AN UNRECORDED SUBDIVISION IN THE CITY OF HOUSTON, HARRIS COUNTY, TEXAS, CONVEYED TO CHRISTUS HEALTH GULF COAST, RECORDED UNDER CLERK’S FILE NUMBER’S T519218, T519219, T519220, T519221 AND V930463, HARRIS COUNTY, TEXAS, SAID 1.362 ACRES BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: (ALL BEARINGS BASED ON THE CITY OF HOUSTON CENTERLINE REFERENCE SYSTEM AS ESTABLISHED BY FOUND MONUMENTATION AND FURTHER ESTABLISHED BY RECORDED COORDINATE POSITION):

BEGINNING AT A P.K. WITH SHINER STAMPED “TERRA SURVEYING” SET AT THE INTERSECTION OF THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF PEASE AVENUE (80 FEET) WIDE AND THE NORTHWESTERLY RIGHT-OF-WAY LINE OF JACKSON STREET (79 FEET WIDE) ESTABLISHED BY BOUNDARY LINE AGREEMENT RECORDED IN VOLUME 6696, PAGE 393, OF THE DEED RECORDS, HARRIS COUNTY, TEXAS, AND BEING THE EAST CORNER OF SAID BLOCK 362 FROM WHICH THE ORIGINAL EAST CORNER OF SAID LOT 5 BEARS NORTH 57°08’03” WEST 5.00 FEET AND THE CITY OF HOUSTON CENTERLINE REFERENCE MONUMENT NUMBER 56 BEARS NORTH 32°51’41” EAST 40.00 FEET AND SOUTH 57°08’03” EAST 365.08 FEET;

THENCE SOUTH 32°51’41” WEST 102.53 FEET, ALONG THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID JACKSON STREET TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET MARKING THE EAST CORNER OF THE SOUTH 47.51 FEET OF LOT 3 OF SAID BLOCK 362 AS ESTABLISHED BY BOUNDARY LINE AGREEMENT RECORDED IN VOLUME 1760, PAGE 678, OF THE DEED RECORDS, HARRIS COUNTY, TEXAS, CONVEYED TO WILLIAM VINCENT DEVER RECORDED UNDER CLERK’S FILE NUMBER U174535, HARRIS COUNTY, TEXAS, SAME BEING THE AN “ELL” CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE NORTH 57°08’03” WEST 100.03 FEET, DEPARTING THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID JACKSON STREET ALONG SAID BOUNDARY LINE AGREEMENT, TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET MARKING THE NORTH CORNER OF SAID SOUTH 47.51 FEET OF LOT 3 AND BEING AN INTERIOR CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 32°51’41” WEST 47.51 FEET, TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET MARKING THE WEST CORNER OF SAID SOUTH 47.51 FEET OF LOT 3, THE NORTH CORNER OF SAID LOT 2 AND BEING AN INTERIOR CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 57°08’03” EAST 100.03 FEET, TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET MARKING THE SOUTH CORNER OF SAID SOUTH 47.51 FEET OF LOT 3 IN THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID JACKSON AVENUE AND BEING AN “ELL” CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 32°51’41” WEST 102.83 FEET, ALONG THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID JACKSON AVENUE TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET AT THE

Exhibit A-27

INTERSECTION OF THE NORTHEASTERLY RIGHT-OF-WAY LINE OF JEFFERSON AVENUE (77.20 FEET WIDE) AS ESTABLISHED BY BOUNDARY LINE AGREEMENT RECORDED IN VOLUME 6696, PAGE 393, OF THE DEED RECORDS, HARRIS COUNTY, TEXAS, AND APPROVED BY CITY COUNCIL, JULY 14, 1919, AND SHOWN ON CITY OF HOUSTON ENGINEERING DEPARTMENT DRAWING NUMBER 51-161-S, AND BEING THE SOUTH CORNER OF THE HEREIN DESCRIBED TRACT, FROM WHICH THE ORIGINAL SOUTH CORNER OF SAID LOT 1 BEARS NORTH 57°08’03” WEST 5.00 FEET AND NORTH 32°51’41” EAST 2.80 FEET;

THENCE NORTH 57°08’03” WEST 253.48 FEET, ALONG THE NORTHEASTERLY RIGHT-OF-WAY LINE OF SAID JEFFERSON AVENUE TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET AT THE INTERSECTION OF THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF CRAWFORD STREET (78.60 FEET WIDE) ESTABLISHED BY BOUNDARY LINE AGREEMENT RECORDED IN VOLUME 6696, PAGE 393, OF THE DEED RECORDS, HARRIS COUNTY, TEXAS, AND BEING THE WEST CORNER OF THE HEREIN DESCRIBED TRACT FROM WHICH THE ORIGINAL WEST CORNER OF SAID LOT 6 AND BLOCK 362 BEARS NORTH 32°51’41” EAST 2.80 FEET AND NORTH 57°08’03” WEST 1.60 FEET;

THENCE NORTH 32°51’41” EAST 252.88 FEET, ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF SAID CRAWFORD STREET TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET AT THE INTERSECTION OF THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF SAID PEASE AVENUE AND BEING THE NORTH CORNER OF THE HEREIN DESCRIBED TRACT FROM WHICH THE ORIGINAL NORTH CORNER OF SAID LOT 10 AND SAID BLOCK 362 BEARS NORTH 57°08’03” WEST 1.60 FEET;

THENCE SOUTH 57°08’03” EAST 253.48 FEET, ALONG THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF SAID PEASE AVENUE TO THE POINT OF BEGINNING AND CONTAINING 1.362 ACRES (59,346 SQUARE FEET) OF LAND. THIS DESCRIPTION IS BASED ON THE LAND TITLE SURVEY AND PLAT PREPARED BY TERRA SURVEYING COMPANY, INC., DATED OCTOBER 18, 2005 TSC PROJECT NUMBER 2350-0502-S.

TRACT II [BLOCK 363]:

BEING ALL THAT CERTAIN TRACT OR PARCEL CONTAINING 1.453 ACRES (63,289 SQUARE FEET) OF LAND SITUATED IN THE JAMES S. HOLMAN SURVEY, ABSTRACT NUMBER 323, HARRIS COUNTY, TEXAS, AND BEING ALL BLOCK 363, SOUTH SIDE BUFFALO BAYOU, AN UNRECORDED SUBDIVISION IN THE CITY OF HOUSTON, HARRIS COUNTY, TEXAS, CONVEYED TO CHRISTUS HEALTH GULF COAST, RECORDED UNDER CLERK’S FILE NUMBER W210464, HARRIS COUNTY, TEXAS, SAID 1.453 ACRES BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: (ALL BEARINGS BASED ON THE CITY OF HOUSTON CENTERLINE REFERENCE SYSTEM AS ESTABLISHED BY FOUND MONUMENTATION AND FURTHER ESTABLISHED BY RECORDED COORDINATE POSITION):

BEGINNING AT A P.K. WITH SHINER STAMPED “TERRA SURVEYING” SET AT THE INTERSECTION OF THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF PEASE AVENUE (80 FEET) WIDE AND THE NORTHWESTERLY RIGHT-OF-WAY LINE OF CRAWFORD STREET (78.60 FEET WIDE) AS SHOWN ON CITY OF HOUSTON ENGINEERING DEPARTMENT DRAWING NUMBER 51-161-S, AND BEING THE EAST CORNER OF SAID BLOCK 363 FROM WHICH THE ORIGINAL EAST CORNER OF SAID LOT 5 OF SAID BLOCK 363 BEARS NORTH 57°08’03” WEST 3.00 FEET AND THE CITY OF HOUSTON CENTERLINE REFERENCE MONUMENT NUMBER 56 BEARS NORTH 32°51’41” EAST 40.00 FEET AND SOUTH 57°08’03” EAST 697.16 FEET;

THENCE SOUTH 32°51’41” WEST 250.08 FEET, ALONG THE NORTHWEST RIGHT-OF-WAY LINE OF SAID CRAWFORD STREET TO A P.K. WITH SHINER STAMPED “TERRA SURVEYING” SET AT THE INTERSECTION OF THE NORTHEASTERLY RIGHT-OF-WAY LINE OF JEFFERSON AVENUE (80.00 FEET WIDE) AND BEING

Exhibit A-27

THE SOUTH CORNER OF THE HEREIN DESCRIBED TRACT FROM WHICH THE ORIGINAL SOUTH CORNER OF LOT 1 OF SAID BLOCK 363 BEARS NORTH 57°08’03” WEST 3.00 FEET;

THENCE NORTH 57°08’03” WEST 253.08 FEET, TO A P.K. WITH SHINER STAMPED “TERRA SURVEYING” SET AT THE INTERSECTION OF THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF LABRANCH STREET (77.00 FEET WIDE) AND BEING THE WEST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE NORTH 32°51’41” EAST 250.08 FEET, ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF SAID LABRANCH STREET TO A P.K. WITH SHINER STAMPED “TERRA SURVEYING” SET AT THE INTERSECTION OF THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF SAID PEASE AVENUE AND BEING THE NORTH CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 57°08’03” EAST 253.08 FEET, ALONG THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF SAID PEASE AVENUE TO THE POINT OF BEGINNING AND CONTAINING 1.453 ACRES (63,289 SQUARE FEET) OF LAND. THIS DESCRIPTION IS BASED ON THE LAND TITLE SURVEY AND PLAT PREPARED BY TERRA SURVEYING COMPANY, INC., DATED OCTOBER 18, 2005 TSC PROJECT NUMBER 2350-0502-S.

Convent

(20) Convent Property near St. Joseph Medical Center

Houston, Harris County, Texas

TRACT VI [BLOCK 398]:

BEING ALL THAT CERTAIN TRACT OR PARCEL CONTAINING 1.436 ACRES (62,540 SQUARE FEET) OF LAND SITUATED IN THE JAMES S. HOLMAN SURVEY, ABSTRACT NUMBER 323, CITY OF HOUSTON, HARRIS COUNTY, TEXAS, AND BEING ALL OF LOTS 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, AND 12, OF BLOCK 398, SOUTH SIDE BUFFALO BAYOU, AN UNRECORDED SUBDIVISION, IN THE CITY OF HOUSTON, HARRIS COUNTY, TEXAS, CONVEYED TO CHRISTUS HEALTH GULF COAST RECORDED UNDER CLERK’S FILE NUMBERS T519180, T519181, T519182, T519183, T519184, T519185, T519186, T519187, T519188, AND T661736, HARRIS COUNTY, TEXAS, SAID 1.436 ACRES BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: (ALL BEARINGS BASED ON THE CITY OF HOUSTON CENTERLINE REFERENCE SYSTEM AS ESTABLISHED BY FOUND MONUMENTATION AND FURTHER ESTABLISHED BY RECORDED COORDINATE POSITION):

BEGINNING AT A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET IN THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF ST. JOSEPH PARKWAY (80.00 FEET WIDE) AT THE INTERSECTION OF THE NORTHWESTERLY RIGHT-OF-WAY LINE OF JACKSON STREET (80.00 FEET WIDE) AND BEING THE EAST CORNER OF SAID BLOCK 398 AND OF THE HEREIN DESCRIBED TRACT FROM WHICH A CITY OF HOUSTON CENTERLINE REFERENCE MONUMENT NUMBER 287 BEARS NORTH 32°51’41” EAST 40.00 FEET AND SOUTH 57°08’03” EAST 370.08 FEET;

THENCE SOUTH 32°51’41” WEST 250.08 FEET, ALONG THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID JACKSON STREET TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET AT THE INTERSECTION OF THE NORTHEASTERLY RIGHT-OF-WAY LINE OF PIERCE AVENUE (80.00 FEET WIDE) AND BEING THE SOUTH CORNER OF SAID BLOCK 398 AND OF THE HEREIN DESCRIBED TRACT;

Exhibit A-27

THENCE NORTH 57°08’03” WEST 250.08 FEET, ALONG THE NORTHEASTERLY RIGHT-OF-WAY LINE OF SAID PIERCE AVENUE TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET AT THE INTERSECTION OF THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF CRAWFORD STREET (76.50 FEET WIDE) AND BEING THE WEST CORNER OF SAID BLOCK 398 AND OF THE HEREIN DESCRIBED TRACT;

THENCE NORTH 32°51’41” EAST 250.08 FEET, ALONG THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF SAID CRAWFORD STREET TO A P.K. NAIL WITH SHINER STAMPED “TERRA SURVEYING” SET AT THE INTERSECTION OF THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF SAID ST. JOSEPH PARKWAY AND BEING THE NORTH CORNER OF SAID BLOCK 398 AND OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 57°08’03” EAST 250.08 FEET, ALONG THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF SAID ST. JOSEPH PARKWAY TO THE POINT OF BEGINNING AND CONTAINING 1.436 ACRES (62,540 SQUARE FEET) OF LAND. THIS DESCRIPTION IS BASED ON THE LAND TITLE SURVEY AND PLAT PREPARED BY TERRA SURVEYING COMPANY, INC., DATED OCTOBER 18, 2005 TSC PROJECT NUMBER 2350-0502-S.

Development Land Around Southwest General

(21) Development Land around Southwest General Hospital

San Antonio, Bexar County, Texas

A CERTAIN TRACT OF LAND CONTAINING FIFTEEN (15.00) ACRES OUT OF THE NORTHWEST PART OF BARLITE, INC. 211.004 ACRE TRACT, OUT OF TRACT 2-A, NEW CITY BLOCK 11186, WITHIN THE CORPORATE LIMITS OF THE CITY OF SAN ANTONIO, BEXAR COUNTY, TEXAS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A IRON PIPE ON THE EAST LINE OF BARLITE BLVD, AT THE SOUTHWEST CORNER OF SOUTHWEST HOSPITAL, LTD. 15.00 ACRE TRACT, DEED RECORDED IN VOLUME 8299, PAGE 684, DEED RECORDS, BEXAR COUNTY, TEXAS AND LOCATED 1614.23 FEET IN A SOUTHERLY DIRECTION ALONG THE EAST LINE OF BARLITE BLVD., FROM THE INTERSECTION WITH THE SOUTH LINE OF SOUTHWEST MILITARY DR., THE NORTHWEST CORNER OF THIS TRACT;

THENCE WITH THE SOUTH LINE OF SAID 15.00 ACRE TRACTS, NORTH 89° 39’ EAST, 836.08 FEET TO AN IRON PIPE, THE NORTHEAST CORNER THIS TRACT, BEING THE SOUTHEAST CORNER OF SAID 15.00 ACRES TRACT;

THENCE, SOUTH 0° 21’ EAST, 781.50 FEET TO AN IRON PIPE, THE SOUTHEAST CORNER OF THIS TRACT;

THENCE, SOUTH 89° 39’ WEST, 836.08 FEET TO AN IRON PIPE ON THE EAST LINE OF BARLITE BLVD., THE SOUTHWEST CORNER OF THIS TRACT;

THENCE WITH THE EAST LINE OF BARLITE BLVD., NORTH 0° 21’ WEST, 781.50 FEET TO THE PLACE OF BEGINNING.

SAVE AND EXCEPT THAT PORTION PLATTED AS:

Exhibit A-27

LOT 21, NEW CITY BLOCK 11186, SOUTHWEST GENERAL MEDICAL OFFICE BUILDING, A SUBDIVISION IN BEXAR COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN VOLUME 9564, PAGE 14, DEED AND PLAT RECORDS OF BEXAR COUNTY, TEXAS.

Las Sendas Development Land

(22) Las Sendas Development Land

North Mesa, Maricopa County, Arizona

THAT PORTION OF THE SOUTH HALF OF SECTION 31, TOWNSHIP 2 NORTH, RANGE 7 EAST, OF THE GILA AND SALT RIVER MERIDIAN, MARICOPA COUNTY, ARIZONA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTH QUARTER CORNER OF SAID SECTION 31;

THENCE N89º40’27”W, ALONG THE SOUTH LINE OF THE SOUTHWEST QUARTER OF SAID SECTION, A DISTANCE OF 579.71 FEET TO A POINT ON THE SOUTHERLY PROLONGATION OF THE EAST LINE OF SPOOK HILL FLOODWAY, MARICOPA COUNTY FLOOD CONTROL DISTRICT;

THENCE N00º19’18”E, ALONG SAID EAST LINE, A DISTANCE OF 310.06 FEET TO THE POINT OF BEGINNING;

THENCE CONTINUING N00ºl9’18”E ALONG SAID EAST LINE, A DISTANCE OF 164.30 FEET;

THENCE LEAVING SAID EAST LINE S89º40’27”E, A DISTANCE OF 701.23 FEET;

THENCE S07º15’16”W, A DISTANCE OF 87.63 FEET TO THE BEGINNING OF A TANGENT CURVE;

THENCE SOUTHERLY 82.51 FEET ALONG THE ARC OF SAID CURVE, BEING CONCAVE TO THE EAST, HAVING A RADIUS OF 160.00 FEET, THROUGH A CENTRAL ANGLE OF 29º32’53” TO A POINT OF REVERSE CURVATURE;

THENCE SOUTHERLY 115.42 FEET ALONG THE ARC OF SAID CURVE, BEING CONCAVE TO THE WEST, HAVING A RADIUS OF 292.00 FEET, THROUGH A CENTRAL ANGLE OF 22º38’52”;

THENCE S00º21’15”W, A DISTANCE OF 129.15 FEET TO A POINT ON THE NORTHERLY RIGHT-OF-WAY LINE OF EAST MCDOWELL ROAD, AS SHOWN ON THE MAP OF DEDICATION FOR LAS SENDAS, EAST MCDOWELL ROAD, RECORDED IN BOOK 446 OF MAPS, PAGE 18, MARICOPA COUNTY RECORDS;

THENCE N89º38’45”W, ALONG SAID NORTHERLY RIGHT OF-WAY LINE, BEING PARALLEL WITH AND 65.00 FEET NORTH OF THE SOUTH LINE OF THE SOUTHEAST QUARTER OF SAID SECTION, A DISTANCE OF 144.43 FEET;

THENCE CONTINUING ALONG SAID NORTHERLY RIGHT-OF-WAY LINE N89º40’27”W, BEING PARALLEL WITH AND 65.00 FEET NORTH OF THE SOUTH LINE OF THE SOUTHWEST QUARTER OF SAID SECTION, A DISTANCE OF 0.57 FEET;

THENCE LEAVING SAID NORTHERLY RIGHT-OF-WAY LINE N00º09’48”W, A DISTANCE OF 15.00 FEET;

THENCE N89º40’27”W, BEING PARALLEL WITH AND 80.00 FEET NORTH OF SAID SOUTH LINE, A DISTANCE OF 250.96 FEET;

THENCE N00º19’32”E, A DISTANCE OF 100.00 FEET;

THENCE N68º03’02”W, A DISTANCE OF 352.93 FEET TO THE POINT OF BEGINNING.

Mesa MOB

(23) Mesa MOB

Maricopa County, Arizona

PARCEL NO. 1:

THAT PORTION OF TRACT “B”, LEISURE MANOR, A SUBDIVISION RECORDED IN BOOK 106 OF MAPS, PAGE 20, RECORDS OF MARICOPA COUNTY, ARIZONA, LYING WITHIN THE FOLLOWING DESCRIBED PROPERTY:

COMMENCING AT THE NORTHWEST CORNER OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 14, TOWNSHIP 1 NORTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA:

Exhibit A-27

THENCE EAST ALONG THE NORTH LINE OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 14, 540.55 FEET;

THENCE SOUTH 30.00 FEET TO A POINT ON THE SOUTH RIGHT OF WAY LINE OF EAST 6TH STREET AS SHOWN ON THE PLAT OF SAID LEISURE MANOR, THE SAME BEING THE NORTHEAST CORNER OF THE WEST 501 FEET OF SAID TRACT “B” AND THE POINT OF BEGINNING;

THENCE EAST ALONG SAID SOUTH RIGHT OF WAY LINE, 190.46 FEET TO A POINT OF CURVATURE;

THENCE ALONG A CURVE CONCAVE TO THE SOUTHWEST, HAVING A CENTRAL ANGLE OF 90 DEGREES 06 MINUTES 34 SECONDS, A RADIUS OF 12.00 FEET AND AN ARC LENGTH OF 18.87 FEET TO A POINT ON THE WESTERLY RIGHT OF WAY LINE OF NORTH LESUEUR STREET SAID POINT BEING A POINT ON A NON-TANGENT CURVE;

THENCE ALONG SAID WEST RIGHT OF WAY LINE AND ALONG A CURVE CONCAVE TO THE NORTHEAST, HAVING A CENTRAL ANGLE OF 22 DEGREES 00 MINUTES 59 SECONDS, A RADIUS OF 225.00 FEET, AN ARC LENGTH OF 86.46 FEET, AND A RADIAL BEARING OF NORTH 89 DEGREES 51 MINUTES 38 SECONDS EAST TO A POINT OF REVERSE CURVATURE;

THENCE ALONG SAID WEST RIGHT OF WAY LINE AND ALONG A CURVE CONCAVE TO THE SOUTHWEST HAVING A CENTRAL ANGLE OF 22 DEGREES 01 MINUTE 40 SECONDS, A RADIUS OF 175.00 FEET, AND AN ARC LENGTH OF 67.28 FEET;

THENCE SOUTH 00 DEGREES 06 MINUTES 49 SECONDS EAST ALONG THE WESTERLY RIGHT OF WAY LINE OF NORTH LESUEUR STREET, 302.51 FEET;

THENCE SOUTH 89 DEGREES 53 MINUTES 11 SECONDS WEST, 181.15 FEET;

THENCE NORTH 00 DEGREES 56 MINUTES 00 SECONDS EAST, 239.87 FEET;

THENCE WEST, 59.00 FEET;

THENCE NORTH 00 DEGREES 56 MINUTES 00 SECONDS EAST, 225.00 FEET TO THE POINT OF BEGINNING.

Stapley Building

(24) Stapley Building

Maricopa County, Arizona

PARCEL NO. 1:

THE SOUTH 60 FEET OF THE NORTH 235 FEET OF THE WEST 175 FEET OF THE NORTHWEST QUARTER OF SECTION 24, TOWNSHIP 1 NORTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA.

Exhibit A-27

PARCEL NO. 2:

THE EAST 120 FEET OF THE WEST 295.4 FEET OF THE SOUTH 120.4 FEET OF THE NORTH 295.4 FEET OF THE NORTHWEST QUARTER OF SECTION 24, TOWNSHIP 1 NORTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA.

EXCEPT THE EAST 100 FEET OF THE WEST 295.4 FEET OF THE SOUTH 120.4 FEET OF THE NORTH 295.4 FEET OF THE NORTHWEST QUARTER OF SECTION 24, TOWNSHIP 1 NORTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA.

Coyote Landing Condos (Tax Parcel ID 220-73-568 and (Tax Parcel ID 220-73-569)

(25&26) Coyote Landing Condos

Maricopa County, Arizona

PARCEL NO. 1:

UNIT 1050, COYOTE LANDING CONDOMINIUMS, ACCORDING TO DECLARATION OF CONDOMINIUM RECORDED IN DOCUMENT NO. 2006-1080757 OF OFFICIAL RECORDS AND AMENDMENTS RECORDED AS 2007-0611916 OF OFFICIAL RECORDS AND RECORDED AS 2012-0725816 OF OFFICIAL RECORDS AND PLAT RECORDED IN BOOK 781 OF MAPS, PAGE 26, RECORDS OF MARICOPA COUNTY, ARIZONA.

PARCEL NO. 2:

UNIT 1051, COYOTE LANDING CONDOMINIUMS, ACCORDING TO DECLARATION OF CONDOMINIUM RECORDED IN DOCUMENT NO. 2006-1080757 OF OFFICIAL RECORDS AND AMENDMENTS RECORDED AS 2007-0611916 OF OFFICIAL RECORDS AND RECORDED AS 2012-0725816 OF OFFICIAL RECORDS AND PLAT RECORDED IN BOOK 781 OF MAPS, PAGE 26, RECORDS OF MARICOPA COUNTY, ARIZONA.

West Loop Family Medicine

(27) West Loop Family Medicine

Odessa, Ector County, Texas

Legal description of land: LOT 10, BLOCK 1, REPLAT OF THE WEST PART OF LOT 1, BLOCK 1, CIELO VISTA ADDITION, AN ADDITION TO THE CITY OF ODESSA, ECTOR COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT OF RECORD IN CABINET A, PAGE 38-B, PLAT RECORDS, ECTOR COUNTY, TEXAS.

1.253 acres adjacent to Senior Center

(28) 1.253 acres adjacent to Senior Center

Texarkana, Arkansas

All of Lot Numbered Two (2) of SEABOARD SUBDIVISION to the City of Texarkana, Miller County, Arkansas, a subdivision of a part of the NW 1/4 of the NW 1/4 of Section 8, T. 15 S. R 28 W., according to the map or plat of said subdivision recorded as Document No. 2012R009103 of the Records of Miller County, Arkansas.

[The remainder of this page intentionally left blank]

Exhibit A-27

Dr. Wever Specialty Clinic

LOTS 1, 2 AND 3, WEST CORNING SUBDIVISION, TOGETHER WITH PARCELS A AND B, DESCRIBED BELOW, AND EXCEPTING THEREFROM THAT PROPERTY DESCRIBED AS PARCELS C AND D, BELOW, COUNTY OF TELLER, STATE OF COLORADO.

PARCEL A:

A TRACT OF PARCEL OF LAND 226x OF THE DEPARTMENT OF TRANSPORTATION, STATE OF COLORADO, PROJECT NUMBER CXFC 43-0024-21. UNIT 2, IN THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 12 SOUTH, RANGE 69 WEST OF THE SIXTH PRINCIPAL MERIDIAN, COUNTY OF TELLER, STATE OF COLORADO, SAID TRACT OR PARCEL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID SECTION 24 (A 3 1/4” CAP); THENCE NORTH 33°15’59” EAST, A DISTANCE OF 734.361 METERS (2409.32 FEET) TO THE POINT OF BEGINNING;

1. THENCE NORTH 38º’23’11” EAST, A DISTANCE OF 82.929 METERS (272.08 FEET);

2. THENCE SOUTH 25°39’45” WEST, A DISTANCE OF 77.177 METERS (253.20 FEET);

3. THENCE NORTH 75°50’06” WEST, A DISTANCE OF 18.639 METERS (61.15 FEET), MORE OR LESS, TO THE POINT OF BEGINNING.

BASIS OF BEARING: THE BASIS OF BEARING FOR PROJECT REFERENCE IS A LINE FROM CDOT CONTROL MONUMENT 464 (S.H. 24, M.P. 284.6 RT.) TO CDOT CONTROL MONUMENT 468 (S.H. 67, M.P. 77.1 LT.), HAVING A BEARING OF NORTH 10°41’46” WEST.

PARCEL B:

A TRACT OF LAND NUMBER 226XA OF THE DEPARTMENT OF TRANSPORTATION, STATE OF COLORADO, PROJECT NUMBER CXFC 43-0024-21. UNIT 2, IN THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 12 SOUTH, RANGE 69 WEST OF THE SIXTH PRINCIPAL MERIDIAN, COUNTY OF TELLER, STATE OF COLORADO, SAID TRACT OR PARCEL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID SECTION 24 (A 3 1/4” CAP); THENCE NORTH 30°00’19” EAST, A DISTANCE OF 786.891 METERS (2581.66 FEET) TO THE POINT OF BEGINNING;

1. THENCE SOUTH 57°05’07” WEST, A DISTANCE OF 9.670 METERS (31.73 FEET);

Exhibit A-27

2. THENCE SOUTH 72°43’55” WEST, A DISTANCE OF 19.798 METERS (64.95 FEET);

3. THENCE NORTH 3°20’47” WEST, A DISTANCE OF 8.531 METERS (27.99 FEET);

4. THENCE NORTH 84°34’20” EAST, A DISTANCE OF 27.646 METERS (90.70 FEET), MORE OR LESS, TO THE POINT OF BEGINNING.

BASIS OF BEARING: THE BASIS OF BEARING FOR PROJECT REFERENCE IS A LINE FROM CDOT CONTROL MONUMENT 464 (S.H. 24, M.P. 284.6 RT.) TO CDOT CONTROL MONUMENT 468 (S.H. 67, M.P. 77.1 LT.), HAVING A BEARING OF NORTH 10°41’46” WEST.

PARCEL C: (EXCEPTION PARCEL)

A TRACT OF LAND NUMBER 226 OF THE DEPARTMENT OF TRANSPORTATION, STATE OF COLORADO, PROJECT NUMBER CXFC 43-0024-21. UNIT 2, IN THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 12 SOUTH, RANGE 69 WEST OF THE SIXTH PRINCIPAL MERIDIAN, COUNTY OF TELLER, STATE OF COLORADO, SAID TRACT OR PARCEL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS;

BEGINNING AT THE SOUTHWEST CORNER OF SAID SECTION 24 (A 3 1/4” CAP); THENCE NORTH 34°12’16” EAST, A DISTANCE OF 655.082 METERS (2149.21 FEET) TO THE POINT OF BEGINNING;

1. THENCE NORTH 3°23 ’17” WEST, A DISTANCE OF 136.726 METERS (448.58 FEET);

2. THENCE NORTH 84°34’20” EAST, A DISTANCE OF 33.486 METERS (109.86 FEET);

3. THENCE SOUTH 57°05’57” WEST, A DISTANCE OF 9.670 METERS (31.73 FEET);

4. THENCE SOUTH 72°43’55” WEST, A DISTANCE OF 19.798 METERS (64.95 FEET);

5. THENCE SOUTH 2°19’20” WEST, A DISTANCE OF 28.524 METERS (93.58 FEET);

6. THENCE SOUTH 53°27’56” EAST, A DISTANCE OF 46.663 METERS (153.09 FEET);

7. THENCE SOUTH 38°23’09” WEST, A DISTANCE OF 6.030 METERS (19.78 FEET);

8. THENCE SOUTH 24°31’00” WEST, A DISTANCE OF 21.275 METERS (69.80 FEET);

9. THENCE SOUTH 24°32’50” WEST, A DISTANCE OF 52.945 METERS (173.70 FEET), MORE OR LESS, TO THE POINT OF BEGINNING.

BASIS OF BEARING: THE BASIS OF BEARING FOR PROJECT REFERENCE IS A LINE FROM CDOT CONTROL MONUMENT 464 (S.H. 24, M.P. 284.6 RT.) TO CDOT CONTROL MONUMENT 468 (S.H. 67, M.P. 77.1 LT.), HAVING A BEARING OF NORTH 10°41’46” WEST.

PARCEL D: (EXCEPTION PARCEL)

A TRACT OF LAND NUMBER 226A OF THE DEPARTMENT OF TRANSPORTATION, STATE OF COLORADO, PROJECT NUMBER CXFC 43-0024-21. UNIT 2, IN THE SOUTHWEST QUARTER OF SECTION 24, TOWNSHIP 12 SOUTH, RANGE 69 WEST OF THE SIXTH PRINCIPAL MERIDIAN, COUNTY OF TELLER, STATE OF COLORADO, SAID TRACT OR PARCEL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS;

Exhibit A-27

BEGINNING AT THE SOUTHWEST CORNER OF SAID SECTION 24 (A 3 1/4” CAP); THENCE NORTH 33°15’59” EAST, A DISTANCE OF 734.361 METERS (2409.32 FEET) TO THE POINT OF BEGINNING;

1. THENCE SOUTH 75°50’06” EAST, A DISTANCE OF 5.532 METERS (18.15 FEET);

2. THENCE NORTH 53°20’27” WEST, A DISTANCE OF 49.957 METERS (163.90) FEET;

3. THENCE NORTH 3°20’47” WEST, A DISTANCE OF 27.853 METERS (91.38 FEET);

4. THENCE SOUTH 2°19’20” WEST, A DISTANCE OF 28.524 METERS (93.58 FEET);

5. THENCE SOUTH 53°27’56’ EAST, A DISTANCE OF 46.663 METERS (153.09 FEET), MORE OR LESS, TO THE POINT OF BEGINNING.

BASIS OF BEARING: THE BASIS OF BEARING FOR PROJECT REFERENCE IS A LINE FROM CDOT CONTROL MONUMENT 464 (S.H. 24, M.P. 284.6 RT.) TO CDOT CONTROL MONUMENT 468 (S.H. 67, M.P. 77.1 LT.), HAVING A BEARING OF NORTH 10°41’46” WEST.

BEING ONE AND THE SAME PROPERTY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF SAID LOT 1, WEST CORNING SUBDIVISION OF THE RECORDS OF TELLER COUNTY, COLORADO CLERK AND RECORDER; THENCE NORTH 84°31’10” EAST ALONG THE NORTHERLY LINE OF SAID LOT 1, A DISTANCE OF 19.21 FEET TO THE NORTHWEST CORNER OF THAT TRAC T OF LAND AS DESCRIBED IN INSTRUMENT RECORDED UNDER RECEPTION NUMBER 529404 OF SAID COUNTY RECORDS AND PARCEL B AS DESCRIBED ON THE ABOVE LEGAL DESCRIPTIONS AND ALSO BEING THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE CONTINUING NORTH 85°08’08” EAST ALONG THE NORTHERLY LINE OF SAID WEST CORNING SUBDIVISION, A DISTANCE OF 217.91 FEET TO AN ANGLE POINT ON THE BOUNDARY OF SAID SUBDIVISION AND ALSO BEING A POINT ON THE WESTERLY BOUNDARY OF U.S. HIGHWAY NO. 24; THENCE SOUTH 33°19’18” WEST ALONG THE BOUNDARY OF SAID WEST CORNING SUBDIVISION, A DISTANCE OF 33.87 FEET TO AN ANGLE POINT ON THE BOUNDARY OF THAT TRACT OF LAND AS DESCRIBED UNDER RECEPTION NUMBER 505429 OF SAID COUNTY RECORDS AND AS PARCEL A AS DESCRIBED IN THE ABOVE LEGAL DESCRIPTIONS; THENCE SOUTH 25°39’45” WEST ALONG THE EASTERLY BOUNDARY OF SAID PARCEL A, A DISTANCE OF 253.08 TO THE SOUTHEAST CORNER THEREOF; THENCE NORTH 75°59’40” WEST ALONG THE SOUTHERLY LINE OF SAID PARCEL A, A DISTANCE OF 43.12 FEET TO A POINT ON THE BOUNDARY OF THAT TRACT OF LAND AS DESCRIBED UNDER RECEPTION NUMBER 529063 UNDER SAID COUNTY RECORDS AND PARCEL D AS DESCRIBED IN THE ABOVE LEGAL DESCRIPTIONS;

THENCE ALONG THE BOUNDARY OF SAID PARCEL D, THE FOLLOWING TWO COURSES:

(1) THENCE NORTH 53°16’12” WEST A DISTANCE OF 163.90 FEET;

(2) THENCE NORTH 03°17’ 05” WEST A DISTANCE OF 91.38 FEET TO THE POINT OF BEGINNING, COUNTY OF TELLER, STATE OF COLORADO.

Exhibit A-27

Exhibit B-14

Permitted Exceptions – Glenwood Land

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Exhibit B-14

Exhibit B-15

Permitted Exceptions – Jordan Valley Land

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Exhibit B-15

Exhibit B-16

Permitted Exceptions – Odessa Land

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Exhibit B-16

Exhibit B-17

Permitted Exceptions – Mountain Point Land

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Exhibit B-17

Exhibit B-18

Permitted Exceptions – Mountain Vista Land

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Exhibit B-18

Exhibit B-19

Permitted Exceptions – Salt Lake Land

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Exhibit B-19

Exhibit B-20

Permitted Exceptions – Southeast Texas Land

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Exhibit B-20

Exhibit B-21

Permitted Exceptions – Southwest General Land

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Exhibit B-21

Exhibit B-22

Permitted Exceptions – St. Joseph Land

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Exhibit B-22

Exhibit B-23

Permitted Exceptions – St. Luke’s Land

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Exhibit B-23

Exhibit B-24

Permitted Exceptions – St. Luke’s Behavioral Land

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Exhibit B-24

Exhibit B-25

Permitted Exceptions – Tempe Land

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Exhibit B-25

Exhibit B-26

Permitted Exceptions – Wadley Land

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Exhibit B-26

Exhibit B-27

Permitted Exceptions – Ancillary Land

Development Land around Medical Center of SE Texas

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Federal Building

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Port Arthur Development Land

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Mid Jefferson Hospital

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds,

Exhibit B-27

rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Wadley Gander Mountain Land

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Development Land Near St. Michael’s

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Development Land Near St. Luke’s

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

5 Lots in Apache County, Arizona

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Exhibit B-27

Ogden, Utah Development Land

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Development Land Near St. Joseph’s Hospital

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Convent

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Development Land Around Southwest General

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Exhibit B-27

Las Sendas Development Land

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Mesa MOB

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Stapley Building

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Coyote Landing Condo (Tax Parcel ID 220-73-568)

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Exhibit B-27

Coyote Landing Condo (Tax Parcel ID 220-73-569)

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

West Loop Family Medicine

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

1.253 acres adjacent to Senior Center

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Dr. Wever Specialty Clinic

SUBJECT TO current real property taxes and all unpaid, non-delinquent general and special taxes and assessments; all covenants, conditions, reservations, rights, easements, leaseholds, rights of way, and restrictions of public record; all zoning ordinances and regulations and any other laws, ordinances or governmental regulations restricting or regulating the use, occupancy or enjoyment of the Property

[Permitted Exceptions to updated post-Closing to match title policies in accordance with side letter.]

Exhibit B-27

EXHIBIT C

Existing Subleases

None.

Exhibit C

Schedule 1

New Lessors	New Lessees

1. MPT OF MESA, LLC

2. MPT OF WEST MONROE, LLC

3. MPT OF PORT ARTHUR, LLC

4. MPT OF WEST VALLEY CITY, LLC

5. MPT OF HOPE-STEWARD, LLC

6. MPT OF ODESSA-STEWARD, LLC

7. MPT OF HOUSTON-STEWARD, LLC

8. MPT OF PHOENIX-STEWARD, LLC

9. MPT OF PHOENIX BEHAVIORAL-STEWARD, LLC

10. MPT OF SALT LAKE CITY-STEWARD, LLC

11. MPT OF SAN ANTONIO-STEWARD, LLC

12. MPT OF TEMPE-STEWARD, LLC

13. MPT OF TEXARKANA-STEWARD, LLC

LLC

14. MPT OF HOUSTON RE - STEWARD, LLC

16. MPT OF MARICOPA RE - STEWARD, LLC

17. MPT OF ODESSA RE - STEWARD, LLC

18. MPT OF OGDEN RE - STEWARD, LLC

19. MPT OF PHOENIX RE - STEWARD, LLC

20. MPT OF PORT ARTHUR RE - STEWARD, LLC

21. MPT OF WOODLAND PARK RE - STEWARD, LLC

22. MPT OF SAN ANTONIO RE - STEWARD, LLC

23. MPT OF LEHI-STEWARD, LLC

1. MOUNTAIN VISTA MEDICAL CENTER, L.P.

2. IASIS GLENWOOD REGIONAL MEDICAL CENTER, LP

3. THE MEDICAL CENTER OF SOUTHEAST TEXAS, LP

4. JORDAN VALLEY MEDICAL CENTER, LP

5. ST. LUKE’S MEDICAL CENTER, L.P.

6. ST. LUKE’S BEHAVIORAL HOSPITAL, L.P.

7. BRIM HOLDING COMPANY, INC.

8. ODESSA REGIONAL HOSPITAL, L.P.

9. SOUTHWEST GENERAL HOSPITAL, L.P.

10. S.J. MEDICAL CENTER, LLC

11. SALT LAKE REGIONAL MEDICAL CENTER, L.P.

12. MESA GENERAL HOSPITAL, L.P.

13. IASIS HEALTHCARE HOLDINGS, INC.

14. IASIS FINANCE TEXAS HOLDINGS, LLC

15. SEABOARD DEVELOPMENT, LLC

16. SEABOARD DEVELOPMENT PORT ARTHUR LLC

17. BRIM HEALTHCARE OF TEXAS, LLC

18. IASIS MANAGEMENT COMPANY

19. BEAUMONT HOSPITAL HOLDINGS, INC.

20. BRIM HEALTHCARE OF COLORADO, LLC

Schedule 1

Schedule 1-A

1.      MPT of Brighton-Steward, LLC;

2.      MPT of Brockton-Steward, LLC;

3.      MPT of Easton-Steward, LLC;

4.      MPT of Fall River-Steward, LLC;

5.      MPT of Hillside-Steward, LLC

6.      MPT of Melbourne-Steward, LLC;

7.      MPT of Methuen-Steward, LLC;

8.      MPT of Rockledge-Steward, LLC;

9.      MPT of Sebastian-Steward, LLC;

10.    MPT of Sharon-Steward, LLC;

11.    MPT of Taunton-Steward, LLC;

12.    MPT of Warren-Steward, LLC;

13.    MPT of Youngstown-Steward, LLC;

14.    MPT of Mesa, LLC

15.    MPT of West Monroe, LLC

16.    MPT of Port Arthur, LLC

17.    MPT of West Valley City, LLC

18.    MPT of Hope-Steward, LLC

19.    MPT of Odessa-Steward, LLC

20.    MPT of Houston-Steward, LLC

21.    MPT of Phoenix-Steward, LLC

22.    MPT of Phoenix Behavioral-Steward, LLC

23.    MPT of Salt Lake City-Steward, LLC

24.    MPT of San Antonio-Steward, LLC

25.    MPT of Tempe-Steward, LLC

26.    MPT of Texarkana-Steward, LLC

27.    MPT of Houston RE - Steward, LLC

28.    MPT of Maricopa RE - Steward, LLC

29.    MPT of Odessa RE - Steward, LLC

30.    MPT of Ogden RE - Steward, LLC

31.    MPT of Phoenix RE - Steward, LLC

32.    MPT of Port Arthur RE - Steward, LLC

33.    MPT of Woodland Park RE - Steward, LLC

34.    MPT of San Antonio RE - Steward, LLC

35.    MPT of Lehi-Steward, LLC

each a Delaware limited liability company, collectively, jointly and severally, as Lessor.

Schedule 1-A

Schedule 1-B

1.      Steward St. Elizabeth’s Medical Center of Boston, Inc.

2.      Steward Good Samaritan Medical Center, Inc.

3.      Steward Holy Family Hospital, Inc.

4.      Steward St. Anne’s Hospital Corporation

5.      Morton Hospital, A Steward Family Hospital, Inc.

6.      Steward Hillside Rehabilitation Hospital, Inc.

7.      Steward Trumbull Memorial Hospital, Inc.

8.      Steward Northside Medical Center, Inc.

9.      Steward Easton Hospital, Inc.

10.    Steward Sharon Regional Health System, Inc.

11.    Steward Sebastian River Medical Center, Inc.

12.    Steward Rockledge Hospital, Inc.

13.    Steward Melbourne Hospital, Inc.

14.    Beaumont Hospital Holdings, Inc.

15.    IASIS Management Company

16.    IASIS Healthcare Holdings, Inc.

17.    Brim Holding Company, Inc.

         each a Delaware corporation;

18.    Steward Medical Group, Inc., a Massachusetts corporation;

19.    SHC Youngstown Ohio PSC LLC

20.    Brevard SHC Holdings LLC

21.    Steward Florida ASC LLC

22.    Seaboard Development Port Arthur LLC

23.    Brim Healthcare of Texas, LLC

24.    IASIS Finance Texas Holdings, LLC

         each a Delaware limited liability company;

25.    Mountain Vista Medical Center, LP

26.    IASIS Glenwood Regional Medical Center, LP

27.    The Medical Center of Southeast Texas, LP

28.    Jordan Valley Medical Center, L.P.

29.    St. Luke’s Medical Center, L.P.

30.    St. Luke’s Behavioral Hospital, L.P.

31.    Odessa Regional Hospital, L.P.

32.    Southwest General Hospital, L.P.

33.    Salt Lake Regional Medical Center, L.P.

34.    Mesa General Hospital, L.P.

         each a Delaware limited partnership;

35.    S.J. Medical Center, LLC,

         a Texas limited liability company;

36.    Brim Healthcare of Colorado, LLC

         a Colorado limited liability company;

37.    Seaboard Development, LLC, a Utah limited liability company collectively, jointly and severally, as Lessee.

Schedule 1-B

Schedule 1-C

Ancillary Parties and Properties

No.	Ancillary Property	Address	Tax Parcel ID	Ancillary Property Lessor	Ancillary Property Lessee
1.	Development Land around Medical Center of SE Texas	Port Arthur, TX	049400-000-048868-00420-1, 049400-000-048861-00000-4, 049400-000-048861-00100-3, 049400-000-048868-00430-9, 049400-000-048899-00200-2, 049400-000-048899-00400-0, 049400-000-048865-00000-5	MPT of Port Arthur RE-Steward, LLC	Seaboard Development Port Arthur, LLC

2.	Federal Building	2875 Jimmy Johnson Blvd Port Arthur, TX	020175-000-000100-00000-4, 049400-000-048844-00100-9	MPT of Port Arthur RE-Steward, LLC	IASIS Finance Texas Holdings LLC

3.	Port Arthur Development Land	2002 Proctor St Port Arthur, TX	053400-000-175800-00000-0	MPT of Port Arthur RE-Steward, LLC	Beaumont Hospital Holdings, Inc

4.	Mid Jeff Hospital	Highway 365 Nederland, TX	049401-000/015600-00000	MPT of Port Arthur RE-Steward, LLC	IASIS Healthcare Holdings, Inc.

5.	Wadley Gander Mtn Land	Texarkana, TX	02620011800 (4921/198184), 27286000220 (68767/198184)	MPT of Texarkana Steward, LLC	Seaboard Development, LLC

6.	Development Land Near St. Michael’s	Texarkana, TX	14870000100 (33130/177532), 14870000101 (66071/177532)	MPT of Texarkana Steward, LLC	Brim Healthcare of Texas, LLC

Schedule 1-C

7.	Development Land Near St. Luke’s	Phoenix, AZ

116-10-010A,
116-10-013A,
116-10-017A,
116-10-021A,
116-16-065,
116-16-066,
116-16-067,
116-16-068,
116-17-002,
116-17-003A,
116-17-004,
116-17-006,
116-17-008,
116-17-010,
116-17-018,
116-17-019,
116-17-021A,
116-17-022,
116-17-023

116-17-024,
116-17-025,
116-17-026,
116-17-027,
116-17-028,
116-17-034A,
116-17-035,
116-17-036,
116-17-037,
116-17-038,
116-17-039,
116-17-040,
116-17-041,
116-17-042,
116-17-043,
116-17-044,
116-17-045,
116-17-046,
116-17-047

116-17-048,
116-17-049,
116-17-160,
116-17-161,
116-17-162,
116-17-163

				MPT of Phoenix RE-Steward, LLC	St. Luke’s Medical Center, LP

8.	5 lots in Apache County, AZ	Apache County, AZ	107-28-034, 107-31-092, 107-33-066, 107-33-083, 107-33-084	MPT of Phoenix RE-Steward, LLC	St. Luke’s Medical Center, LP

9.	Ogden, UT Development Land	Ogden, UT	12-193-0005, 12-193-0006	MPT of Ogden RE-Steward, LLC	Seaboard Development, LLC

10.	Development Land Near St. Joseph’s Hospital	Houston, TX	002-080-000-0001 002-081-000-0001	MPT of Houston RE-Steward, LLC	SJ Medical Center, LLC

11.	Convent	Houston, TX	Part of 002-116-000-0001	MPT of Houston RE-Steward, LLC	SJ Medical Center, LLC

12.	Development Land Around Southwest General	San Antonio, TX	Part of 11186-000-1063	MPT of San Antonio RE-Steward, LLC	Southwest General Hospital, LP

13.	Las Sendas Development Land	North Mesa, AZ	219-19-007T	MPT of Maricopa RE-Steward, LLC	Seaboard Development, LLC

14.	Mesa MOB	455 East 6th Street Mesa, AZ	137-11-109C	MPT of Maricopa RE-Steward, LLC	Mesa General Hospital, LP

Schedule 1-C

15.	Stapley Building	325 North Stapley Drive Mesa, AZ	138-07-107J, 138-07-107K	MPT of Maricopa RE-Steward, LLC	Mesa General Hospital, LP

16.	Coyote Landing Condo	Mesa, AZ	220-73-568	MPT of Maricopa RE-Steward, LLC	IASIS Management Company

17.	Coyote Landing Condo	Mesa, AZ	220-73-569	MPT of Maricopa RE-Steward, LLC	IASIS Management Company

18.	West Loop Family Medicine	West University Odessa, TX	R100057296	MPT of Odessa RE-Steward, LLC	IASIS Healthcare Holdings, Inc.

19.	1.253 acres adjacent to Senior Center	Texarkana, AR	649-002-0	MPT of Texarkana Steward, LLC	Seaboard Development, LLC

20.	Dr. Wever Specialty Clinic	West Highway 24 Woodland Park, CO 80863	6329-243001110, 6329-243380040	MPT of Woodland Park RE-Steward, LLC	Brim Healthcare of Colorado, LLC

Schedule 1-C

Schedule 3.1(a)

Lease Bases

As of September 29, 2017, the “Lease Base” for each of the Properties are as follows:

Property	Lease Base
Good Samaritan	$98,690,228.34
Holy Family (Hospital)	$129,908,397.44
Morton	$88,619,891.22
St. Anne’s	$96,676,152.93
St. Elizabeth	$190,330,660.19
Easton Property	$61,078,152.00
Hillside Property	$20,692,598.00
Northside Medical Property	$9,796,496.00
Sebastian Property	$60,578,331.00
Sharon Property	$18,393,421.00
Trumbull Property	$61,677,936.00
Wuesthoff Melbourne Property	$25,790,774.00
Wuesthoff Rockledge Property	$43,284,517.00
Glenwood Property	$95,271,399.00
Jordan Valley Property	$68,283,071.00
Odessa Property	$141,200,000.00
Mountain Point Property	$49,600,000.00
Mountain Vista Property	$112,047,210.00
Salt Lake Property	$127,600,000.00
Southeast Texas Property	$81,934,040.00
Southwest General Property	$41,500,000.00
St. Joseph Property	$137,000,000.00
St. Luke’s Property	$94,600,000.00
St. Luke’s Behavioral Property	$32,200,000.00
Tempe Property	$19,700,000.00
Wadley Property	$5,900,000.00
Ancillary Properties	$ 50,700,000.00 (allocation detail for each of the Ancillary Properties appears on the following page)

$1,963,053,275.12

and, in each case, plus all out of pocket costs and expenses not included in such sum which are incurred or paid in connection with the purchase and lease of each of the Properties, including, but not limited to property transfer taxes, legal, appraisal, title, survey, environmental, seismic, engineering and other fees and expenses paid in connection with the inspection of the Properties and each Facility, and paid to advisors and brokers (except to the extent such items are paid by the Lessees), and shall include the costs of Capital Additions funded by Lessor (and Lessor’s Affiliates) as provided in Section 10.3 of this Lease with respect to each Property. Notwithstanding any provision hereof, no item shall be included in the Lease Base for purposes

Schedule 3.1(a)

of this Lease to the extent that such item (i) is paid separately by Lessee or is subject to a separate repayment obligation of Lessee, or (ii) was expressly required to be paid by Lessor or its Affiliates pursuant to the Real Estate Contact, CHS Master Agreement, or the IASIS Master Agreement.

Allocations for each of the Ancillary Properties as of September 29, 2017

SW General Development Land		$1,800,000

St. Joseph Development Land Convent	$ $	7,740,000 1,200,000

St. Luke’s Development Land Apache County Lots	$ $	3,550,737 4,076

Ogden Undeveloped Land Texarkana Development Land Mesa Undeveloped Land 1.25 Acres at Senior Center	$ $ $ $	6,114,886 8,472,332 1,349,216 147,744

Mesa MOB Stapley Building	$ $	1,081,703 158,544

Coyote Landing Condos		$252,692

Texarkana (Cowhorn Creek Land)		$5,040,000

Mid Jefferson Hospital West Loop Family Medicine, Odessa	$ $	3,701,525 313,383

Federal Building Port Arthur Dev. Land (7 acres)	$ $	1,369,627 7,189,476

Port Arthur Development Land		$669,010

2002 Proctor St, Port Arthur		$14,395

Dr. Wever Specialty Clinic		$530,654

TOTAL		$50,700,000

Schedule 3.1(a)

Schedule 9.3

Security Deposit

The “Allocated Deposit” for each of the Properties are as follows:

Property	Allocated Deposit
Good Samaritan	$1,668,627.32
Holy Family (Hospital)	$2,196,455.58
Morton	$1,498,360.82
St. Anne’s	$1,634,573.90
St. Elizabeth	$3,218,058.64
Easton Property	$1,037,907.90
Hillside Property	$351,631.64
Northside Medical Property	$166,472.96
Sebastian Property	$1,029,414.38
Sharon Property	$312,561.46
Trumbull Property	$1,048,100.10
Wuesthoff Melbourne Property	$438,265.52
Wuesthoff Rockledge Property	$735,538.66
Glenwood Property	$1,624,898.73
Jordan Valley Property	$1,164,600.05
Odessa Property	$2,408,232.73
Mountain Point Property	$845,951.44
Mountain Vista Property	$1,911,018.12
Salt Lake Property	$2,176,278.30
Southeast Texas Property	$1,397,423.77
Southwest General Property	$707,802.11
St. Joseph Property	$2,336,599.74
St. Luke’s Property	$1,613,447.71
St. Luke’s Behavioral Property	$549,186.22
Tempe Property	$335,992.81
Wadley Property	$100,627.29
Ancillary Properties	$864,712.46

Schedule 9.3

Schedule 40.25

Property Specific Provisions

(a) With respect to the Trumbull Property, the following terms and conditions shall apply:

(i) Former UST Closure. Lessee shall submit the necessary documentation to Ohio EPA (“OEPA”) or the Ohio Division of State Fire Marshall, Bureau of Underground Storage Tank Registration (“BUSTR”), and shall comply with all applicable regulatory requirements to obtain a No Further Action (“NFA”) or similar regulatory closure letter from OEPA or BUSTR. To the extent permitted by OEPA and BUSTR, Lessee will be allowed to use (and Lessor will consent to) commercially reasonable engineering and institutional controls in connection with or as a condition of obtaining a NFA or similar regulatory closure letter from OEPA or BUSTR.

(ii) Current UST. Lessee hereby covenants to register the existing UST with OEPA or BUSTR and pay any and all associated fees to bring such UST into regulatory compliance with all environmental laws and regulations.

(b) With respect to the Sharon Property, the following terms and conditions shall apply:

(i) RCRA Generator ID. Within 60 days following the applicable Commencement Date for the Sharon Property, Lessee hereby covenants to file paperwork to obtain an EPA RCRA Hazardous Waste Generator ID number.

(c) With respect to the Sebastian Property and 2580, 2598, and 2600 Elm Road, Cortland, Ohio, the following terms and conditions shall apply:

(i) Within 60 days following the applicable Commencement Date for the Sebastian Property and 2580, 2598, and 2600 Elm Road, Cortland, Ohio, Lessee hereby covenants to retain an environmental consultant to prepare Spill, Control, and Countermeasure (SPCC) Plans.

(d) With respect to the Odessa Property, the following terms and conditions shall apply:

(i) Within 30 days following the applicable Commencement Date for the Odessa Property, Lessee hereby covenants to retain Terracon Consultants or another reputable environmental consultant to conduct a Limited Phase II Site Assessment for the purpose of investigating the following Recognized Environmental Conditions (“RECs”) identified in Terracon’s Phase I Environmental Site Assessment:(x) onsite former auto repair shops to the extent appropriate boring locations can be reasonably drilled in the location of these former auto repair shops, and (y) to the extent historic closure documentation cannot be obtained, a former 4,000 gallon diesel UST and a former 100 gallon acid UST of unknown location to the extent that the locations of these former tank can be reasonably determined.

(e) With respect to the St. Luke’s Property, the following terms and conditions shall apply:

Schedule 40.25

(i) Within 30 days following the applicable Commencement Date for the St. Luke’s Property, Lessee hereby covenants to retain Terracon Consultants or another reputable environmental consultant to conduct a Limited Phase II Site Assessment for the purpose of investigating the former onsite automotive repair building located on the undeveloped land that could not be accessed during the Phase I.

(f) With respect to the Salt Lake Property, the following terms and conditions shall apply:

(i) Within 30 days following the applicable Commencement Date for the Salt Lake Property, Lessee hereby covenants to retain Terracon Consultants or another reputable environmental consultant to conduct a Limited Phase II Site Assessment for the purpose of investigating the historical laundry facility.

Schedule 40.25

Schedule 40.30

State Specific Provisions

(a) Ohio: As to the Ohio Property, without limiting any other provisions of this Lease, Lessee shall pay Lessor’s reasonable attorneys’ fees and other costs incurred to comply with any applicable statutes governing forcible entry and detainer.

(b) Pennsylvania: As to the Pennsylvania Property, without limiting any other provisions of this Lease, the following additional provisions shall apply:

(i)

AFTER AN EVENT OF DEFAULT OR THE EXPIRATION OF THE TERM WITHOUT RENEWAL, FOR THE PURPOSE OF OBTAINING POSSESSION OF ANY PORTION OF THE PENNSYLVANIA PROPERTY, LESSEE HEREBY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, AS AN ATTORNEY FOR LESSEE AND ALL PERSONS CLAIMING UNDER AND THROUGH LESSEE, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST LESSEE FOR POSSESSION OF SUCH PENNSYLVANIA PROPERTY, AND AGAINST ALL PERSONS CLAIMING UNDER OR THROUGH LESSEE, IN FAVOR OF LESSOR, FOR RECOVERY BY LESSOR OF POSSESSION THEREOF, FOR WHICH THIS LEASE OR A COPY HEREOF VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT; AND THEREUPON A WRIT OF POSSESSION MAY IMMEDIATELY ISSUE FOR POSSESSION OF SUCH PENNSYLVANIA PROPERTY, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER AND WITHOUT ANY STAY OF EXECUTION. IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED THE SAME SHALL BE TERMINATED AND THE POSSESSION OF SUCH PENNSYLVANIA PROPERTY REMAINS IN OR IS RESTORED TO LESSEE, LESSOR SHALL HAVE THE RIGHT UPON ANY SUBSEQUENT EVENT OF DEFAULT TO CONFESS JUDGMENT IN ONE OR MORE FURTHER ACTIONS IN THE MANNER AND FORM SET FORTH ABOVE TO RECOVER POSSESSION OF SUCH PENNSYLVANIA PROPERTY FOR SUCH SUBSEQUENT EVENT OF DEFAULT. LESSEE WAIVES ALL ERRORS IN CONNECTION WITH ANY SUCH CONFESSION OF JUDGMENT. NO TERMINATION OF THIS LEASE, NOR TAKING, NOR RECOVERING POSSESSION OF ANY PORTION OF THE PENNSYLVANIA PROPERTY SHALL DEPRIVE LESSOR OF ANY REMEDIES OR ACTION AGAINST LESSEE FOR RENT AND ADDITIONAL CHARGES OR FOR DAMAGES DUE OR TO BECOME DUE FOR THE BREACH OF ANY CONDITION OR COVENANT HEREIN CONTAINED, NOR SHALL THE BRINING OF ANY SUCH ACTION FOR RENT AND ADDITIONAL CHARGES, OR BREACH OF COVENANT OR CONDITION NOR THE RESORT TO ANY OTHER REMEDY HEREIN PROVIDED FOR THE RECOVERY OF RENT AND

Schedule 40.30

ADDITIONAL CHARGES OR DAMAGES FOR SUCH BREACH BE CONSTRUED AS A WAIVER OF THE RIGHT TO INSIST UPON THE FORFEITURE AN TO OBTAIN POSSESSION IN THE MANNER HEREIN PROVIDED.

(ii)	UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, LESSEE IRREVOCABLY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR LESSEE IN ANY SUCH COURT AT ANY TIME THEREAFTER TO WAIVE THE ISSUANCE AND SERVICE OF PROCESS AND TO CONFESS AND ENTER JUDGMENT AGAINST LESSEE AND IN FAVOR OF LESSOR FOR SUCH AGGREGATE AMOUNT OF RENT AND OTHER CHARGES AND OTHER SUMS DUE TO LESSOR AS ARE UNPAID UNDER THIS LEASE, TOGETHER WITH COSTS AND ATTORNEYS FEES EQUAL TO THE GREATER OF $5,000 OR FIVE PERCENT (5%) OF SUCH UNPAID AMOUNTS. LESSEE HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROTHONOTARY OR ATTORNEY MAY DO BY VIRTUE HEREOF AND WAIVES AND RELEASES ALL ERRORS IN CONNECTION WITH SUCH CONFESSION OF JUDGMENT.

IF A COPY OF THIS LEASE SHALL BE PRODUCED IN ANY PROCEEDINGS BROUGHT UPON THE WARRANT OF ATTORNEY CONTAINED IN THIS PARAGRAPH, SUCH COPY SHALL BE CONCLUSIVE EVIDENCE OF SUCH PROTHONOTARY’S AND/OR ATTORNEY’S AUTHORITY TO TAKE THE ACTION SPECIFIED HEREIN AND IT SHALL NOT BE NECESSARY TO PRODUCE THE ORIGINAL INSTRUMENT. THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT AGAINST THE LESSEE SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, BUT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFORE UNTIL PAYMENT IN FULL OF ALL AMOUNTS DUE UNDER THIS LEASE.

(iii)	Without limiting any other provisions of this Lease, Lessee hereby waives all errors and defects of a procedural nature in any proceedings brought against it by Lessor under this Lease. Lessee further waives the right to any notices to quit as may be specified by applicable law, and agrees that five (5) days’ notice shall be sufficient in any case where a longer period may be statutorily specified.

(c) Florida: As to the Florida Property, without limiting any other provisions of this Lease, the following additional provisions shall apply:

(i)

With and in addition to each monthly payment of Rent and Additional Charges payable by Lessee hereunder, Lessee shall pay to Lessor all applicable sales tax due on or with respect to Rent and Additional Charges due by Lessee hereunder, whether such sales tax is imposed by the State of

Schedule 40.30

Florida or any county, municipality, or other taxing jurisdiction within the State of Florida.

(ii)	A surrender of possession of the Leased Property by Lessee is never intended under this Lease to be a surrender by operation of law nor will such surrender relieve the Lessee of future liability under the terms of this Lease without the express written consent of Lessor.

(d) Arizona: None

(e) Arkansas: None

(f) Colorado: None

(g) Louisiana: As to the Louisiana Property, without limiting any other provisions of this Lease, the following additional provisions shall apply:

1. Louisiana Terminology. The terms “real property” and “real estate” shall mean immovable property; the term “fee owner” shall mean full ownership; the term “personal property” shall mean movable property; the term “tangible property” shall mean corporeal property; the term “intangible property” shall mean incorporeal property; the term “easement” shall mean servitude; the term “buildings” shall include other constructions; the term “fixtures” shall mean “component parts;” the term “county” shall mean parish; and the term “eminent domain” shall include “expropriation”.

2. Assumption of Responsibility by Lessee. In accordance with La. R.S. 9:3221, Lessee hereby assumes full responsibility for the condition of the Leased Property, all buildings and improvements now or hereafter located thereon and all component parts thereof. Accordingly, Lessor shall have no liability for injury caused by any defect therein to Lessee or anyone on the Leased Property who derives his or her right to be thereon from Lessee.

3. ACKNOWLEDGMENT OF WAIVERS OF WARRANTY. PURSUANT TO LOUISIANA CIVIL CODE ARTICLE 2699, LESSEE EXPRESSLY WAIVES, TO THE FULLEST EXTENT POSSIBLE, THE WARRANTY AGAINST VICES OR DEFECTS SET FORTH IN LOUISIANA CIVIL CODE ARTICLE 2696 AND THE WARRANTY FOR UNKNOWN VICES OR DEFECTS SET FORTH IN LOUISIANA CIVIL CODE ARTICLE 2697. BY ITS INITIALING OF THIS SECTION, LESSEE ACKNOWLEDGES THAT THE WAIVERS OF WARRANTY IN THIS LEASE, INCLUDING THE WAIVERS IN THIS SCHEDULE 40.30, HAVE BEEN BROUGHT TO THE ATTENTION OF LESSEE AND ARE GRANTED KNOWINGLY AND VOLUNTARILY.                  (Lessee’s initials)

(h) Texas: As to the Texas Property, without limiting any other provisions of this Lease, the following additional provisions shall apply:

1. Texas Deceptive Trade Practices Consumer Protection Act. Lessor and Lessee each acknowledge, on its own behalf and on behalf of its successors and assigns, that the Texas Deceptive Trade Practices Consumer Protection Act, Subchapter E of Chapter 17 of the Texas Business and Commerce Code (“DTPA”), is not applicable to this Lease. Accordingly, the rights and remedies of Lessor and Lessee with respect to all acts or practices of the other, past, present

Schedule 40.30

or future, in connection with this Lease shall be governed by legal principles other than the DTPA. Lessor and Lessee each hereby waives its rights under the DTPA, a law that gives consumers special rights and protections. After consultation with an attorney of its own selection, Lessor and Lessee, respectively, voluntarily consent to this waiver.

2. Waiver Under Texas Property Code Section 93.012. LESSOR AND LESSEE ARE KNOWLEDGEABLE AND EXPERIENCED IN COMMERCIAL LEASING TRANSACTIONS AND AGREE THAT THE PROVISIONS OF THIS LEASE FOR DETERMINING ALL CHARGES, AMOUNTS AND ADDITIONAL RENT PAYABLE BY LESSEE ARE COMMERCIALLY REASONABLE AND VALID EVEN THOUGH SUCH METHODS MAY NOT STATE A PRECISE MATHEMATICAL FORMULA FOR DETERMINING SUCH CHARGES. ACCORDINGLY, LESSEE VOLUNTARILY AND KNOWINGLY WAIVES ALL RIGHTS AND BENEFITS OF A LESSEE UNDER SECTION 93.012 OF THE TEXAS PROPERTY CODE, AS SUCH SECTION NOW EXISTS.

3. Lien Waiver. Lessee hereby waives all lien rights under Section 91.004 of the Texas Property Code (as currently enacted or hereafter modified), as well as any successor statute granting Lessee a lien in Lessor’s property.

(i)	Utah: None

Schedule 40.30